As filed with the Securities and Exchange Commission on April 30, 2024

Registration Nos. 333-85183; 811-09547

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 30	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 31	☒

FARMERS ANNUITY SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3120 139th Ave SE, Suite 300, Bellevue, Washington 98005

(Address of Depositor’s Principal Executive Offices)

1-800-238-9671

(Depositor’s Telephone Number)

Tina de Jong

Special Corporate Counsel and Corporate Secretary

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2024 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment

Prospectus

May 1, 2024

Farmers® Variable Annuity

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY

ISSUED THROUGH:

Farmers Annuity Separate Account A

BY

Farmers New World Life Insurance Company

This prospectus describes the Farmers® Variable Annuity (the “Contract”), an individual flexible premium variable annuity contract issued by Farmers New World Life Insurance Company. The Contract allows you to accumulate a Contract Value, and later apply that Contract Value (less surrender charges) to receive fixed annuity payments. This Contract is currently not being issued.

This prospectus provides basic information that you should know before investing. Please read it carefully before investing and keep it for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.

An investment in this Contract is not a bank deposit, and no bank endorses or guarantees the Contract. The Contract is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved this Contract or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Appendix: Portfolios Available Under the Contract	A-1

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit. An accounting unit we use to calculate subaccount values during the Pay-in Period. It measures the net investment results of each of the subaccounts.

Annuitant. You are the Annuitant, unless you state otherwise in your application. Before any annuity payments begin, the Annuitant is the person (or persons) on whose life (or lives) the Contract is issued. When annuity payments begin, the Annuitant is a person during whose lifetime we may make payments under one of the annuity options. You may select joint Annuitants.

Annuity Start Date. The date when we will begin to pay annuity payments to you or a person you designate under the annuity option you selected.

Beneficiary. The person you select to receive the death benefit if you or the last surviving Annuitant dies before the Annuity Start Date.

Business Day/Valuation Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Contract on each day the NYSE is open for regular trading. When we use the term “business day” in this prospectus, it has the same meaning as the term “valuation day” found in the Contract.

Cash Value. The Contract Value minus any applicable surrender charge, records maintenance charge, and premium tax.

Company (we, us, our, Farmers). Farmers New World Life Insurance Company.

Contract month, year or anniversary. A month, year or anniversary as measured from the Issue Date.

Contract Value. The sum of the amounts you have accumulated under the Contract. It is equal to the money you have under the Contract in the Variable Account and the Fixed Account.

Final Annuity Date. The Contract Anniversary when the oldest Annuitant is age 95.

Fixed Account. An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value. Your Contract Value in the Fixed Account.

Free Withdrawal Amount. An amount you can withdraw each Contract Year as a partial withdrawal or as part of a surrender without incurring a surrender charge.

Fund or Funds. Investment companies that are registered with the SEC. This Contract allows you to invest in the portfolios of the funds that are listed in the Appendix A of this prospectus.

General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Issue Date. The date on which we credit the initial Premium Payment to your Contract. It is also the date when, depending on your state of residence, we allocate your premium(s) either entirely to the Fixed Account, or to the Fixed Account and the subaccounts you selected on your application.

Net Investment Factor. The factor we use to determine the value of an Accumulation Unit at the end of each valuation period. We determine the Net Investment Factor separately for each subaccount.

NYSE. The New York Stock Exchange.

Pay-in Period. The period that begins when we issue your Contract and ends on the Annuity Start Date. During the Pay-in Period, earnings accumulate on a tax-deferred basis until you take money out.

Payout Period. The period beginning on the Annuity Start Date during which you or the person you designate will receive annuity payments.

Portfolio. A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as “Fund”.

Premium Payment. Amount you pay to us for the Contract. When we use the term “Premium Payment” in this prospectus, it means a Premium Payment less any applicable premium taxes.

Qualified Contract. A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment under the Tax Code.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, Georgia 31139. Infosys McCamish Systems, LLC is the administrator of the Contract. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount. A subdivision of the Variable Account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

Surrender. The termination of a Contract at the option of the Owner.

Tax Code. The Internal Revenue Code of 1986, as amended.

Valuation Period. The period of time over which we determine the change in the value of the subaccounts in order to price Accumulation Units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

Variable Account. Farmers Annuity Separate Account A. It is a separate investment account divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Variable Account Value. The portion of the total value of your Contract that is allocated to the subaccounts of the Variable Account.

Written Notice. The Written Notice you must sign and send to us to request or exercise your rights as Owner under the Contract. To be complete, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner). The person(s) entitled to exercise all rights as owner under the Contract.

Key Information

Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges for Early Withdrawals

If you withdraw money from the Contract within 7 years following a Premium Payment, you may be assessed a surrender charge. The maximum surrender charge is 7% of the Premium Payment, and a surrender charge may be assessed up to 7 years after a Premium Payment. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.

See “Surrender and Partial Withdrawals.”

Transaction Changes

In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 12 during a Contract Year) or if state or local premium taxes are assessed.

See “Fees and Charges.”

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract*	1.17%	1.17%***
	Investment options (Portfolios fees and expenses)**	0.20%	1.35%
	Optional benefits available for an additional charge (for a single option benefit, if elected)*	0.25%	0.25%

* As a percentage of assets in the Variable Account.

**As a percentage of Portfolio’s net assets.

*** Includes $30 annual Records Maintenance Charge. The amount may be less than what is shown, because the Records Maintenance Charge is waived in certain circumstances. See “Fees and Charges – Records Maintenance Charge.”

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following tables shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,375	Highest Annual Cost $3,120

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of Portfolio Company fees and expenses

• No optional benefits

• No sales charges

• No additional purchase payments, transfers or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of optional benefits, and Portfolio Company fees and expenses

• No sales charges

• No additional purchase payments, transfers or withdrawals

RISKS
Risk of Loss	You can lose money by investing in this Contract, including some or all of your investment.
Not a Short-Term Investment

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing purchase payments in the Contract is consistent with the purpose for which the investment is being considered.

See “Principal Risks of Investing in the Contract.”

Risks Associated with Investment Options

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Subaccounts of the Variable Account in which you invest. Each Subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform.

Insurance Company Risks

An investment in the Contract is subject to the risks related to Farmers New World Life Insurance Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about us is available upon request. Such requests can be made toll-free at 1-877-376-8008.

RESTRICTIONS
Investments

The Contract was available for qualified and non-qualified retirement plans. The Contract is currently not available for sale. This Contract required you to pay an initial premium of at least $500. The initial premium is the only premium we require you to pay.

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract Year.

Before the Annuity Start Date, you may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated in “Transfer” section of this Prospectus. Also, we may modify or suspend the transfer privilege at any time.

We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company.

We reserve the right to remove or substitute portfolios as investment options, and we may limit a portfolio’s availability to new premiums and/or transfers of Contract Value.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio.

You may place money in the Fixed Account where we guarantee that it will earn interest for one-year periods at a guaranteed rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so.

Eleven subaccounts, specified in “The Portfolios –Subaccounts Closed to New Investors” are closed to new investors.

The following restrictions apply to partial withdrawals. A partial withdrawal may have adverse tax consequences.

◾   You may make only 1 withdrawal each calendar quarter.

◾   You must request at least $100.

◾   You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

◾   Surrender charges may apply.

See “Transfers,” “Farmers Annuity Separate Account A,” The Portfolios,” and “Fees and Charges.”

Optional Benefits

Optional benefits may be only available at the time you purchased your contract. We may discontinue or restrict the availability of an optional benefit.

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit Rider.

See “Benefits Available Under the Contract,” “Death Benefit – Optional Guaranteed Minimum Death Benefit,” “Guaranteed Retirement Income Benefit.”

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. If you purchase the contract through a tax-qualified plan or individual retirement account, you do not get any additional tax deferral. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

See “Federal Tax Considerations.”

CONFLICTS OF INTEREST
Investment Professional Compensation

The Contract is currently not being issued. However, some investment professionals may receive compensation in connection with additional purchase payments in an outstanding Contract, and may have a financial incentive to recommend such additional payments over another investment. This compensation is paid in the form of commissions, based on your investment in the Contract.

See “Distribution of the Contacts” of the Statement of Additional Information (“SAI”).

Exchanges

If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract. This Contract is no longer sold.

See “Your Contract: The Pay-In Period – Tax-Free‘Section 1035’ Exchanges.”

Overview of the Contract

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus, the related SAI, the Contract and the summary or full prospectuses for the Portfolios being considered. We urge you to read the entire prospectus as it describes all material features and benefits of the Contract and your rights and limitations thereunder. Certain features and benefits may vary depending on the state in which your Contract is issued.

Purpose

The Contract described in this prospectus is an individual flexible premium variable annuity contract. It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. This annuity is a contract between you (the Contract Owner) and Farmers (an insurance company) in which you agree to make one or more payments to us and, in return, we agree to pay a series of payments to you at a later date. The Contract gives you the opportunity to accumulate earnings on your Contract Value that are generally tax-deferred until you take money out of the Contract by surrender, partial cash withdrawals, we make annuity payments to you, or we pay the death benefit. Your Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Contract transactions (such as transfers and partial withdrawals) on your Contract Value. The Contract was available for qualified and non-qualified retirement plans. The Contract is currently not available for sale.

The Contract is designed to be long-term in nature in order to provide significant annuity benefits for you. This Contract is not appropriate if you intend to withdraw most of your Contract Value before you reach age 59 1/2. You could incur significant tax penalties and lose the annuity benefits of the Contract if you withdraw your money before you are age 59 1/2. For these reasons, you should not participate in this Contract if you are looking for a short-term investment.

Phases of the Contract

Like all deferred annuities, the Contract has two phases: the “Pay-in” Period and the “Payout” Period.

During the Pay-in Period, you can allocate money to any combination of investment alternatives offered under the Contract. Your Contract Value equals the sum of Variable Account Value and the Fixed Account Value:

◾

Variable Account. You may allocate premium(s) and Contract Value to one or more of the 45 Subaccounts each of which invests exclusively in one of the portfolios. For a list of portfolios in which you can invest, see “Appendix: Portfolios Available Under the Contract.”

◾

We reserve the right to offer other subaccounts in the future. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of these subaccounts and will be reduced by Contract and portfolio company charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

◾

We reserve the right to offer other subaccounts in the future. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of these subaccounts and will be reduced by Contract and portfolio company charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

◾

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest for one-year periods at a guaranteed rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by some of the fees and charges we assess. The Fixed Account is part of our General Account.

The Payout Period begins once you start receiving regular annuity payments from the Contract. You may receive annuity payments under one of three fixed annuity payment options: 1) Life Income, 2) Life Income with Guarantee Period, 3) Joint and Survivor Life Annuity. Description of each annuity payment option is provided in the “The Payout Period – Description of Annuity Options” section of this Prospectus The money you can accumulate during the Pay-in Period will directly determine the dollar amount of any annuity payments you receive.

Contract Features

Below is a brief summary of the Contract’s primary features and options.

Premium Flexibility

Minimum Premium. This Contract requires you to pay an initial premium of at least $500. The initial premium is the only premium we require you to pay.

Flexible Premiums. You can pay additional premiums of $500 or more ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit) at any time before the Annuity Start Date. We may limit the total premium(s) paid to us during any Contract Year. You may also choose to have premiums deducted directly from your bank account.

Death Benefit. The Contract also offers a death benefit payable if any Owner or the last surviving Annuitant dies before the Annuity Start Date.

Optional Guaranteed Minimum Death Benefit. You may select for an additional fee the optional Guaranteed Minimum Death Benefit that provides an enhanced death benefit if the last surviving Annuitant dies before the Annuity Start Date.

Guaranteed Retirement Income Benefit. As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider. If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change. Description of the benefit is provided in the “Guaranteed Retirement Income Benefit” section of the prospectus.

Automatic Asset Rebalancing Program. Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating premiums. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract Year. We do not include any money allocated to the Fixed Account in the rebalancing. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program. The Dollar Cost Averaging Program permits you to systematically transfer (on each monthly anniversary of the Issue Date) a set dollar amount from the Fixed Account to up to 8 Subaccounts. The minimum transfer amount is $100. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract Year. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Systematic Withdrawal. You may elect our systematic withdrawal plan option whereby, after the first Contract Year, you may receive periodic payments of at least $100 on a monthly basis during the Pay-in Period.

Transfers. At any time during the Pay-in Period, you may make an unlimited number of transfers from and among the separate accounts. You may make one transfer each Contract Year from the Fixed Account.

Tax Treatment. Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified Contract during the Pay-in Period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. Different tax consequences may apply for a Qualified Contract. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered. Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a surrender. For a further discussion of the Federal tax status of variable annuity contracts, see “Federal Tax Considerations.”

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you paid or will pay at the time that you bought the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Surrender Charge (as a percentage of amount surrendered or partially withdrawn)[1]	Maximum 7%
Transfer Fee[2]	$25 after 12 transfers per year
Premium Tax Charge[3]	Maximum 3.5%

[1]

We do not assess a surrender charge on death benefit payments. We do assess a surrender charge if you surrender your Contract, partially withdraw its Cash Value, or annuitize under the Contract while surrender charges are applicable.

[2]

We do not assess transfer fees on transfers under the Dollar Cost Averaging or Automatic Asset Rebalancing programs. Transfers under these programs do not count toward the twelve free transfers permitted each Contract Year.

[3]	Premium Tax charge, ranging from 0.00%—3.50%, may apply upon full surrender, partial withdrawal, or annuitization.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract (not including portfolio fees and expenses).

If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses	$ 30 annually
Base Contract Expenses (as percentage of assets in the Variable Account)	1.15%
Optional Benefit Expenses (as percentage of assets in the Variable Account)
Guaranteed Retirement Income Benefit	0.25%
Guaranteed Minimum Death Benefit	0.25%

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found in “Appendix: Portfolios Available Under the Contract.”

Annual Portfolio Company Expenses

	Minimum	Maximum
(Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.20%	1.35%

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Portfolio expenses.

The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
If you surrender or annuitize your Contract at the end of the applicable time period:	914	1,414	2,011	3,422

	1 year	3 years	5 years	10 years
If you do not surrender or annuitize your Contract at the end of the applicable period	314	960	1,631	3,422

Principal Risks of Investing in the Contract

Short-Term Investment Risk. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your registered representative.

Investment Option Investment Risk. You bear the risk of any decline in the Variable Account Value of your contract resulting from the performance of the Portfolios you have chosen. The Variable Account Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Portfolio. This risk could have a significant negative impact on certain benefits and guarantees under Contract. The investment risks are described in the prospectuses for the Portfolios.

Insurance Company Financial Strength Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise.

Withdrawal Risk. Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified Contract during the Pay-in Period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. Different tax consequences may apply for a Qualified Contract. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered.

Tax-related Risk. The Contract is designed to be long-term in nature in order to provide significant annuity benefits for you. Generally, a Contract’s earnings are not taxed until you make a withdrawal. However, if the Owner of a Contract is not a natural person, e.g., a trust, tax on earnings will not be deferred but will be assessed annually. If you withdraw money from a non-qualified Contract, earnings will be taxed first. In addition, if a withdrawal occurs before you reach age 59 1/2, You could incur significant tax penalties. Different tax consequences apply to a Qualified Contract. You should consult a qualified tax advisor regarding your particular circumstances before engaging in any transaction.

Cybersecurity and Business Continuity Risk. Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and unauthorized release of confidential customer information. Additionally, our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of, disruption to, or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, loss of data and breaches of regulation caused by cyber-attacks or other similar illegal, or unauthorized intrusions may lead to a materially adverse effect on our operations, results, financial condition, and corporate reputation.

In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. Although we seek to limit our vulnerability to such risks through technological and other means to maintain the integrity and security of our information systems and data, it is not possible to anticipate or prevent all potential forms of cyber-attack or other similar illegal or unauthorized intrusions or to guarantee our ability to timely detect, remediate, and defend against all such attacks. In addition, due to the sensitive nature of much of the financial and personal information we maintain, we may be at particular risk for targeting.

Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract that result from cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from owners. Catastrophic events may also negatively affect the computer and other systems on which we rely. There can be no assurance that we, our service providers or the underlying funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Contract. We are obligated to pay all benefits under the Contracts. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers’ General Account supports the Fixed Account under the Contract.

The Fixed Account

You may allocate some or all of your Premium Payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our General Account assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Payments from the General Account for these obligations are subject to our claims-paying ability and financial strength. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual rate of at least the minimum guaranteed interest rate indicated in your contract. The guaranteed minimum interest rate will be between 1.0% and 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at the current rates in excess of the minimum guaranteed rate indicated in your contract, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations You make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum guaranteed interest rate indicated in your Contract.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below the minimum guaranteed interest rate indicated in your Contract per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not necessarily been reviewed by the staff of the SEC. However, Fixed Account disclosures may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Farmers Annuity Separate Account A

Farmers established the Farmers Annuity Separate Account A (the “Variable Account”) as a Variable Account under the law of the state of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws. The Variable Account will receive and invest Premium Payments paid under the Contracts and under other variable annuity contracts we may issue in the future.

The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account shall be credited to or charged against the Variable Account, without regard to other income, gains or losses of any other account we own or arising out of any other business we may conduct.

Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our General Account. The portion of the assets of the Variable Account equal to the required reserves and other contract liabilities of the Variable Account are not chargeable with liabilities that arise from any other business that we conduct. We have the right to transfer to our General Account any assets of the Variable Account that are in excess of such reserves and other liabilities. Farmers is obligated to pay all amounts promised to the investors under the Contracts.

The Variable Account is divided into Subaccounts, each of which invests in shares of a portfolio of a fund. The Variable Account is subject to the laws of the State of Washington, which regulate the operations of insurance companies domiciled in Washington.

Changes to the Variable Account

We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify provisions of the Contract to reflect changes to the subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law. You may obtain additional information regarding the substitutions of investments and resolving conflicts among funds in the SAI. You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the back cover or by calling 1-877-376-8008.

The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Contract. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Contract.

An investment in a Subaccount, or in any portfolio, including the DWS Government Money Market VIP, is not insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Government Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.

Subaccounts Closed to New Investors

Eleven subaccounts, which invest in the following portfolios, are closed to new investors:

Portfolio	Fund	Effective Date
Calvert VP SRI Mid Cap Portfolio	Calvert Variable Series, Inc.	September 1, 2008
DWS Core Equity VIP	Deutsche DWS Variable Series I	September 1, 2008
DWS Small Mid Cap Growth VIP	Deutsche DWS Variable Series II	September 1, 2008
Templeton Developing Markets VIP Fund	Franklin Templeton Variable Insurance Products Trust	September 1, 2008
Goldman Sachs Strategic Growth Fund	Goldman Sachs Variable Insurance Trust	September 1, 2008
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006
Janus Henderson Enterprise Portfolio	Janus Aspen Series	September 1, 2008
Equity Income Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
Principal Capital Appreciation Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
SmallCap Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
Franklin Small Cap Value VIP Fund	Franklin Templeton Variable Insurance Products Trust	June 20, 2021

If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected subaccount on the effective date, you may:

(1)	remain invested in the affected subaccount;
(2)	continue to allocate new premium to the affected subaccount; and
(3)	transfer into and out of the affected subaccount.

However, if and when you fully transfer out of an affected subaccount, you will not be permitted to allocate new premium to that subaccount or to transfer Contract Value into or out of that subaccount.

Information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in the “Appendix: Portfolios Available Under the Contract.”

Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio, and instructions regarding how you may obtain paper or electronic copies of Portfolio’s prospectus is also provided in the appendix.

In addition to the Variable Account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers, nor the mutual funds currently foresee any such disadvantages, either to variable life insurance Policy Owners or to variable annuity contract Owners, each fund’s Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance Policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions given by those variable life insurance Owners and those given by variable annuity contract Owners. If a fund’s Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance Policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined fund.

Selection of the Portfolios

The portfolios offered through the Contracts are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the portfolio’s adviser was an affiliate. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a portfolio no longer satisfies one or more of the selection criteria and/or if the portfolio has not attracted significant allocations from Contract Owners.

You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select Subaccounts in which to allocate premiums or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk that the Contract Value of your Contract may decline as a result of the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Contract.

Revenue We Receive From the Portfolios and/or Their Service Providers.

We and/or Farmers Financial Solutions, LLC (“FFS”) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we and/or FFS provide and expenses we incur. We and/or FFS generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or FFS receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the prospectuses, for the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Contract and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Contract and to certain other variable insurance products that we issue. These percentages currently range from 0.00% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
DWS	0.25%	Goldman Sachs	0.00%
BNY Mellon	0.25%	Janus	0.25%
Fidelity®	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	Principal	0.25%
*

Payments are based on an annual percentage of the average daily net assets of each underlying portfolio owned by the subaccounts available under this Contract and under certain other variable insurance products offered by us.

•

Other Payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the portfolios. Contract Owners, through their indirect investment in the portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the variable insurance products we issue, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and/or FFS incur in promoting, issuing, distributing, and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying portfolios. We and our affiliates may profit from these payments.

Availability of the Portfolios

We cannot guarantee that each portfolio will always be available for investment through the Contracts.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment, or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove, or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Contract Owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in the Subaccount that invests in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Contract Owners advising you of the action and the reasons we took such action.

Benefits Available Under the Contract

The following table summarizes information about certain benefits available under the Contract.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Guaranteed Retirement Income Benefit rider	Guarantees a minimum income that is based on conservative actuarial factors.	Optional	0.25% of the average daily net assets you have invested in the subaccounts

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider.

If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change.

There are conditions for receiving this benefit, and if you do not meet these conditions, you lose the benefit of the Rider.

Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	No Charge	Withdrawals will proportionately reduce the benefit, and such reductions could be significant.
Optional Guaranteed Minimum Death Benefit

Provides enhanced death benefit.

On the death of the last surviving Annuitant, the Guaranteed Minimum Death Benefit will equal the greatest of the following:

•  the standard death benefit

•  premiums you paid accumulated daily with interest compounded at 4% per year until the earlier of: (i) the date of death, or (ii) the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday; minus proportional reductions for withdrawals; or

		Optional	0.25% of the average daily net assets you have invested in the Subaccounts

Withdrawals will proportionately reduce the benefit, and such reductions could be significant.

This rider may not be available in all states, and may vary by state.

It provides an enhanced death benefit only if the last surviving Annuitant dies before the Annuity Start Date and before any Owner dies.

This enhanced death benefit is payable on the death of an Owner only if that Owner is the first Owner to die and is the last surviving Annuitant.

You may select the Guaranteed Minimum Death Benefit only on your Contract application.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations

•  the Greatest Anniversary Value on any Contract Anniversary through the earlier of the date of death or the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals.

A different death benefit calculation applies if the last surviving Annuitant dies after the Contract Anniversary on or next following the Annuitant’s 80th birthday.
Systematic Payment Plan	You may elect our systematic withdrawal plan option whereby, after the first Contract Year, you may receive periodic payments of at least $100 on a monthly basis during the Pay-in Period.	Optional	No Charge	Reduces your contract value by the amount of any withdrawals, (surrender charges, income taxes, and tax penalties may be applicable)
Dollar Cost Averaging	Permits you to systematically transfer (on each monthly anniversary of the Issue Date) a set dollar amount from the Fixed Account to up to 8 subaccounts.	Optional	No Charge	The minimum transfer amount is $100. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.
Automatic Asset Rebalancing	Allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation.	Optional	No Charge	We do not include any money allocated to the Fixed Account in the rebalancing. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program.

Your Contract: The Pay-In Period

The Pay-in Period begins when we issue your Contract and continues until the Annuity Start Date. The Pay-in Period will also end if you surrender your Contract, or a death benefit is payable, before the Payout Period.

Who Should Own the Contract? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in higher Federal and state income tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you invested. You will have to hold the Contract for a period of time before the tax benefits will outweigh the fees assessed under this Contract.

If you own the Contract through a tax favored arrangement, including IRAs, Roth IRAs, SIMPLE IRAs, and SEP IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) since the tax favored arrangement itself provides for tax sheltered growth.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange, you might have to pay a surrender charge on your old contract. There may be a new surrender charge period for the new contract and other charges may be higher (or lower) and the benefits may be different than your old contract. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you a new annuity contract (that person will generally earn a commission if you buy an annuity through an exchange or otherwise).

Revenue Procedure 2011-38 sets forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract will be treated by the IRS as a tax-free exchange.

Under Rev. Proc. 2011-38:

1.	The period of time in which cash cannot be withdrawn from either contract after a partial exchange is 180 days; and

2.	Annuity payments that satisfy the partial annuitization rule of Section 72(a)(2) of the Tax Code will not be treated as a distribution from either the old or new contract.

Please consult a competent tax advisor before engaging in either a Code Section 1035 exchange or partial transfer.

Ownership Rights

The Contract belongs to the Owner named in the application. The Owner may exercise all of the ownership rights and options described in the Contract. The Annuitant is the Owner unless the application specifies a different person as the Owner. The Owner may designate the Annuitant (the person to receive the annuity payments) and beneficiary (the person to receive the death benefit when the Annuitant or Owner dies) in the application.

Changing the Owner:

•	You may change the Owner by providing a written request to us at any time while the Annuitant is alive before the Annuity Start Date.
•	Any change in Owner requires our written approval.
•	The change takes effect on the date that the written request is signed.
•	We are not liable for any actions we may have taken before we received the written request.
•	Changing the Owner does not automatically change the beneficiary.

Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.

Selecting and Changing the Beneficiary:

•	If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
•	If the beneficiary dies before the Owner/Annuitant, then any contingent beneficiary becomes the beneficiary.
•	If both the beneficiary and contingent beneficiary die before the Owner/Annuitant, then we will pay the death benefit to the Owner or the Owner’s estate once the death benefit becomes payable.
•

You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the Owner’s/Annuitant’s death, then the death benefit proceeds will be paid as if the beneficiary had died first.

•	You can change the beneficiary generally by providing us with a written request signed by the Owner while the Annuitant is living.
•	The request to change the beneficiary must be signed by the Owner.
•	The change in beneficiary is effective as of the date you sign the written request, subject to any action taken before we receive the request.
•	If you have named a beneficiary irrevocably, both you and the beneficiary must sign any request for change.
•	We are not liable for any actions we may have taken before we received the written request.

Assigning the Contract:

•	You may assign Contract rights before the Annuity Start Date.
•	The Owner retains any ownership rights that are not assigned.
•	The assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
•	The rights of the Owner and the beneficiary are subject to the rights of the assignee.
•	We are not bound by any assignment unless duplicate signed forms are filed with us.

•	We are not responsible for the validity of any assignment.
•	We are not liable for any payment we made before we received Written Notice of the assignment.

Assigning the Contract may have tax consequences. See the “Federal Tax Considerations” section of this prospectus for more information.

Modifying the Contract

Only one of our officers may modify the Contract or waive any of our rights or requirements under the Contract. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Contract. Upon notice to you, we may modify the Contract to:

•

conform the Contract, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, our company or the Variable Account is subject;

•	assure continued qualification of the Contract under the Federal tax laws; or
•	reflect a change in the Variable Account’s operations.

If we modify the Contract, we will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, we will amend the provision to conform with such laws.

Premiums

Premium Flexibility

The initial premium of at least $500 is the only premium required to be paid under the Contract. You have the ability to determine the frequency of premiums you make after payment of the initial premium. You also may determine the amount and timing of each additional Premium Payment, except that Premium Payments must be at least $500 ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit). You may make Premium Payments at any time until the earliest of: (a) the Annuity Start Date; (b) the date you fully withdraw all Contract Value. There is no age limit on making regular contributions to traditional or Roth IRAs. You must send all premiums to our Service Center.

We will not accept total Premium Payments in excess of the cumulative premium limit that is specified on your Contract specification page. The Federal Tax Code may also limit the amount of premiums you may make.

We may decline a Premium Payment for any reason permitted by law.

Electronic Payments. If you authorize electronic payment of your premiums from your bank account, the total amount of premiums being debited must be at least $500 per year. You can make monthly payments for the applicable fraction of at least $500, but the total for the year must add up to at least $500.

Allocating Premiums

When you complete your application, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the Variable Account and/or the Fixed Account according to the following rules.

•	You must put at least 1% (and no less than $500) of each premium in any subaccount you select or the Fixed Account.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification or by telephone authorization (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation unless we receive contrary instructions. However, you may direct individual Premium Payments to a specific subaccount and/or to the Fixed Account without changing your instructions. Changing your allocation instructions will not change the way existing Contract Value is apportioned among the Subaccounts or the Fixed Account.

Investment returns from amounts allocated to the subaccounts will vary with the investment performance of the subaccounts and will be reduced by Contract charges. You bear the entire risk for amounts you allocate to the Subaccounts. You should periodically review your Premium Payment allocation instructions in light of market conditions and your overall financial objectives.

We credit any premiums you make to your Contract after the date of reallocation (or after the Issue Date, if applicable) using the Accumulation Unit value next computed at the end of a Business Day on which we receive them at our Service Center. Our Business Day closes at the end of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time). If we receive your additional Premium Payments after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Contract Value

Your Contract Value:

•

varies from day to day, depending on the investment performance of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Contract transactions (such as additional Premium Payments, transfers, and partial withdrawals);

•	serves as the starting point for calculating values under a Contract;
•	equals the sum of all values in each subaccount and the Fixed Account;
•	is determined on the Issue Date and on each Business Day;
•	on the Issue Date, equals the initial premium less any premium tax due; and
•	has no guaranteed minimum amount and may be more or less than premiums paid.

Subaccount Value

Each subaccount’s value is determined at the end of each Business Day. We determine your Contract’s value in each subaccount by multiplying the number of units that your Contract has in the subaccount by the Accumulation Unit value of that subaccount at the end of the Business Day.

The number of Accumulation Units in any subaccount on any Business Day equals:

•	the initial Accumulation Units purchased at the unit value on the Issue Date; plus
•	Accumulation Units purchased with additional premiums; plus
•	Accumulation Units purchased via transfers from another subaccount or the Fixed Account; minus
•	Accumulation Units redeemed to pay a pro-rata share of the Records Maintenance Charge, if assessed on that Business Day; minus
•	Accumulation Units redeemed to pay for partial withdrawals, and any applicable surrender charges and premium taxes; minus
•	Accumulation Units redeemed as part of a transfer to another subaccount, or the Fixed Account, and any applicable transfer fee.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into Accumulation Units. We determine the number of Accumulation Units we credit to, or subtract from, your Contract by dividing the dollar amount of the allocation, transfer, or withdrawal, by the Accumulation Unit value for that subaccount at the end of the Valuation Period.

Accumulation Unit Value

The Accumulation Unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. The Accumulation Unit value may increase or decrease from one Valuation Period to the next. The Accumulation Unit value for each subaccount is recalculated at the end of each Business Day by multiplying the Accumulation Unit value at the end of the immediately preceding Business Day by the Net Investment Factor for the Business Day for which the value is being determined. The new Accumulation Unit value reflects the investment performance of the underlying portfolio, and the daily deduction of: (i) the mortality and expense risk charge, (ii) any charge for enhanced benefit riders, and (iii) the daily administrative charge during each Valuation Period. For information on computing the Net Investment Factor, see the “Calculation of Subaccount and Adjusted Historic Portfolio Performance Data – Accumulation Unit Value” of the SAI.

We determine a separate Accumulation Unit value for each subaccount. We will also determine separate sets of Accumulation Unit value reflecting the costs of the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit.

Fixed Account Value

On the Issue Date, your Fixed Account Value is equal to the premiums paid.

Your Fixed Account Value at the end of any Valuation Period (before the Annuity Start Date) is equal to:

•	the total of premiums allocated to the Fixed Account; minus
•	any applicable premium taxes; plus
•	amounts transferred from the Subaccounts; increased by
•	any credited interest; and decreased by
•	any transfers and withdrawals from the Fixed Account, and by any charges deducted from the Fixed Account.

Your Contract’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Contract.

Fees and Charges

This section describes the fees and charges that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Contract may result in a profit to us.

Mortality and Expense Risk Charge

As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your net assets in the Subaccounts. The charge is equal, on an annual basis, to 0.95% of average daily net assets you have invested in the Subaccounts.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, each Annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Annuity Start Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

If you selected either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit (offering discontinued in July 2003), we will deduct an additional daily fee from your value in the Subaccounts at an annual rate of 0.25% of average daily net assets you have invested in the Subaccounts. If you chose both benefits, the additional daily fee will increase to an annual rate of 0.50%. See “Fee Table.”

Asset-Based Administration Charge

We deduct a daily asset-based administration charge from each Subaccount to help reimburse us for our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.20% of your average daily net assets in the Subaccounts. This charge is designed to help compensate us for the cost of administering the Contracts and the Variable Account.

Transfer Fee

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract Year. Any unused free transfers do not carry over to the next Contract Year. Each written or telephone request would be considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Transfers you make through our asset rebalancing and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.

Surrender Charge

We do not deduct a charge for sales expenses from Premium Payments at the time Premium Payments are paid to us. However, we will deduct a surrender charge, if applicable, if you surrender your Contract or partially withdraw Cash Value before the Annuity Start Date, or if you annuitize your Contract. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.

As a general rule, the surrender charge equals a percentage of the Premium Payments withdrawn that: (a) we have held for less than seven years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire seven year period following each Premium Payment. The applicable percentage depends on the number of years since you made the Premium Payment being withdrawn, as shown on this chart:

Number of Completed Years from the Date of Premium Payment	Surrender Charge Percentage
0	7%
1	6%
2	5%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

In determining surrender charges, we will deem premiums to be surrendered in the order in which we received them – that is, on a first-in, first-out basis.

Because surrender charges are based on the date each Premium Payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier, if you have continued to make Premium Payments.

We will not apply the Surrender Charge Percentage to an amount greater than the current Contract Value minus the Free Withdrawal Amount. This may occur, for instance, if the Contract Value is less than your total Premium Payments because of negative investment performance.

When you request a withdrawal, you will be sent a check in the amount you requested (if available), less applicable tax withholding. If a surrender charge applies, your remaining Contract Value will be reduced by the dollar amount we send you, plus the surrender charge. The surrender charge is deducted pro-rata from all Subaccounts and the Fixed Account in which the Contract is invested based on the remaining Contract Value in each Subaccount and the Fixed Account, unless you request otherwise.

Free Withdrawal Amount

In any Contract Year before the Annuity Start Date, You may withdraw a portion of your Contract Value once each calendar quarter without incurring a surrender charge. This amount is called the Free Withdrawal Amount. Each Contract Year, the Free Withdrawal Amount is an amount up to the greater of:

•	Contract Value minus the excess of total premiums paid over prior withdrawals that were previously assessed a surrender charge; or

•	10% of the Contract Value determined at the time the withdrawal is requested, less any prior withdrawals in that Contract Year.

Any premium that has been held by us for more than seven years will be subject to a 0% surrender charge percentage.

Examples of Surrender Charge Calculation:

In the following examples, assume that a Contract is issued on July 1, 2022 with a $10,000 premium paid on the Issue Date. No subsequent premiums are paid.

Partial Withdrawal Example. The Owner wishes to withdraw $4,000 on September 15, 2026. Suppose the Contract Value is $12,700 on that date, before the withdrawal.

The Free Withdrawal Amount is the larger of (a) and (b):

(a)	$12,700 – $10,000 = $2,700
(b)	(10%)($12,700) = $1,270

The Free Withdrawal Amount is $2,700. The remaining portion of the withdrawal is subject to a surrender charge. Since this amount represents the withdrawal of premium paid between 3 and 4 years ago, the surrender charge percentage is 5%. The surrender charge is calculated as follows:

($4,000—$2,700)(5%) = $65

The Owner would receive $4,000, and the remaining Contract Value would be reduced by $4,065 and would equal $8,635 after the $4,000 partial withdrawal is taken.

Full Withdrawal Example: Positive Growth. The Owner wishes to fully surrender the Contract in year 3. The $30 Records Maintenance Charge and the surrender charge would be deducted from (the Contract Value minus the Free Withdrawal Amount). The surrender charge is calculated as follows:

($12,700—$2,700)(5%)/1.05 = $476.19

The Owner would receive $12,700—$476.19—$30 = $12,193.81.

Full Withdrawal Example: Negative Growth. Assume the same facts as above, but the Contract Value has declined to $8,000. The Free Withdrawal Amount is the larger of (a) and (b):

(a)	$8,000—$10,000 = $-2,000
(b)	(10%)($8,000) = $800

The surrender charge is calculated as follows:

($8,000—$800)(5%)/1.05 = $342.86

The Owner would receive $8,000—$342.86—$30 = $7,627.14.

Free withdrawals may be subject to federal income tax. They also may be subject to the 10% federal penalty tax if made before you reach age 59 1/2.

Waiver of Surrender Charge Riders

If state law permits and subject to certain restrictions, we will automatically issue two riders with your Contract. As described in these riders, we will waive the surrender charge:

•	after an Annuitant (who is under age 75) has been confined in a hospital or skilled heath care facility continuously for at least 90 days; or

•

(after one year from the effective date of the rider) if an Annuitant is diagnosed with a terminal illness after we issue the Contract and is expected to live for 12 months or less, up to an aggregate maximum withdrawal of $250,000.

Records Maintenance Charge

At the end of each Contract Year before the Annuity Start Date, we will deduct a records maintenance charge of $30 from your Contract Value as partial reimbursement for our administrative expenses relating to the Contract. We will deduct the fee from each Subaccount and the Fixed Account based on the proportion that the value in each Subaccount and the Fixed Account bears to the total Contract Value. We will also deduct this charge on the Annuity Start Date, or the date you surrender the Contract.

We will not deduct this fee after annuity payments have begun. We also currently waive deduction of the charge for Contracts whose Contract Value is $50,000 or more on the date of assessment.

Portfolio Management Fees and Expenses

Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the Subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2023, total annual portfolio fees and charges for the portfolios offered through this Contract ranged from 0.20% to 1.35% of average daily portfolio assets. See the prospectuses for the portfolios, for more information.

Redemption Fees. A portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

Premium Taxes

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, we will deduct the cost of such taxes from the value of your Contract either:

•	from Premium Payments as we receive them,
•	from Contract Value upon surrender or partial withdrawal,
•	on the Annuity Start Date, or
•	upon payment of a death benefit.

Other Taxes

Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

Transfers

After the right-to-examine period has expired and before the Annuity Start Date, you may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated below. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or suspend the transfer privilege at any time. Transfers under the Contract are subject to the following conditions:

•	You may make an unlimited number of transfers in a Contract Year from the Subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).

•

You may only make one transfer each Contract Year from the Fixed Account (unless you choose dollar cost averaging) during the 30 days following a Contract Anniversary. We measure a Contract Year from the anniversary of the Issue Date.

•	You may not make a transfer into the Fixed Account during the six months following any transfer you make out of the Fixed Account to any Subaccount(s).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•

You must transfer at least the lesser of $100, or your total value in the Subaccount, if less. If you request a transfer that would reduce the amount in a Subaccount or Fixed Account below $500, we will transfer the entire amount in the Subaccount.

•

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Contract Year. Any unused free transfers do not carry over to the next Contract Year. Transfers you make pursuant to the asset rebalancing and dollar cost averaging programs do not count toward your 12 free transfers. For more information, see “Fees and Charges.”

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

•

We will price complete transfer requests that are received at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

•	We may suspend, restrict, modify or eliminate the transfer privilege at any time.

Asset Allocation Models

Asset allocation allows you to allocate your investments among various asset classes – such as stock funds, international funds, bond funds, and money market funds – depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

An asset allocation model program is not currently available in connection with the Contracts. However, we may offer an asset allocation model program in the future.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the Subaccounts each quarter to reflect your most recent instructions for allocating premiums. Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the Subaccounts on the first day of the Policy quarter based on the anniversary date of the Policy to bring your Contract back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your initial premium into 5 Subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 Subaccounts to change so that the 5 Subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value.

On the first day of the policy quarter based on the anniversary date of the Policy, we will transfer your money among the Subaccounts so that 20% of your Contract Value is again in each of the 5 Subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of the policy quarter based on the anniversary date of the Policy, we will automatically transfer money among the Subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the Subaccounts to the original model that was in place on the Issue Date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Contract Year.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. AAR is not available after the Annuity Start Date. Your AAR instructions are effective on the Business Day we receive them at the Service Center. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

We may suspend or modify AAR at any time.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Contract fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

Dollar cost averaging is only available during the Pay-in Period. You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your Issue Date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the request form at least 5 Business Days before the transfer date, for your transfers to begin on that date.

When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire.

We may suspend or modify this Dollar Cost Averaging program at any time. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Telephone Transfers

Your Contract will automatically receive telephone transfer privileges unless you provide other instructions. To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract Owners, for the underlying portfolios, and for other persons who have material rights under the Contracts, such as insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on portfolio management by:
¡	impeding a portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case;
¡	causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract Owners invested in those subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners and coordinate with the underlying fund companies in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature or other standard identity authentication:

•	transfers in excess of $1,000,000 per Contract, per day

We will conduct ongoing monitoring for possible suspicious transfer activity. This includes identifying two or more round trip transactions to the same Subaccount within a 90 day period and more than four round trip transactions to the same Subaccount within a 12 month period. We will also coordinate and cooperate with the underlying fund companies’ efforts to deter, detect, and impose transaction restrictions as necessary to address disruptive trading activity.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be submitted through written request. This means that we may accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any Premium Payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio’s operations, or (2) if an underlying portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.

Underlying Portfolio Frequent Trading Policies. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses, for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolio and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a Premium Payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Surrender and Partial Withdrawals

Surrender

At any time before the Annuity Start Date, you may make a written request to surrender your Contract for its Cash Value as calculated at the end of the Business Day when we receive your request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Cash Value is the amount we pay when you surrender your Contract.

The Cash Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any surrender charge as of such date; minus
•	any premium taxes not previously deducted; minus
•	the Records Maintenance Charge unless waived.

Surrender Conditions:

•	You must make your surrender request in writing.
•	Your written surrender request must contain your signature.
•	You should send your written request to the Service Center.
•	A surrender is effective as of the Business Day when we receive your written request, unless you request otherwise.
•	You will incur a surrender charge if you surrender the Contract during the first 7 Contract years after making a Premium Payment. See the “Fees and Charges.”
•	Once you surrender your Contract, all coverage and other benefits under it cease and cannot be reinstated.
•	We will pay you the Cash Value in a lump sum within seven calendar days unless you request payment under an annuity option.

We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Contract may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawals

Before the Annuity Start Date, you may request a withdrawal of part of your Cash Value subject to certain conditions. Partial withdrawals may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawal Conditions:

•	You must make your partial withdrawal request in writing.
•	Your written partial withdrawal request must contain your signature.
•	You should send your written request to the Service Center.
•	You may make only one partial withdrawal each calendar quarter.
•	You must request at least $100.

•	You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.
•	You may incur surrender charges.
•

You can specify the subaccount(s) and Fixed Account from which to make the partial withdrawal, otherwise we will deduct the amount from the subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the Fixed Account).

•

We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

•	We will reduce your Contract Value by the amount of the withdrawal you requested plus any surrender charge.
•	We generally will pay a completed partial withdrawal request within seven calendar days after the Business Day when we receive the request.

Remember, any partial withdrawal you take will reduce your Contract Value, and will proportionally reduce the minimum death benefit by the amount of the withdrawals plus any charges. See “Death Benefits.”

If you elected the Guaranteed Minimum Death Benefit, a partial withdrawal will proportionally reduce the Greatest Anniversary Value and the amount of premiums (plus interest) being accumulated at 4% annually. Likewise, if you elected the Guaranteed Retirement Income Benefit, a partial withdrawal will proportionally reduce the Income Base. The impact of a proportional reduction on these benefits depends, in part, upon the relative amount of your Contract Value at the time of the withdrawal. Under proportional reductions, if the amount of the death benefit or Income Base is greater than the Contract Value at the time of the partial withdrawal, then the reduction in the death benefit or Income Base will be greater than the dollar amount of the withdrawal (including any charges). For this reason, if a death benefit is paid, or the Income Base is calculated, after you have taken a partial withdrawal, the possibility exists that the total amount of the death benefit or Income Base will be less than the total Premium Payments you have paid. See “Death Benefits” and “Guaranteed Retirement Income Benefit.”

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

See “Fees and Charges–Surrender Charge” for an explanation of the surrender charges that may apply.

Systematic Withdrawal Plan

After your first Contract Year, you can elect to receive regular payments from your Contract Value during the Pay-in Period. You may terminate the systematic withdrawal plan at any time.

Systematic Withdrawal Plan Conditions:

•	You must complete an enrollment form and send it to the Service Center.
•	You instruct us to withdraw selected amounts from the Fixed Account or any of the Subaccounts.
•	We will make these withdrawals on a monthly basis.
•	You must withdraw at least $100.
•	You must have a minimum balance at least equal to the amount you want to withdraw.
•	We will deduct a surrender charge, if applicable, from any amount you withdraw in excess of your Free Withdrawal Amount.
•	You may not take a systematic withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

Income taxes and tax penalties may apply to the amount withdrawn. We may suspend, modify or terminate the systematic withdrawal plan at any time.

The Payout Period

The Annuity Start Date

The Annuity Start Date is the day that the Payout Period begins under the annuity option you have selected. If you own a Contract that is not a Qualified Contract, you must select the Annuity Start Date on which you will begin to receive annuity payments. The Annuity Start Date can be no later than the Final Annuity Date (the Contract Anniversary when the oldest Annuitant is age 95). You will not be able to withdraw any Contract value amounts after the Annuity Start Date.

In the case of an IRA that satisfies Tax Code section 408, your entire interest in the Contract must be distributed, or begin to be distributed, by your required beginning date. If you were born before July 1, 1949, your required beginning date must be no later than April 1 of the calendar year following the year in which you reach age 70 1/2 and the payment must be made in a specified form or manner. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. Legislation enacted into law at the end of 2022 (Secure Act 2.0) increases the required beginning date to age 73 for individuals that turn age 72 after December 31, 2022. For each required beginning date and each succeeding year, a distribution must also be made on or before December 31. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the Annuity Start Date for Roth IRAs can be no later than the Final Annuity Date.

Annuity Options

You must choose an annuity option on or before the Annuity Start Date. The annuity option you select will affect the dollar amount of each annuity payment you receive. You may select or change your annuity option on or before the Annuity Start Date while the Annuitant is living by sending a written request signed by you and/or your beneficiary, as appropriate, to our Home Office. You may choose one of the annuity options described below or any other annuity option being offered by us as of the Annuity Start Date. The annuity options we currently offer provide for fixed annuity payments. Once you have selected an annuity option, you may not change that election with respect to any Annuitant if annuity payments have begun. After the Annuity Start Date, the Contract no longer participates in the Variable Account.

You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. If you do not specify the frequency of payment, we will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to our agreement) and will begin in the month immediately following the Annuity Start Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and annuity option you select.

If you do not select an annuity option by the Final Annuity Date, we will apply the Contract Value under the Second Option, Life Income with a 10-year guarantee period, as described below.

A beneficiary may have the death benefit paid as an annuity under one of the annuity options.

Determining the Amount of Your Annuity Payment

On the Annuity Start Date, we will use the Cash Value to calculate your annuity payments under the annuity option you select. Cash Value is your Contract Value minus any applicable surrender charges, records maintenance fee, and premium tax.

For Qualified Contracts, distributions must satisfy certain requirements specified in the Federal Tax Code.

Fixed Annuity Payments

Fixed annuity payments are periodic payments that we make to the Annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

The amount of each fixed annuity payment depends on:

•	the form and duration of the annuity option you choose;
•	the age of the Annuitant;
•	the sex of the Annuitant and/or joint Annuitant;
•	the amount of your Cash Value on the Annuity Start Date; and
•	the applicable guaranteed annuity tables in the Contract.

Guaranteed Annuity Tables

The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 2.5%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

The guaranteed annuity tables in your Contract show the minimum dollar amount of the first monthly payment for each $1,000 applied under the first, second and third annuity options. Under the first or second options, the amount of each payment will depend upon the adjusted age and sex of the Annuitant at the time we are due to pay the first payment. Under the third option, the amount of each payment will depend upon the sex of both Annuitants and their adjusted ages at the time we are due to pay the first payment.

The adjusted age of the Annuitant is determined by calculating the age at the nearest birthday of the Annuitant on the Annuity Start Date and subtracting a number that depends on the year in which the Annuity Start Date belongs:

Annuity Start Date	Adjusted Age is Age Minus
Before 2001	0 Years
2001 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Description of Annuity Options

First Option – Life Income.* We will make payments for the Annuitant’s lifetime. When the Annuitant dies, we will stop making monthly payments with the last payment due prior to the Annuitant’s death.

Second Option – Life Income with a Guarantee Period. We will make payments for the Annuitant’s lifetime, with the guarantee that we will make payments for at least 10 or 20 years. You select either the 10 or 20 year guarantee period. On the death of the Annuitant on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary.

For Qualified Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

Third Option – Joint and Survivor Life Annuity.* Under this option, we will make annuity payments so long as two Annuitants are alive. After the death of one of the Annuitants, we will continue to make payments for the lifetime of the surviving Annuitant, although the amount of the payment may change. We will stop making monthly payments with the last payment due before the last surviving Annuitant’s death.

Other options may be available upon request.

Guaranteed Retirement Income Benefit

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider.

If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change.

Our obligations and duties to Owners who purchased the rider are described below.

Here are some terms you will need to know before reading this section:

•	the guaranteed annuity rates are the rates contained in your Contract under “Guaranteed Annuity Tables.”

•	income base equals the greater of:

(i)	premiums you paid accumulated daily with interest compounded at 5.00% per year through the earlier of the Annuity Start Date and the Contract Anniversary on or next following the oldest joint Annuitant’s 80th birthday, with a proportional reduction for withdrawals; and

(ii)	the Greatest Anniversary Value for the Contract anniversaries through the earlier of the Annuity Start Date and the Contract Anniversary on or next following the oldest joint Annuitant’s 80th birthday, with a proportional reduction for withdrawals.

In determining the income base when the oldest joint Annuitant is over 80 on the Annuity Start Date, the income base on the Contract Anniversary coincident with or next following the Annuitant’s 80th birthday is increased by any premiums received and proportionately reduced by any withdrawals since that anniversary.

*

It is possible under this option to receive only one annuity payment if the Annuitant dies (or Annuitants die) before the due date of the second payment or to receive only two annuity payments if the Annuitant dies (or Annuitants die) before the due date of the third payment, and so on.

The proportional reductions for withdrawals are determined independently for (i) and (ii) above. The proportional reduction for each withdrawal (for purposes of the Guaranteed Retirement Income Benefit) equals:

•	the income base under the item being considered (either (i) or (ii) above) immediately prior to the withdrawal; multiplied by

•	the ratio of the amount withdrawn (including charges) to the Contract Value immediately prior to the withdrawal.

*   *   *

The Guaranteed Retirement Income Benefit provides a minimum fixed annuity guaranteed lifetime income to the Annuitant once the Contract has been in force for ten Contract Years. You may discontinue the Guaranteed Retirement Income Benefit at any time by sending notice to the Service Center. Once you discontinue the Guaranteed Retirement Income Benefit, you may not select it again.

If you selected the Guaranteed Retirement Income Benefit, we will deduct an additional daily charge on each Business Day from the Subaccounts at an annual rate of 0.25% of the average daily net assets you have invested in the Subaccounts. For more information, see “Fees and Charges”.

Conditions for receiving the Guaranteed Retirement Income Benefit:

•	You must choose an annuity option that provides payments for the lifetime of one or more Annuitants with payments guaranteed for a period not to exceed 10 years;
•	For Qualified Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.
•	You must select an Annuity Start Date that is on or after the 10th Contract Anniversary;
•	You must select an Annuity Start Date that occurs within 30 days following a Contract Anniversary; and
•

Your Annuity Start Date must be before the Annuitant’s 91st birthday and after the Annuitant’s 60th birthday. If the Annuitant is younger than 44 on the Issue Date, the Annuity Start Date must be after the 15th Contract Anniversary.

If you do not meet these conditions, you lose the benefit of the Rider.

The amount of minimum income payments we will pay under the Guaranteed Retirement Income Benefit is determined by applying the income base (less applicable taxes) to the guaranteed annuity rates in your Contract for the annuity option you select. On the Annuity Start Date, the income payments we will pay under the Contract will equal the greater of:

•	the dollar amount determined by applying the income base (under the Guaranteed Retirement Income Benefit) to the guaranteed annuity rates in the Contract; and
•	the dollar amount determined by applying the Contract’s Cash Value to the income benefits, annuity options and current annuity tables as described in your Contract.

We will pay the Guaranteed Retirement Income Benefit for the life of a single Annuitant, or the lifetimes of two Annuitants. If we pay the Guaranteed Retirement Income Benefit for the life of two Annuitants, then we will use the age of the oldest joint Annuitant to determine the income base.

The Guaranteed Retirement Income Benefit guarantees a minimum income that is based on conservative actuarial factors. The income guaranteed under the Guaranteed Retirement Income Benefit by applying the income base to the Contract’s guaranteed annuity tables may, under some circumstances, be less than the income that would be provided by applying the Contract’s Cash Value to current annuity factors (i.e., the income you would receive if you did not purchase the Guaranteed Retirement Income Benefit). Depending on market conditions and the build-up in your Contract’s Cash Value, you may decide not to annuitize under the rider. When you bought the Guaranteed Retirement Income Benefit, you took the risk that you may pay for the rider’s insurance but never receive the benefit.

Death Benefits

Death Benefit Before the Annuity Start Date

Only one death benefit will be payable under this Contract. Upon payment of the death benefit proceeds, the Contract will terminate.

We will pay the death benefit proceeds to the beneficiary if any of the following occurs during the Pay-in Period:

•	the Owner or any joint Owner dies, or
•	the last surviving Annuitant dies,

and we receive satisfactory proof of death of the deceased.

If the beneficiary dies before the Owner or Annuitant and there is no contingent beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.

If any Owner is a non-natural person, then the death of any Annuitant will be treated as the death of an Owner.

Take care when naming Owners, Annuitants and beneficiaries. Your choices may impact the amount of the death benefit payable under the Contract.

Standard Death Benefit

If you have not selected the Guaranteed Minimum Death Benefit on your application, and if the last surviving Annuitant (or an Owner who is an Annuitant) dies before his or her 80th birthday, the death benefit equals the greater of:

•	the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method at the Service Center; or
•	the minimum death benefit, which equals the sum of all premiums, minus proportional reductions for withdrawals.

The proportional reduction in the minimum death benefit equals:

•	the minimum death benefit immediately prior to the withdrawal; multiplied by
•	the ratio of the amount you withdraw (including any charges) to the Contract Value immediately before the withdrawal.

In all other cases (including the death of an Owner who is not an Annuitant), the death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method. Such other cases include the death of an Annuitant who has attained his or her 80th birthday.

In determining the standard death benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

Optional Guaranteed Minimum Death Benefit

On your application, you may select the optional Guaranteed Minimum Death Benefit rider. If you select the Guaranteed Minimum Death Benefit rider, the death benefit guarantee provided by this rider will only apply if the last surviving Annuitant dies before the Annuity Start Date and before any Owner dies. In all other cases, such as the death of an Owner who is not the last surviving Annuitant, the death benefit will be limited to the Standard Death Benefit described above and you will lose the benefits of the rider. If you select the Guaranteed Minimum Death Benefit rider, we will deduct a substantial additional daily charge from your Contract Value.

Ask your agent for an explanation of the benefits and limitations of this feature, particularly if you name joint Owners and/or joint Annuitants.

The Guaranteed Minimum Death Benefit equals the greatest of:

1.	the standard death benefit as described above;
2.

premiums you paid accumulated daily with interest compounded at a rate of 4% per year through the earlier of (i) the date of death, or (ii) the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals; or

3.

the Greatest Anniversary Value on any Contract Anniversary through the earlier of the date of death or the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals.

The Greatest Anniversary Value is calculated as follows: an anniversary value is defined for each eligible Contract Anniversary as the Contract Value on that anniversary, increased by premiums accepted since that anniversary and proportionately reduced for withdrawals since that anniversary. The largest such anniversary value is the Greatest Anniversary Value.

Guaranteed Minimum Death Benefit Provisions:

•

If the last surviving Annuitant dies after the Contract Anniversary coincident with or next following that Annuitant’s 80th birthday and before the Annuity Start Date, the amounts calculated under 2 and 3 above will be increased by premiums received and proportionately reduced for withdrawals since that anniversary.

•	If the last surviving Annuitant was older than 80 on the Issue Date, then no death benefit will be payable under 2 or 3 above.
•	The proportional reductions for withdrawals are determined independently for 2 and 3 above. The proportional reduction for each withdrawal is equal to the product of:

◾	the death benefit available under the item being considered (either 2 or 3) immediately prior to the withdrawal, and
◾	the ratio of the amount withdrawn (including any charges) to the Contract Value immediately before the withdrawal.

•	We will deduct an additional charge equal, on an annual basis, to 0.25% of the average net assets you have invested in the Subaccounts.
•	You must select the Guaranteed Minimum Death Benefit on your Contract application.
•	This death benefit is only payable during the Pay-in Period and is not available after the Annuity Start Date.
•

The Guaranteed Minimum Death Benefit will end when the Contract ends or you send a signed request to terminate it to the Service Center. If you terminate the rider, we will no longer deduct the 0.25% additional rider charge from the Subaccounts.

In determining the Guaranteed Minimum Death Benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

The Guaranteed Minimum Death Benefit may not be available in all states, and it may vary by state.

Distribution of Death Benefit Proceeds

If a death benefit is payable before the Annuity Start Date, we will pay the death benefit in a lump sum, unless we consent to another arrangement within 90 days of receiving due proof of death.

If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary’s name, unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the beneficiary with a checkbook to access these funds from the special account within seven calendar days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

In all events, death benefit distributions will be made from a non-qualified Contract in accordance with Section 72(s) of the Tax Code.

If any Owner dies before the Annuity Start Date, the death benefit must be distributed to the beneficiaries within five years after the date of death or distributed over the life (or period not exceeding the life expectancy) of the beneficiary, provided that such distributions begin within one year of the Owner’s death. A new settlement agreement will be drawn up and the original Contract will terminate. The payments under this agreement will be fixed and guaranteed. If you have named two or more beneficiaries, then the provisions of this section shall apply independently to each beneficiary.

If the sole beneficiary is the surviving spouse of the deceased Owner, the spouse may elect to continue the Contract (in lieu of receiving the death benefit) with the surviving spouse as the sole Owner but not the Annuitant. On the death of the surviving spouse, we will pay a death benefit. If the Contract is continued with the Guaranteed Minimum Death Benefit rider in effect, the spouse should consider terminating the rider, as the Guaranteed Minimum Death Benefit cannot be paid on the death of the surviving spouse.

If an Owner is a non-natural person, then each Annuitant will be treated as an Owner for purposes of distributing the death benefit, and any death of an Annuitant will be treated as the death of the Owner for purposes of these requirements. Moreover, if an Annuitant is also an Owner, then the death of such Annuitant will also be treated as the death of an Owner.

Multiple Beneficiaries. If a death benefit is owed to more than one primary beneficiary or contingent beneficiary, we may delay payment of the death benefit proceeds until we have received the necessary instructions from each primary or contingent beneficiary. Each primary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the Subaccounts until the payment of the death benefit.

Death Benefit on or After the Annuity Start Date

If an Annuitant dies on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option selected. If an Owner who is not the Annuitant dies while an Annuitant is still living, we will continue to pay the income payments for the Annuitant’s lifetime in the same manner as before such Owner’s death.

Investment Performance of the Subaccounts

The Company periodically advertises performance of the subaccounts and portfolios. We may disclose at least four different kinds of performance.

First, we may disclose standard total return figures for the subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, any charge for optional benefits, the annual records maintenance charge and the surrender charge. These figures are based on the actual historical performance of the subaccounts since their inception.

Second, we may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge or by charges for optional benefits currently assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although we may not deduct the surrender charge or the charges for optional benefits in some cases. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

Fourth, we may include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

We may provide illustrations of hypothetical Contract expenses and values during the accumulation period, based on hypothetical rates of return that are not guaranteed.

For a sample of the performance of the subaccounts and portfolios that we may advertise, see the SAI.

Federal Tax Considerations

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws. If a non-qualified annuity contract satisfies the requirements of the Tax Code, no taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single lump sum or as annuity payments under the annuity payout option elected.

Diversification Requirements. One of the requirements is that the investments of the Variable Account be “adequately diversified” in order to treat the Contract as an annuity contract for Federal income tax purposes. We believe that the Variable Account will satisfy these diversification requirements. We reserve the right to modify the Variable Account to bring it into conformity with applicable standards should such modification be necessary to assure the Contract is treated as an annuity contract for tax purposes.

Owner Control. In some circumstances, Owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the Owner of the underlying assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the Owners of the underlying portfolio assets of the Variable Account.

Death Distribution Requirements. In order to be treated as an annuity Contract for Federal income tax purposes, any non-qualified Contract issued after January 18, 1985 must provide that:

(a)	if an Owner dies on or after the annuity start date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

(b)	if an Owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the Owner’s death.

The requirement in (b) above will be considered satisfied with respect to any portion of the Owner’s interest which is payable to or for the benefit of a “designated beneficiary” who is a natural person, if distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner’s death. The Owner’s “designated beneficiary” is the person designated by the Owner as a beneficiary and to whom ownership passes upon the Owner’s death. If the Owner’s “designated beneficiary” is the surviving spouse of the Owner, however, the Contract may be continued with the surviving spouse as the new Owner.

Non-qualified Contracts issued after January 18, 1985 contain provisions which are intended to comply with these requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with these requirements when clarified by regulation or otherwise.

The U.S. Department of the Treasury and the Internal Revenue Service, following the U.S. Supreme Court’s decision in United States v. Windsor, jointly announced the issuance of Revenue Ruling 2013-17, providing guidance on the federal taxation of same-sex couples. Windsor invalidated the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). Rev. Rul. 2013-17 holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage. In the 2015 case, Obergefell v. Hodges, the U.S. Supreme Court required all states to issue marriage licenses to same-sex couples and to recognize same-sex marriages validly performed in other jurisdictions.

DOMA still affects the federal tax status of same-sex civil unions and domestic partnerships. For Federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as “Spouses” under this Contract. You are strongly encouraged to consult with a qualified financial advisor and/or tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading “Tax Status of the Contracts.” You can obtain the SAI (at no cost) by writing to us at the address shown on the back cover or by calling 1-877-376-8008.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Contract, you will be taxed only on the portion of each annuity payment that represents investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the Annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (such as a corporation) owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract reduced by any amount previously distributed from the Contract that was not subject to tax) during the taxable year. There are some exceptions to this rule, including a non-natural person holding the contract as an agent for a natural person and a prospective Owner that is not a natural person should discuss these with a tax advisor.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner’s investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax advisor with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start and pursuant to IRS regulations. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. If part of an annuity Policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Policy to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

Tax-Free Exchanges. Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information to us relating to the federal income tax status of the previous annuity contract.

Revenue Procedure 2011-38 significantly eases the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the partial annuitization rule of Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract. Please discuss any tax consequences concerning any contemplated transaction with a competent tax advisor.

Transfers or Assignments of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant or payee other than an Owner, or the selection of certain Annuity Start Dates may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Distributions from non-qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Separate Rider Charges. It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

Investment Income Surtax. A 3.8% tax is imposed on an amount equal to the lesser of (a) “net investment income;” or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Act. The term net investment income does not include any distribution from an IRA or certain other retirement plans or arrangements. Please consult the impact of this surtax on You with a competent tax advisor.

Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Annuities, (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $7,000 for 2024 or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. If you reach the age of 50 before the end of 2024, you are entitled to an additional catch-up contribution of $1,000, raising your total annual contribution to $8,000. Beginning in 2024, Secure Act 2.0 allows the catch-up limit to automatically adjust for inflation in increments of $100. Secure Act 2.0 also increases the catch-up limit for those individuals age 60, 61, 62, or 63 to the greater of: $10,000 or 150% of the regular catch-up contribution amount for 2024, indexed for inflation.

Distributions from certain pension plans may be “rolled over” or “directly transferred” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. A ten percent penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the form of the Contract and the riders for use as a traditional IRA and a SIMPLE IRA.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Tax Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Tax Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a ten percent penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Tax Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a ten percent penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A ten percent penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the Owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs, as described in Tax Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Other Tax Issues

Qualified Contracts (other than Roth IRAs) have minimum distribution rules that govern the timing and amount of lifetime distributions. If you attain age 70 1/2 on or after January 1, 2020, the age when you must begin taking required minimum distributions has increased from 70 1/2 to 72. Legislation enacted into law at the end of 2022 (Secure Act 2.0) increases the required beginning date to age 73 for individuals that turn age 72 after December 31, 2022. In addition, the rules for distributions from qualified contracts upon an owner’s death have been changed.

Prior to the SECURE Act designated beneficiaries of distributions from qualified contracts could elect to have the contract’s death benefit distributed over the beneficiary’s life expectancy if elected within one year of the contract owner’s death. Under the new rule, except for “eligible designated beneficiaries,” a designated beneficiary must receive the entire death benefit within 10 years of the contract owner’s death regardless of whether distributions have begun. Eligible designated beneficiaries may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy if elected within one year of the contract owner’s death, but the 10-year requirement applies when they die. Eligible designated beneficiaries include: (1) the owner’s surviving spouse, (2) the owner’s minor child (until they reach the age of majority), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner.

Effective January 1, 2024, SECURE 2.0 permits retirement plans to allow participants to receive once each calendar year a distribution from a qualified plan (not an IRA), up to $1,000 in order to help with emergency expenses that are unforeseeable or are immediate needs that relate to personal or family emergencies. Participants have the option to repay the emergency distribution back to the plan within three years. Any amounts that are repaid to the plan are treated as tax-free rollover distributions. Participants who choose not to repay the distribution will not be allowed to take any other emergency distributions during the same three-year period.

You should consult a tax advisor for more information about the new Secure Act and Secure 2.0 rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Due to regulatory requirements, we must include the value of your Guaranteed Minimum Death Benefit or the GRIB Rider in the calculation of your required minimum distribution. As a result of this calculation, your required minimum distribution may be significant, and the fair market value of your Contract, as reported on Form 5498, may exceed the Contract Value. However, only the Contract Value is available to you for withdrawals. You should consult a tax advisor for more information about these distribution rules.

Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the Variable Account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Permanent Estate and Gift Tax Exemption

The American Taxpayer Relief Act of 2012 (“ATRA”) permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000 indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cut and Jobs Act of 2017, increased the federal estate, gift and generation-skipping transfer tax exemption amounts to $11,200,000 for individuals and $22,400,000 for married couples respectively beginning in 2018. These exemption amounts are scheduled to increase with inflation each year until 2025. On January 1, 2026, the exemption amounts are scheduled to revert to the 2017 levels, adjusted for inflation.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Additional Information

When We Will Make Payments

During the Pay-in Period, we will usually pay the amounts of any surrender, partial withdrawal, or death benefit payment within seven calendar days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death. However, we may suspend or postpone payments during any period when:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, or death benefit proceeds, or payments under a settlement option until we have assured ourselves that the check or draft has been honored.

If mandated under applicable law, we may be required to reject a Premium Payment and/or otherwise block access to a Contract Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, annuity payments, or death benefits. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator. We may also be required to provide additional information about you or your account to government regulators.

We have the right to defer payment for a surrender, partial withdrawal, death benefit or transfer from the Fixed Account for up to six months from the date we receive your written request.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Contracts.

Reports to Owners

Before the Annuity Start Date, we will mail a report to you at least annually at your last known address of record. The report will state the Contract Value (including the Contract Value in each subaccount and the Fixed Account), and any further information required by any applicable law or regulation. Contract Owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as Premium Payments, transfers, partial withdrawals, and a surrender. Scheduled financial transactions may be confirmed using quarterly statements.

Inquiries

Inquiries regarding your Contract may be made by calling our Service Center at 1-877-376-8008, or writing to us at P. O. Box 724208 Atlanta, Georgia 31139.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Annuity Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call our Service Center at 1-877-376-8008, or write to us at P. O. Box 724208 Atlanta, Georgia 31139.

Appendix: Portfolios Available Under the Contract

The following is a list of Portfolios under the Contract. More information about the Portfolios is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/farmers/tahd/VA. You can also request this information at no cost by calling 1-877-376-8008 or emailing us at farmersvariable@infosys.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks capital growth.	BNY Mellon Opportunistic Small Cap Portfolio (Service Class Shares) Investment Adviser: BNY Mellon Investment Advisors, Inc. Subadviser: Newton Investment Management North America, LLC.	1.07%	9.01%	8.88%	5.89%
Seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Class Shares) Investment Adviser: BNY Mellon Investment Advisors, Inc. Subadviser: Newton Investment Management Limited	0.92%	23.50%	14.85%	10.18%
Seeks to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.	Calvert VP SRI Mid Cap Portfolio[1], 2 Investment Adviser: Calvert Research and Management	0.99%	11.64%	8.80%	6.19%
Seeks long-term growth of capital, current income and growth of income.	DWS Core Equity VIP (Series I) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.97%	25.57%	15.00%	11.56%
Seeks long-term growth of capital.	DWS CROCI® International VIP (Series I) (Class A Share Class)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.84%	18.95%	7.11%	2.14%

Investment Objective	Portfolio and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks to achieve a high rate of total return.	DWS CROCI® U.S. VIP (Series II) (Class A Shares)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.68%	20.76%	8.61%	5.06%
Seeks above-average capital appreciation over the long term.	DWS Global Small Cap VIP (Series I) (Class A Shares)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.87%	24.56%	9.13%	3.82%
Seeks maximum current income to the extent consistent with stability of principal.	DWS Government Money Market VIP (Series II) (Class A Share Class) Investment Adviser: DWS Investment Management Americas, Inc.	0.39%	4.75%	1.60%	0.99%
Seeks to provide a high level of current income.	DWS High Income VIP (Series II) (Class A Share Class)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.70%	11.34%	5.34%	4.05%
Seeks long-term capital appreciation.	DWS Small Mid Cap Growth VIP (Series II) (Class A Shares)[1], 2 Investment Adviser: DWS Investment Management Americas, Inc.	0.85%	18.83%	9.18%	6.46%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Freedom 2005 (Service Class 2 Shares)[3] Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.62%	7.72%	4.27%	3.66%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Freedom 2010 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.65%	9.18%	5.28%	4.30%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Freedom 2015 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR UK, FMR HK, and FMR Japan	0.68%	10.64%	6.29%	4.93%

Investment Objective	Portfolio and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Freedom 2020 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.72%	12.22%	7.22%	5.48%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Freedom 2025 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.74%	13.32%	7.98%	5.93%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Freedom 2030 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.77%	14.46%	9.92%	6.59%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Freedom Income (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.62%	7.65%	3.68%	3.13%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP FundsManager 20% Portfolio (Service Class 2 Shares)[2] Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.70%	7.91%	3.74%	3.03%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP FundsManager 50% Portfolio (Service Class 2 Shares)[2] Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.85%	12.65%	7.36%	5.35%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP FundsManager 70% Portfolio (Service Class 2 Shares)[2] Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.89%	15.57%	9.58%	6.74%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP FundsManager 85% Portfolio (Service Class 2 Shares)[2] Investment Adviser: Fidelity Management & Research Company LLC (FMR)	0.93%	17.48%	11.10%	7.72%

Investment Objective	Portfolio and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Growth Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR UK, FMR HK, and FMR Japan	0.68%	36.09%	19.52%	14.68%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Index 500 Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadviser: Geode	0.20%	26.07%	15.45%	11.81%
Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Fidelity® VIP Mid Cap Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR UK, FMR HK, and FMR Japan	0.67%	15.00%	12.34%	8.02%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2 Shares)[1] Investment Adviser: Franklin Mutual Advisors, LLC	0.91%	12.75%	11.06%	7.04%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)[2] Investment Adviser: Franklin Advisors, Inc.	1.08%	26.74%	13.51%	8.96%
Seeks long-term growth of capital.	Goldman Sachs Mid Cap Value Fund (Institutional Class Shares)[1], 2 Investment Adviser: Goldman Sachs Asset Management, L.P.	0.84%	11.42%	13.36%	8.10%
Seeks long-term growth of capital.	Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares)[2] Investment Adviser: Goldman Sachs Asset Management, L.P.	0.82%	19.28%	10.04%	7.80%

Investment Objective	Portfolio and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks long-term growth of capital and dividend income.	Goldman Sachs Strategic Growth Fund (Institutional Class Shares)[1] Investment Adviser: Goldman Sachs Asset Management, L.P.	0.70%	41.94%	17.32%	13.16%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio (Service Shares) Investment Adviser: Janus Henderson Investors US LLC	0.87%	15.13%	9.37%	7.73%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio (Service Shares)[1] Investment Adviser: Janus Henderson Investors US LLC	0.97%	17.78%	13.14%	11.82%
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio (Institutional Shares) Investment Adviser: Janus Henderson Investors US LLC	0.55%	39.96%	16.92%	13.73%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC	1.28%	9.02%	1.64%	3.06%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC	0.69%	4.97%	0.99%	0.92%
Seeks to provide a current income and long-term growth of income and capital.	Principal PVC Equity Income Account (Class 2 Shares)[1] Investment Adviser: Principal Global Investors, LLC	0.74%	10.93%	10.58%	8.94%
Seeks long-term growth of capital.	Principal PVC MidCap Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.80%	25.74%	15.31%	11.58%

Investment Objective	Portfolio and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks to provide long-term growth of capital.	Principal PVC Principal Capital Appreciation Account (Class 2 Shares)[1] Investment Adviser: Principal Global Investors, LLC	0.90%	24.85%	15.74%	11.61%
Seeks long-term growth of capital.	Principal PVC SmallCap Account (Class 2 Shares)[1] Investment Adviser: Principal Global Investors, LLC	1.10%	15.39%	11.13%	7.55%
Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.	Principal SAM Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.98%	15.65%	7.84%	5.96%
Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.	Principal SAM Conservative Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.95%	11.80%	5.70%	4.62%
Seeks to provide long-term capital appreciation.	Principal SAM Conservative Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.02%	19.05%	9.83%	7.22%
Seeks to provide a high level of total return (consistent of income with some capital appreciation).	Principal SAM Flexible Income Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.90%	9.21%	4.05%	3.67%
Seeks to provide long-term capital appreciation.	Principal SAM Strategic Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.05%	21.58	11.50%	7.99%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 2 Shares)[1] Investment Adviser: Templeton Asset Management Ltd Subadviser: Franklin Templeton Investment Management Limited	1.35%	12.62	4.22%	2.32%

[1]	The subaccount that invests in this portfolio is closed to new investors.
[2]	This Portfolio is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio’s prospectus for additional information.
[3]	On June 7, 2024, this portfolio will merge with the Fidelity® VIP Freedom Income Portfolio.

Home Office	Service Center
3120 139th Ave SE, Suite 300	P. O. Box 724208
Bellevue, Washington 98005	Atlanta, Georgia 31139
Phone: 1-800-238-9671	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

The Statement of Additional Information (“SAI”) includes additional information about the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available without charge, upon request. You can obtain the SAI by visiting our website at https://dfinview.com/farmers/tahd/VA, writing to us at the address, or by calling 1-877-376-8008.

The SEC maintains a website (www.sec.gov) that contains the registration statement, including the SAI, and other information filed electronically by Farmers concerning the Contract and the Variable Account. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000027240

Statement of Additional Information for the

Farmers® Variable Annuity

Individual Flexible Premium Variable Annuity Contract

Issued Through

Farmers Annuity Separate Account A

Offered by

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

Phone: 1-800-238-9671

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers® Variable Annuity, an individual flexible premium variable annuity contract, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2024 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Contract.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Portfolios. The date of this Statement of Additional Information is May 1, 2024.

General Information and History	3

Farmers New World Life Insurance Company	3

Farmers Annuity Separate Account A	3

Services	3

Third Party Administration Agreement	3

Safekeeping of Variable Account Assets	4

Experts	4

Legal Matters	4

Distribution of Contracts	4

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data	4

Money Market Subaccount Yields	4

Other Subaccount Yields	5

Average Annual Total Returns for the Subaccounts	6

Non-Standard Subaccount Total Returns	6

Adjusted Historic Portfolio Performance Data	6

Effect of the Records Maintenance Charge on Performance Data	8

Accumulation Unit Value	7

Additional Contract Provisions	7

The Contract	7

Incontestability	9

Misstatement of Age or Sex	9

Nonparticipation	8

Waiver of Surrender Charge Riders	8

Tax Status of the Contracts	8

Addition, Deletion or Substitution of Investments	10

Resolving Material Conflicts	9

Voting Rights	9

Other Information	9

Financial Statements	9

General Information and History

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Contract. We are obligated to pay all benefits under the Contracts. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers’ General Account supports the Fixed Account under the Contract.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group Ltd, a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life, variable universal life and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers Annuity Separate Account A

Farmers established the Farmers Annuity Separate Account A (the “Variable Account”) as a Variable Account under the law of the state of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws. The Variable Account will receive and invest Premium Payments paid under the Contracts and under other variable annuity contracts we may issue in the future.

The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account shall be credited to or charged against the Variable Account, without regard to other income, gains or losses of any other account we own or arising out of any other business we may conduct.

Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our General Account. The portion of the assets of the Variable Account equal to the required reserves and other contract liabilities of the Variable Account are not chargeable with liabilities that arise from any other business that we conduct. We have the right to transfer to our General Account any assets of the Variable Account that are in excess of such reserves and other liabilities.

The Variable Account is divided into subaccounts, each of which invests in shares of a portfolio of a fund. The Variable Account is subject to the laws of the State of Washington, which regulate the operations of insurance companies domiciled in Washington. A complete description of each of the Funds, including their investment objectives, policies, risks and fees and expenses, is contained in the prospectuses and statements of additional information for each of the Funds.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify provisions of the Contract to reflect changes to the subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

Services

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with Infosys McCamish Systems, L.L.C. (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 3225 Cumberland Blvd SE, Suite 201, Atlanta, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish

provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 304, Des Moines, IA 50309, significant administrative services for the Contract and the variable account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

Safekeeping of Variable Account Assets

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Experts

The statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2023 and 2022 and the related statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2023 and 2022 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Annuity Separate Account A as of December 31, 2023 and 2022 and for the period ended December 31, 2023 and 2022 included in this SAI have been so included in reliance on the reports of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 55 Ivan Allen Jr. Blvd, Suite 100, Atlanta, GA 30308.

Legal Matters

All matters of state and federal law pertaining to the Contract have been passed upon by Corporate Counsel.

Distribution of Contracts

We discontinued offering new Contracts in 2012. We will continue to accept premium and to process transactions for existing Contracts.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Contracts. FFS is a Nevada limited liability company and its home office is located at 31051 Agoura Road, Westlake Village, California 91361. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority (“FINRA”), and of the Securities Investor Protection Corporation.

We pay commissions to FFS for sales of the Contracts (including additional purchase payments on outstanding Contracts) by its sales representatives. FFS received sales commissions with respect to the Contracts in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2016	$311,015	0
2017	$298,104	0
2018	$208,284	0
2019	$194,919	0

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2020	$178,336	0
2021	$392,102	0
2022	$190,111	0
2023	$74,874	0

*	Includes sales commissions paid to FFS.

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FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Contracts. As a selling firm, FFS retained approximately $37,117.88 in commissions in 2023.

We may pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Contracts. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance product we issue as well as certain insurance benefits and financing arrangements. Certain non-cash compensation items that we and our affiliates may be provided jointly with FFS.

We may pay FFS additional cash amounts for: (1) exclusively offering the Contracts; (2) cash benefits relating to the Contracts; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them.

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data

We may advertise and disclose historic performance data for the subaccounts, including yields, standard annual total returns, and nonstandard measures of performance of the subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio.

We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical subaccount under a Contract having a balance of one unit of the Money Market subaccount at the beginning of the period. We divide that net change in subaccount value by the value of the hypothetical subaccount at the beginning of the period to determine the base period return. Then we annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical subaccount.

These charges and deductions include the per unit charges for the records maintenance charge, the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit) and the asset-based administration charge. For purposes of calculating current yields for a Contract, we use an average per unit records maintenance charge based on the $30 records maintenance charge.

We calculate the current yield by following formula:

Current Yield = ((NCS—ES)/UV) X (365/7)

Where:

NCS = the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.

ES = Per unit charges deducted from the hypothetical subaccount for the seven-day period.

UV = the unit value for the first day of the seven-day period.

We may also disclose the effective yield of the Money Market subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the annualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

Effective Yield = (1 + ((NCS-ES)/UV))365/7 – 1.

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Where:

NCS = the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.

ES = Per unit charges deducted from the hypothetical subaccount for the seven-day period.

UV = the unit value for the first day of the seven-day period.

The Money Market subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Contract imposes.

The current and effective yields on amounts held in the Money Market subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and that Portfolio’s operating expenses. We may also present yields on amounts held in the Money Market subaccount for periods other than a seven-day period.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Other Subaccount Yields

Sales literature or advertisements may quote the current annualized yield of one or more of the subaccounts (except the Money Market subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income that the subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

We compute the annualized 30-day yield by: dividing the net investment income of the portfolio attributable to the subaccount units, less subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period; multiplying the result by the daily average number of units outstanding for the period; compounding that yield for a 6-month period; and multiplying the result by 2.

Expenses of the subaccount include the records maintenance charge, the asset-based administration charge and the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit). The yield calculation assumes that we deduct the records maintenance charge at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, we divide an average records maintenance charge collected by the average Contract Value in the subaccount to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

Yield = 2 X ((((NI—ES)/(U X UV)) + 1)6—1)

Where:

NI = net income of the portfolio for the 30-day or one-month period attributable to the subaccount’s units.

ES = charges deducted from the subaccount for the 30-day or one-month period.

U = the average number of units outstanding.

UV = the unit value at the close of the last day in the 30-day or one-month period.

The yield for the subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

The yield on the amounts held in the subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding subaccount’s actual yield.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

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Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the subaccounts for various periods of time. If we advertise total return for the Money Market subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

When a subaccount has been in operation for 1, 5, and 10 years, respectively, we will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which we provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

We calculate the standard average annual total returns using subaccount unit values that we calculate on each business day based on the performance of the subaccount’s underlying portfolio, the deductions for the mortality and expense risk charge for the standard death benefit (and in some cases, the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit), the asset-based administration charge and the records maintenance charge. The calculation reflects the deduction of the records maintenance charge by assuming a uniform reduction in the yield or total return which is determined by calculating the average impact of the records maintenance charge on in-force contracts.

We calculate the standard total return by the following formula: TR = ((ERV/P)1/N) – 1

Where:

TR = the average annual total return net of subaccount recurring charges.

ERV = the ending redeemable value (minus any applicable Surrender Charge and records maintenance charge) of the hypothetical subaccount at the end of the period.

P = a hypothetical initial payment of $1,000.

N = the number of years in the period.

Non-Standard Subaccount Total Returns

Sales literature or advertisements may quote average annual total returns for the subaccounts that do not reflect any Surrender Charges. We calculate such nonstandard total returns in exactly the same way as the average annual total returns described above, except that we replace the ending redeemable value of the hypothetical subaccount for the period with an ending value for the period that does not take into account any Surrender Charges.

We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula: CTR = (ERV/P)—1

Where:

CTR = the cumulative total return net of subaccount recurring charges for the period.

ERV = the ending redeemable value of the hypothetical investment at the end of the period.

P = a hypothetical single payment of $1,000.

Adjusted Historic Portfolio Performance Data

Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

We will disclose nonstandard performance data only if we disclose the standard performance data for the required periods.

Effect of the Records Maintenance Charge on Performance Data

We will charge a records maintenance charge each year until the annuity start date. The amount is shown on the Contract Specifications page. The charge for a contract year will be imposed on the last valuation day of each contract year.

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This charge will also be imposed on the annuity start date, unless the Annuitant is age 70 or older, or the date when the contract is surrendered.

The fee will be charged against the variable subaccounts and the fixed account proportionately. The portion of the fee charged to each subaccount will reduce the number of accumulation units standing to the credit of the contract in that subaccount.

Accumulation Unit Value

The value of an accumulation unit for each of the subaccounts was arbitrarily set at an initial value. The Value at the end of any later valuation day is equal to “A” multiplied by “B.” “A” is equal to the subaccount’s accumulation unit value for the end of the immediately preceding valuation day. “B” is equal to the net investment factor for the most current valuation day. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:

(X) equals:

1.	the net asset value per portfolio share held in the subaccount at the end of the current valuation day; plus

2.	the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current valuation day; less

3.	the per share amount of any capital loss distribution on portfolio shares held in the subaccount during the current valuation day.

(Y) equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding valuation day.

(Z) equals charges and fees deducted from the subaccount. These consist of:

1.	Mortality and expense risk charges.

2.	Charge for administrative costs. and

3.

Any applicable charges, fees and expenses for riders, endorsements or supplemental benefits attached to the Contract. We will only deduct these charges if we do not collect them by redeeming Accumulation Units.

Additional Contract Provisions

The Contract

The entire contract consists of the Contract, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Contract. The Contract is currently not being issued.

Any change in the Contract or waiver of its provisions must be in writing and signed by one of our officers. No other person – no agent or registered representative – has authority to change or waive any provision of the Contract.

Upon notice to you, we may modify the Contract if necessary to:

•	permit the Contract or the variable account to comply with any applicable law or regulation that a governmental agency issues;

•	assure continued qualification of the Contract under the Tax Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

•	affect a change in the operation of the variable account or to provide additional investment options.

In the event of such modifications, we will make the appropriate endorsement to the Contract.

Incontestability

We will not contest the Contract after the issue date.

Misstatement of Age or Sex

If any Annuitant’s age or sex has been misstated, the benefits provided by this Contract will be adjusted to reflect the correct age or sex. After the annuity start date any adjustment for underpayment will be paid immediately with interest at a rate not to exceed 6.0%. Any Adjustment for overpayment will be deducted from future payments with interest at a rate not to exceed 6.0%

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Nonparticipation

This Contract is nonparticipating. It does not share in our surplus earnings.

Waiver of Surrender Charge Riders

If available in the state where the Contract is issued, your Contract will include riders that waive, subject to terms of the Contract, surrender charges if:

•

the Annuitant is under age 75 at the time of withdrawal or surrender, the Annuitant is confined to a skilled nursing facility and/or hospital continuously for a minimum of 90 days, and the Annuitant was not confined to a hospital or nursing facility within 6 months of the rider’s issue date.

•

the Annuitant is diagnosed with a terminal illness at least one year after the issue date of the rider and has a life expectancy of 12 months (24 months in MA) or less and the withdrawal is $250,000 or less.

There is no additional charge for the issuance of these waivers of surrender charge riders. These riders may not be available in all states.

Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death. If any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. This requirement will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

Addition, Deletion or Substitution of Investments

In the event of any substitution or change of the underlying portfolios, we may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If we consider it to be in the best interest of owners and annuitants, and subject to any approvals that may be required under applicable law, the variable account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of our variable accounts, or the assets may be transferred to another variable account. In addition, we may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

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Resolving Material Conflicts

The Portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the funds to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such funds, as appropriate.

Voting Rights

We determine the number of votes you may cast by dividing your Contract Value in a subaccount by the net asset value per share of the portfolio in which that subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio’s shareholders. We will solicit voting instructions by sending you written materials before the fund’s meeting in accordance with the fund’s procedures.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The statutory financial statements of Farmers as contained herein should be considered only as bearing upon Farmer’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Variable Account. The variable interests of Annuitants under the Contracts are affected solely by the investment results of the Series Account.

Reinsurance

Strategic partnership for Reinsurance and Administration. We have entered into a strategic partnership with Resolution Life US for the reinsurance and administrative oversight of certain in-force FNWL variable universal life insurance policies and variable annuity contracts effective August 1, 2023. Security Life of Denver Insurance Company (“SLD”), a wholly owned subsidiary of Resolution Life US, will provide servicing and administrative oversight in concert with third party administrator, Infosys McCamish, of certain in-force FNWL variable universal life insurance policies and variable annuities. There are no changes to the provisions of your in-force variable annuity contract.

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Farmers New World Life

Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

December 31, 2023 and 2022 and

For the Years Ended December 31, 2023, 2022

and 2021

And Supplemental Schedules

As of and for the Year Ended December 31, 2023

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2023, 2022 and 2021

Ernst & Young LLP 55 Ivan Allen Jr. Blvd. Suite 1000 Atlanta, GA 30308	Tel: +1 404 874 8300 Fax: +1 404 814 4301 ey.com

Report of Independent Auditors

The Board of Directors

Farmers New World Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Farmers New World Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and December 31, 2022, and the related statutory statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2023, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and December 31, 2022, and the results of its operations and its cash flows for each of the three years ended December 31, 2023, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2023 and December 31, 2022, or the results of its operations or its cash flows for each of the three years ended December 31, 2023.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance

A member firm of Ernst & Young Global Limited

Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 26, 2024

A member firm of Ernst & Young Global Limited

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2023 and 2022

(in thousands of dollars)	2023	2022
Admitted Assets
Bonds, at amortized cost	$270,492	$3,037,103
Mortgage loans on real estate	—	517,589
Investment real estate:
Properties held for the production of income, net	88,948	141,341
Properties held for sale, net	23,852	—
Contract loans	—	270,826
Receivables for securities	—	1,327
Cash, cash equivalents and short-term investments	258,306	226,009

Total cash and invested assets	641,598	4,194,195
Accrued investment income	6,331	30,574
Deferred and uncollected premiums	—	81,591
Other assets	389,855	64,372
Current federal income tax recoverable and interest thereon	8,804	—
Net deferred tax asset	7,797	41,668
Separate accounts	1,244,925	1,035,225

Total admitted assets	$2,299,310	$5,447,625

Liabilities
Aggregate reserves for life and annuity policies	$138,850	$3,530,140
Aggregate reserves for accident and health policies	—	7,079
Contract claims	—	47,545
Liability for deposit-type contracts	—	323,142
Premiums and annuity considerations received in advance	—	983
General expenses due and accrued	15,019	22,065
Taxes, licenses, and fees due and accrued	6,272	4,370
Current federal income taxes payable	—	600
Unearned investment income	—	168
Amounts withheld or retained by company as agent or trustee	389	120
Amounts held for agents’ account	5,172	5,091
Remittances and items not allocated	13,477	12,891
Interest maintenance reserve	—	10,426
Asset valuation reserve	11,089	36,376
Other liabilities	336,759	91,968
Separate accounts	1,244,925	1,035,225

Total liabilities	$1,771,952	$5,128,189

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2023 and 2022)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Aggregrate write-ins for special surplus	—	15,240
Unassigned and special surplus	517,559	294,397

Total capital and surplus	527,358	319,436

Total liabilities and capital and surplus	$2,299,310	$5,447,625

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)	2023	2022	2021
Revenues
Premiums and annuity considerations	$(4,290,661)	$535,881	$542,110
Net investment income	120,465	167,978	148,255
Amortization of interest maintenance reserve	(5,007)	1,981	2,738
Commissions and expense allowances on reinsurance ceded	2,701,351	226,752	225,220
Reserve adjustments on reinsurance ceded	4,736,464	—	—
Other	90,116	9,848	12,939

Total revenues	$3,352,728	$942,440	$931,262

Benefits and expenses
Death and other benefits	113,761	266,397	314,059
Surrender benefits and other fund withdrawals	109,128	153,954	153,082
Interest on policy or contract funds	6,673	10,385	9,929
Increase in aggregate reserves	2,741	21,788	51,739
Commissions	79,776	77,890	81,859
General insurance expenses	195,263	187,561	174,058
Taxes, licenses and fees	34,095	28,972	27,681
Increase / (decrease) in loading on deferred and uncollected premiums	(65,919)	(427)	(264)
Transfers (from) / to separate accounts	(11,190)	16,798	8,616
Aggregate write-ins for deductions	1,097,940	2,431	2,834

Total benefits and expenses	$1,562,268	$765,749	$823,593

Net gain from operations before federal income taxes and realized capital gains	1,790,460	176,691	107,669
Federal income taxes (recoverable)	364,454	37,414	28,958

Net gain from operations before realized capital gains	1,426,006	139,277	78,711

Net realized capital gains (losses) net of taxes of $78,104, ($7,968) and ($1,613) and transfers to (from) interest maintenance reserve of $307,280, ($8,506) and ($278) at December 31, 2023, 2022 and 2021, respectively.

Refer to note 3 for further breakout.	3,688	(5,029)	470

Net income	$1,429,694	$134,248	$79,181

The accompanying notes are an integral part of these statutory financial statements.

4

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

December 31, 2023, 2022 and 2021

		Gross		Total
	Common	Paid-In and	Unassigned	Capital
	Capital	Contributed	and Special	and
(in thousands of dollars)	Stock	Surplus	Surplus	Surplus
Balances at December 31, 2020	$6,600	$3,199	$369,743	$379,542
Net Income	—	—	79,181	79,181
Change in net deferred taxes	—	—	8,278	8,278
Change in nonadmitted assets	—	—	(12,661)	(12,661)
Change in liability for reinsurance in unauthorized and certified companies	—	—	3,140	3,140
Change in asset valuation reserve	—	—	(289)	(289)
Extraordinary dividends to stockholder	—	—	(115,000)	(115,000)
SSAP No. 3 for ceded fund value in excess of reserve	—	—	189	189
SSAP No. 3 for change in premium valuation	—	—	(294)	(294)
SSAP No. 3 for additional reinsured policies	—	—	(81)	(81)

Balances at December 31, 2021	6,600	3,199	332,206	342,005
Net Income	—	—	134,248	134,248
Change in net deferred taxes	—	—	7,067	7,067
Change in nonadmitted assets	—	—	(10,002)	(10,002)
Change in asset valuation reserve	—	—	(1,882)	(1,882)
Extraordinary dividends to stockholder	—	—	(152,000)	(152,000)

Balances at December 31, 2022	6,600	3,199	309,637	319,436
Net Income	—	—	1,429,694	1,429,694
Change in net deferred taxes	—	—	(59,774)	(59,774)
Change in nonadmitted assets	—	—	28,618	28,618
Change in liability for reinsurance in unauthorized and certified companies	—	—	(663)	(663)
Change in asset valuation reserve	—	—	25,287	25,287
Change in surplus as a result of reinsurance	—	—	(15,240)	(15,240)
Extraordinary dividends to stockholder	—	—	(1,200,000)	(1,200,000)

Balances at December 31, 2023	$6,600	$3,199	$517,559	$527,358

The accompanying notes are an integral part of these statutory financial statements.

5

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

For The Years Ended December 31, 2023, 2020 and 2021

(in thousands of dollars)	2023	2022	2021
Cash from operations
Premiums collected net of reinsurance	$(4,144,126)	$538,166	$544,629
Net investment income	148,397	175,578	159,248
Miscellaneous income	2,791,467	236,600	238,159

Cash provided by operating activities	(1,204,262)	950,344	942,036

Benefits and loss related payments	(1,151,622)	412,846	480,840
Net transfers (from) / to separate accounts	(21,996)	11,693	5,324
Commissions, expenses paid and write-ins	1,173,612	284,647	291,408
Federal and foreign income taxes paid	295,755	43,583	27,004

Cash used in operating activities	295,749	752,769	804,576

Net cash from operations	(1,500,011)	197,575	137,460

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	3,365,707	746,850	705,371
Mortgage loans	424,442	48,141	95,003
Real estate	34,062	—	27,570
Other invested assets	—	100,000	—
Miscellaneous proceeds	1,327	2,215	7,246

Cash provided by investing activities	3,825,538	897,206	835,190

Cost of investments acquired (long-term only):
Bonds	896,387	729,228	786,576
Mortgage loans	—	32,250	94,244
Real estate	997	26,172	14,384
Miscellaneous applications	—	3,046	2,924

Cash paid for investing activities	897,384	790,696	898,128
Net (decrease) / increase in contract loans and premium notes	(272,112)	(1,316)	(6,234)

Net cash provided by / (used in) investments	3,200,266	107,826	(56,704)

Cash from financing and miscellaneous sources
Net (withdrawals) / deposits on deposit-type contracts and other insurance liabilities	(323,142)	20,978	21,622
Dividends to stockholder	(1,200,000)	(152,000)	(115,000)
Other cash (applied) / provided	(144,816)	6,447	(5,179)

Net cash used by financing and miscellaneous sources	(1,667,958)	(124,575)	(98,557)

Net change in cash, cash equivalents and short-term investments	32,297	180,826	(17,801)
Cash, cash equivalents and short-term investments
Beginning of year	226,009	45,183	62,984

End of year	$258,306	$226,009	$45,183

The accompanying notes are an integral part of these statutory financial statements.

6

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of the Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance markets. Principal lines of business include traditional term and whole life products as well as universal life and variable universal life products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“AIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices. The Company did not use any permitted practices that differed from NAIC statutory accounting practices (SAP) as of December 31, 2022.

7

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

For the December 31, 2023 reporting period, The Company received approval for a permitted practice from the OIC to fully amortize the reinsurance gains the Company was holding in special surplus. As illustrated in Appendix 791 on life and health reinsurance agreements, the after-tax gains from a reinsurance transaction are to be amortized over the profits that emerge on the reinsured block of business with a corresponding decrease in special surplus. This permitted practice differs from this accounting practice by allowing the Company to fully recognize the $1.6B of special surplus immediately through line 6 of page 4 with a zero net impact on overall surplus as noted in the table below. The Company’s risk-based capital would not have triggered any regulatory event in the absence of this permitted practice and this permitted practice is only allowed for the year-end 2023 reporting period.

		SSAP#	F/S Page	F/S Line#	2023	2022
(1)	Net Income, state basis (page 4, Line 35, Columns 1 & 2)				$1,429,693,992	$134,248,381

(2)	State Prescribed Practices that increase/(decrease) NAIC SAP				—	—

(3)	State Permitted Practices that increase/(decrease) NAIC SAP	61R	Pg 4 Summary of Operations	6-Commissions and expense allowances on reinsurance ceded	$1,570,179,316	—

(4)	Net Income, NAIC SAP (1-2=3)				($140,485,324)	$134,248,381

(5)	Statutory surplus, state basis (Page 3, Line 38, Columns 1 & 2)				$527,358,275	$319,436,537

(6)	State Prescribed Practices that increase/(decrease) NAIC SAP				—	—

(7)	State Permitted Practices that increase/(decrease) NAIC SAP	61R	Pg 3 Liabilities, Surplus & Other funds	34 - Aggregate write-ins for special surplus funds	($1,570,179,316)	—
		61R	Pg 3 Liabilities, Surplus & Other funds	35 - Unassigned Funds(surplus)	$1,570,179,316	—

(8)	Statutory Surplus, NAIC SAP (5-6-7=8)				$527,358,275	$319,436,537

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from Generally Accepted Accounting Principles (“GAAP”) in the following respects (italicized items):

8

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale, will be held until maturity or are available for trading.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are non-admitted and charged directly to unassigned surplus. Reporting entities are permitted to admit its negative IMR up to 10% of the Company’s adjusted capital and surplus. As of December 31, 2023, the Company elected to fully admit its negative IMR balance of $35,700,000. Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies. Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures. The admitted negative IMR is reported in other assets section of the Statement of Admitted Assets. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy, annuity and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual asset adequacy analysis reveals the need to hold reserves in excess of the normal statutory reserves. One exception to this relates to deficiency reserves for certain term insurance plans issued on or after January 1, 2000, while another relates to Principles-Based Valuation for Life Products as required under VM-20 for plans issued on or after January 1, 2017 and for Variable Annuity products as required under VM-21. A third exception is the reserve held in accordance with SSAP A-791 Paragraph 2 due to reinsurance expense allowances not being sufficient to cover anticipated allocable direct renewal expenses. All three exceptions are mentioned in the Aggregate Reserves for Life and Annuity Policies section below.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, costs related to the successful acquisition of new business are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

9

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Under statutory accounting practices, ceded reserves are netted with direct reserves within the aggregate reserve lines of the liabilities page. Reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate with the liability for contract claims line. Under GAAP, these reinsurance amounts are reflected as assets.

Under statutory accounting practices, reinsured commissions are reported with expense allowance within the revenue section of the summary of operations. Under GAAP, reinsured commissions are netted against direct commissions within expenses.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, assets are reported at admitted assets values and nonadmitted assets are excluded through a charge against surplus, because there are no nonadmitted assets for GAAP purposes, the nonadmitted balances of these assets are included in the balance sheet. Nonadmitted assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. As of December 31, 2023 and 2022 the total nonadmitted assets are $69,345,000 and $97,963,000, respectively.

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the

10

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown net of applicable fees. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.

The Company issues variable universal life (“VUL”) and is licensed to issue deferred variable annuity contracts although it suspended issuance of “new” variable annuities, effective September 30, 2012. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.

Please see Note 13 for additional information on separate accounts.

Statements of Cash Flows

The statutory basis statement of cash flows is presented as required under statutory accounting principles and differs in certain respects from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•

Reserves for life insurance are based on the American Experience, 1941, 1958, 1980, 2001, or 2017 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 0.00% to 5.50%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC. For term life insurance policies issued on or after January 1, 2017 and all other life insurance policies issued after January 1, 2020, the Company calculates Principles-Based Reserves using Company experience, as required in VM-20. There is an exception for some plans that pass the exclusion tests as defined in VM-20. Additionally, a reserve is held per SSAP A-791 Paragraph 2 due to reinsurance expense allowances not being sufficient to cover anticipated allocable direct renewal expenses; this calculation uses Company experience.

•	Reserves for fixed deferred annuities are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 3.50% to 6.00%.

•	For variable deferred annuities, the Company calculates Principles-Based Reserves using Company experience, as required in VM-21.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.50%.

11

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

•

Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 1.75% to 5.00%. For immediate annuities issued on or after January 1, 2018, the Company uses valuation interest rates as prescribed in VM-22.

•

Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group, the Farmers Value Term group, and Farmers Term Life, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2023, and 2022, the Company had approximately $2,510,460,000 and $2,730,910,000 respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

As of December 31, 2023, and 2022, the total in force for which VM-20 deterministic/stochastic reserves are calculated are $97,338,114,000 and $86,957,389,000 respectively. The excess VM- 20 deterministic/stochastic reserve over NPR after reinsurance are $117,026,000 for 2023 and $8,147,000 for 2022.

As of December 31, 2023, and 2022, the reserves required by SSAP A-791 Paragraph 2 due to insufficient reinsurance expense allowances are $20,229,000 and $0 respectively.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Excess of Minimum Reserves

As of December 31, 2023, the only life insurance plan written after January 1, 2001 for which the statutory reserve basis is specifically selected to be more conservative than specified in Appendix A-820 is the Farmers Graded Death Benefit Whole Life product (FGDBWL). The mortality assumption used in the statutory reserve calculation is the 1980 CSO ALB Ultimate mortality, rather than the 2001 CSO ALB Select & Ultimate mortality; and the 2017 GI ALB Ultimate mortality, rather than the 2017 CSO ALB Select & Ultimate mortality.

12

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

As of December 31, 2023, the FGDBWL statutory reserves net of deferred and uncollected premiums is $27,691,000. If they had instead been calculated using 2001 CSO ALB Select & Ultimate mortality and 2017 CSO ALB Select & Ultimate mortality, the amount would be $24,749,000 or $2,942,000 lower.

To comply with VM-20 Section 3.C.1.g, scalars are applied to the valuation mortality for standard non-smoker classes of the following plans: Farmers Term Life – 135% for Male, 120% for Female; Farmers Value Term – 120% for Male, 110% for Female; Farmers EssentialLife Universal Life and Farmers Index Universal Life – 140% for Male and Female. A 115% scalar is applied to the select non-smoker class for FESWL. An additional 125% scalar is applied to the valuation mortality for all FVT policies that used accelerated underwriting. Scaled mortality rates are capped at 1,000 per unit. All classes of Simple Term have a scalar of 200% applied to valuation mortality for Male and Female, capped at the 2017 CSO GI (Loaded) Ultimate rates.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2023 and 2022 was approximately $298,000 and $611,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Commissions ceded to other companies have been reported as income with the expense allowance in the revenue section of the summary of operation. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis and private placements are recorded on a funding date basis. Investments are recorded on the following bases:

•

Bonds–at amortized cost. Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method.

•	Unaffiliated common stocks- at fair value. In determining the estimated fair value disclosed for these securities, management obtained quotations from independent sources, generally pricing services.

13

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

•

Mortgage loans– at the aggregate unpaid balance less allowance for uncollectible amounts. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or estimated, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. Interest income on impaired loans would be recognized to the extent the borrower is currently paying interest according to their contractual obligation. Any future cash receipts will be identified as either reductions of principal or interest income depending on the facts and circumstances of the individual loan’s investment and the risk profile of the collateral.

•

Real estate, including related improvements–at the depreciated historical cost or market if impaired. This invested asset is comprised of the following classifications: held for production of income, held for own use, and held for sale. Depreciation is computed on a straight-line basis over the estimated useful life of the acquired assets. Independent appraisals are obtained at least every three years on investment held for production of income and held for sale; if fair value is less than book value and the amount is deemed non-recoverable, an impairment loss is recognized. These properties are accounted for under NAIC Statement of Statutory Accounting Principles (“SSAP”) 40R.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets, Surplus Notes – at amortized cost. This is in accordance with SSAP 41R, Surplus Notes.

•	Securities lending reinvested collateral assets-at amortized cost. In 2021, FNWL terminated its the securities lending program with State Street.

•	Short-term investments – at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price, and carrying value of the specific security.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

Accrued Investment Income

Investment income due and accrued with amounts over 90 days past due are nonadmitted.

Federal Income Taxes

The Company has applied the SSAP No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and

14

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to a percentage of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

Leases

The Company has long-term lease commitments with options to renew at the end of the lease periods. Operating lease payments are charged to the income statement in the period in which they are incurred. See Note 12 for additional information on lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, a non-admitted asset, is calculated using the straight-line basis over 3 years. Gross electronic data processing equipment, accumulated depreciation and net admitted assets of EDP for December 31, 2023 and 2022 are as follows:

(in thousands of dollars)	2023	2022
Gross EDP Equipment	$1,253	$1,253
Accumulated Depreciation	(1,253)	(1,002)

Net EDP	—	251
Non-Admitted EDP	—	(251)

Net Admitted EDP	$—	$—

Depreciation expense on electronic data processing equipment assets was $251,000, $251,000 and $254,000 for the year ended December 31, 2023, 2022 and 2021, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies that have low default risk based on different rating agencies risk assessments. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

The Company invests in high quality securities with no significant concentration of risk.

15

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Accounting Changes and Corrections of Errors

At December 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5302 Column 1 in the amount of ($294,000) net of tax to correct a prior year error in the calculation of Net Due Premiums.

At December 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5303 Column 1 in the amount of ($81,000) net of tax to correct a prior year error of missing accrual for the exception reinsurance policies.

At March 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5301 Column 1 in the amount of $189,000 net of tax to correct a prior year error in the calculation of Variable Annuity reserves.

Change in Valuation Basis

There were no changes in reserve valuation basis for 2023.

Statements of Cash Flows

For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2023, 2022 and 2021 are as follows:

(in thousands of dollars)	2023	2022	2021
Bonds	$63,318	$130,292	$109,789
Mortgage loans	15,433	19,078	21,902
Investment real estate	11,297	11,348	11,209
Contract loans	9,915	17,010	17,669
Short-term investments	40,351	2,394	11
Other	1,033	3,880	3,814

Gross investment income	141,347	184,002	164,394
Less: Investment expenses	(20,882)	(16,024)	(16,139)

Net investment income	$120,465	$167,978	$148,255

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2023, 2022 and 2021, the Company’s investment expense included fees of approximately $353,000, $344,000 and $326,000, respectively, to its Parent Company, FGI.

In 2023, 2022 and 2021, the Company’s investment expenses included fees of approximately $331,000, $360,000 and $346,000, respectively, to Zurich Investment Services.

16

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

In 2023, 2022 and 2021, the Company’s investment expenses included fees of approximately $2,315,000, $2,429,000, $1,957,000, respectively, to Zurich Global Investment Management.

In 2023, 2022 and 2021, the Company’s investment expenses included fees of approximately $713,000, $505,000 and $568,000, respectively, to Zurich Alternative Asset Management.

Interest Income Due and Accrued

The gross, non-admitted and admitted amounts for interest income due and accrued as of December 31, 2023, 2022 and 2021 are as follows:

(in thousands of dollars)	2023	2022	2021
Gross	$6,362	$30,613	$30,781
Nonadmitted	(31)	(39)	(32)

Admitted	$6,331	$30,574	$30,749

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2023, 2022 and 2021 are as follows:

(in thousands of dollars)	2023	2022	2021
Bonds	$(296,820)	$11,445	$414
Investment real estate	8,271	—	1,947
Mortgage Loans	(93,147)	—	—

	(381,696)	11,445	2,361
Transfer to(from) interest maintenance reserve	307,280	(8,506)	(278)
Add: Tax expense on net realized gains	78,104	(7,968)	(1,613)

Net realized gains	$3,688	$(5,029)	$470

Impairment losses included in realized gains and losses above were $3,445,000, $4,000 and $0 for the years ended December 31, 2023, 2022 and 2021, respectively.

17

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Unrealized Gains and Losses on Fixed Maturities

Amortized cost, gross unrealized gains, gross unrealized losses, fair value of fixed maturities and equity securities as of December 31, 2023 and 2022 are as follows:

	2023
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value
Fixed Maturities
U.S. governments	$41,980	$120	$(2,761)	$39,339
Political subdivisions	500	—	(91)	409
Special revenues	1,085	—	(95)	990
Industrial and miscellaneous	78,900	491	(1,876)	77,515

Total bonds	122,465	611	(4,823)	118,253
Loan-backed securities	148,027	435	(4,633)	143,829
Short-term fixed income securities	249,134	42	—	249,176

Total fixed maturities	$519,626	$1,088	$(9,456)	$511,258

	2022
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value
Fixed Maturities
U.S. governments	$343,104	$153	$(62,942)	$280,315
Non-U.S. governments	217	—	(2)	215
States, territories and possessions	5,704	—	(596)	5,108
Political subdivisions	9,675	—	(435)	9,240
Special revenues	94,807	10	(10,418)	84,399
Industrial and miscellaneous	1,595,248	3,119	(144,726)	1,453,641

Total bonds	2,048,755	3,282	(219,119)	1,832,918
Loan-backed securities	988,348	611	(103,845)	885,114

Total fixed maturities	$3,037,103	$3,893	$(322,964)	$2,718,032

Unrealized Losses on Fixed Maturities and Equity Securities

Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2023 and 2022 were as follows:

	2023
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. governments	$—	$—	$36,251	$(2,761)
U.S. Political Subdivisions Bonds	—	—	409	(91)
Special revenues	—	—	990	(95)
Industrial and miscellaneous	11,375	(79)	48,000	(1,797)

Total bonds	11,375	(79)	85,650	(4,744)
Loan-backed securities	4,981	(18)	122,422	(4,615)

Total fixed maturities	$16,356	$(97)	$208,072	$(9,359)

18

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

	2022
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. governments	$141,460	$(21,164)	$130,112	$(41,778)
Non-U.S. governments	215	(2)	—	—
States, territories and possessions	4,089	(114)	1,018	(482)
U.S. Political Subdivisions Bonds	8,257	(166)	982	(269)
Special revenues	67,978	(5,036)	13,371	(5,382)
Industrial and miscellaneous	1,116,874	(81,889)	232,342	(62,837)

Total bonds	1,338,873	(108,371)	377,825	(110,748)
Loan-backed securities	514,943	(53,389)	342,644	(50,456)

Total fixed maturities	$1,853,816	$(161,760)	$720,469	$(161,204)

As of December 31, 2023, fixed maturities represented 100% of the Company’s total unrealized loss amount, which was comprised of 140 securities. The Company held 1 security that was in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 9 securities, of which 95.9%, or $15,684,000 were comprised of securities with fair value to amortized cost ratios at or greater than 95%. Most of these securities are investment grade fixed maturities that have decreased in fair values due to changes in interest rates since the date of purchase.

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2023 were comprised of 131 securities, with a total fair value of approximately $208,072,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold the fixed income investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2023.

Loan-Backed Securities

There were no loan-backed securities impaired during 2023 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

19

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Loan-backed securities impaired to the present value of their projected cash flows that were held as of December 31, 2023 and 2022 were as follows:

(in thousands)	December 31, 2023
	1	2	3	4	5	6	7
CUSIP	Description	Book/Adjusted Carry Value Amortzied cost before current period OTTI	Present value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary- Impairment	Fair Value at time of OTTI	Date of Financial Statement where reported
		$—	$—	$—	$—	$—

(in thousands)	December 31, 2022
	1	2	3	4	5	6	7
CUSIP	Description	Book/Adjusted Carry Value Amortzied cost before current period OTTI	Present value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary- Impairment	Fair Value at time of OTTI	Date of Financial Statement where reported
22540VG71	CSFB 2002-9 1A	$129	$125	$(4)	$125	$132	6/30/2022

Prepayment Penalty and Acceleration Fees

For securities sold, redeemed or otherwise disposed as a result of a callable feature, the following table discloses the number of CUSIPs sold, redeemed or otherwise disposed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee for the years ended December 31, 2023 and 2022 are as follows:

(in thousands of dollars)	2023	2022
Number of CUSIPs	1	4
Aggregate Amount of Investment Income	$245	$27,055

Subprime Mortgage Related Risk Exposure

The Company has no direct exposure through investments in subprime mortgage loans.

5GI Securities

The Company does not have any 5GI securities as of December 31, 2023 and 2022.

20

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Maturities of Bonds

The amortized cost and fair value of bonds and short-term investments, by contractual maturity, at

December 31, 2023 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

	Amortized	Fair
(in thousands of dollars)	Cost	Value
Due to 1 year or less	$248,170	$248,208
Due after 1 year through 5 years	84,529	82,738
Due after 5 years through 10 years	29,387	28,546
Due after 10 years	9,513	7,937

	371,599	367,429
Loan-backed securities	148,027	143,829

Total bonds	$519,626	$511,258

Sales of Bonds and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds and common stocks for the years ended December 31, 2023, 2022 and 2021 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds
2023
Bonds	$3,820	$(300,641)	$3,215,347

	$3,820	$(300,641)	$3,215,347

2022
Bonds	$20,378	$(3,318)	$415,860

	$20,378	$(3,318)	$415,860

2021
Bonds	$4,161	$(3,759)	$307,385

	$4,161	$(3,759)	$307,385

Bonds with an amortized cost of approximately $5,208,000 and $3,918,000 were on deposit with regulatory authorities at December 31, 2023 and 2022, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $3,926,000 and $3,938,000 as of December 31, 2023 and 2022, respectively.

On January 18, 2022, Mount Rosa/Mount Evans bonds were called and the Company received total proceeds of $104,303,000. The Company recorded for a prepayment penalty income of $26,155,000 and realized loss of $6,241,000 in accordance with SSAP No. 26R.

Commercial Mortgage Loans

As of December 31, 2023, the Company has no investment in mortgage loans. During 2023 and 2022, the Company did not have any impaired loans, delinquent loan payments, or any interest rate reductions. There were no new loans acquired in 2023, and the maximum and minimum lending rates for loans acquired in 2022 were 3.41% and 3.12%, respectively. The maximum allowed percentage of any one loan to value (“LTV”) of a security at the origination date of the loan was 75%. There were no taxes,

21

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

assessments or amounts advanced included in the mortgage loan investment in both 2023 and 2022. A quality rating analysis using the Prudential PGIM rating system was performed for all the mortgage loans on an ongoing basis throughout the year. The rating assigned was used for the balance of the fiscal year, unless a major change occurs with the property, or the loan noted through ongoing analysis that merits a change of the quality rating assigned. The portfolio by quality and by property type for the years ended December 31, 2023, and 2022 was as follows:

Loan Quality Rating (in thousands of dollars)	2022
	#	Principal	%
“A+”	47	$177,435	34.3%
“A”	9	30,260	5.8%
“A-”	20	96,614	18.7%
“B+”	13	109,190	21.1%
“B”	1	10,000	1.9%
“B-”	10	94,090	18.2%

TOTAL	100	$517,589	100.0%

Weighted Average Quality Rating is B+ Property Type (in thousands of dollars)	2022
	#	Principal	%
Office	20	$165,470	32.0%
Multifamily	18	100,252	19.4%
Industrial	40	128,827	24.9%
Retail	15	90,660	17.5%
Hospitality	2	8,813	1.7%
Self Storage	2	17,478	3.4%
Other	3	6,089	1.2%

Totals	100	$517,589	100.0%

The Company’s mortgage loan portfolio had no significant concentrations of credit risk whether by individual or group during 2023 and 2022. The statement value of mortgage loans by collateral property type and state of geographic location as of December 31, 2023, and 2022 was as follows:

22

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

(in thousands)	December 31, 2022
State	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
AZ	$—	$—	$3,394	$—	$—	$—	$—	$3,394
CA	40,088	67,987	31,761	—	—	20,008	7,478	167,322
CO	844	3,525	—	—	—	—	1,261	5,630
CT	—	—	—	—	—	8,260	—	8,260
DC	—	—	—	—	—	39,900	—	39,900
FL	2,225	3,730	4,613	—	—	—	—	10,568
GA	—	—	252	—	—	—	—	252
IL	—	—	17,473	—	—	—	—	17,473
IN	—	—	48	—	—	—	3,365	3,413
KY	—	—	283	—	—	—	—	283
MA	—	—	—	—	—	14,103	—	14,103
MD	—	—	7,798	—	—	—	—	7,798
MI	—	—	—	6,089	—	—	—	6,089
NJ	14,328	—	20,144	—	—	—	—	34,472
NV	—	—	8,706	—	—	—	—	8,706
NY	9,008	1,984	—	—	—	42,818	—	53,810
OH	—	—	8,729	—	—	—	—	8,729
OR	2,425	—	—	—	—	15,000	—	17,425
PA	4,055	8,543	457	—	—	—	—	13,055
SC	—	—	1,683	—	—	—	—	1,683
TN	—	—	361	—	1,728	—	—	2,089
TX	12,210	—	22,097	—	7,085	25,381	695	67,468
VA	—	4,891	929	—	—	—	—	5,820
WA	15,070	—	—	—	—	—	4,679	19,749
WI	—	—	98	—	—	—	—	98

Totals	$100,252	$90,660	$128,827	$6,089	$8,813	$165,470	$17,478	$517,589

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral type and LTV ratio as of December 31, 2023, and 2022 was as follows:

(in thousands)	December 31, 2022
	<51%	51%-70%	71%-90%	90%<	Totals
Hospitality	$1,728	$—	$7,085.00	$—	$8,813
Multifamily	35,504	64,748	—	—	100,252
Office	40,340	101,870	23,260	—	165,470
Retail	10,399	34,372	27,067	18,822	90,660
Self-Storage	7,478	10,000	—	—	17,478
Industrial	57,190	71,637	—	—	128,827
Other	6,089	—	—	—	6,089

Totals	158,728	282,627	57,412	18,822	517,589

See Note 2 for additional information on accounting policy related to mortgage loans.

23

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Real Estate

Real estate investments at December 31, 2023 and 2022 were as follows:

(in thousands of dollars)
	2023	2022
Actual Costs:
Property held for the production of income	$105,751	$159,121
Property held for sale	28,803	—
Accumulated depreciation	(18,309)	(17,780)
Other than temporary impairment	(3,445)	—

Total real estate carrying value	$112,800	$141,341

The Company establishes wholly owned subsidiary single member LLC legal entities to invest in direct real estate properties held for the production of income. As of December 31, 2023, the Company owned the following legal entities: BOS Office 3, LLC, CHI Ind 1, LLC, DC Retail 1, LLC, Charlotte Industrial 2, LLC, LA Industrial 2, LLC, CHI Ind 6, LLC, Raleigh Office 2, LLC, and Charlotte Industrial 3, LLC. There are impairments recognized in 2023. At December 31, 2023, properties owned by DC Retail 1, LLC and LA Industrial 2, LLC were classified as held for sale due to management’s intent to dispose them. This reclassification has also led to recognition of a total impairment of $3,445,000 to carry them at the lower depreciated cost and fair value less estimated selling costs. During 2023, The Company sold two real estate properties, DEN Industrial, LLC and Miami Industrial 2, LLC and recognized a total capital gain of $11,716,000. Both the impairment loss and the net capital gain on disposal are reported in the Statement of Operations under Net Realized Capital Gains/Losses Net of Taxes.

Other Invested Assets

On December 20, 2017, the Company purchased a surplus debenture of $100,000,000 issued by Farmers Insurance Exchange and the asset has been carried at cost. The Insurance Commissioner of the State of California authorized the purchase with a maturity date of December 20, 2027. The note has an annual interest rate of 3.758% due semi-annually on June 20 and December 20. On December 20, 2022, the surplus note was paid off in full by Farmers Insurance Exchange for $100,000,000.

24

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Restricted Assets

As of December 31, 2023, and 2022, total restricted assets amounted to $5,209,000 and $3,918,000 respectively. Of these assets, bonds and short-term investments on deposit were for state insurance departments to satisfy regulatory requirements.

(in thousands)	December 31, 2023
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	5,209	5,209	3,918	1,290	5,209	0.220%	0.226%

Total restricted assets	$5,209	$5,209	$3,918	$1,290	$5,209	0.220%	0.226%

(in thousands)	December 31, 2022
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	3,918	3,918	3,975	(57)	3,918	0.071%	0.072%

Total restricted assets	$3,918	$3,918	$3,975	$(57)	$3,918	0.071%	0.072%

4.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

25

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The levels of the fair value hierarchy are as follows:

Level 1	Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market funds.

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

	a.	Quoted prices for similar assets or liabilities in active markets.

	b.	Quoted prices for identical or similar assets or liabilities in non-active markets.

	c.	Inputs other than quoted market prices that are observable.

	d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

There were no revisions to the Company’s fair value level classifications policy for 2023 or 2022.

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2023 and 2022 about the Company’s financial assets measured at fair value:

	2023
(in thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at fair value
Separate account assets	$1,244,925	$—	$—	$1,244,925

Total assets at fair value	$1,244,925	$—	$—	$1,244,925

	2022
(in thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at fair value
Separate account assets	$1,035,225	$—	$—	$1,035,225

Total assets at fair value	$1,035,225	$—	$—	$1,035,225

Level 1 Financial Assets

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

26

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

There were no changes in assets classified as Level 3 for the years ended December 31, 2023 and 2022.

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred, or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2023 and 2022.

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following tables provide information as of December 31, 2023 and 2022 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

(in thousands of dollars)	December 31, 2023
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets at Fair Value
Bonds	$262,082	$270,492	$—	$259,492	$2,590	$—
Cash, cash equivalents and short-term investments	258,348	258,306	9,172	249,176	—	—
Accrued investment income	6,331	6,331	6,331	—	—	—
Separate accounts	1,244,925	1,244,925	1,244,925	—	—	—

Total assets at fair value	$1,771,686	$1,780,054	$1,260,428	$508,668	$2,590	$—

Liabilities at Fair Value
Separate accounts	1,244,925	1,244,925	—	1,244,925	—	—

Total liabilities at fair value	$1,244,925	$1,244,925	$—	$1,244,925	$—	$—

27

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)	December 31, 2022
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets at Fair Value
Bonds	$2,718,032	$3,037,103	$—	$2,683,234	$34,798	$—
Mortgage loans on real estate	471,491	517,589	—	—	471,491	—
Contract loans	334,176	270,826	—	—	334,176	—
Cash, cash equivalents and short-term investments	226,009	226,009	226,009	—	—	—
Accrued investment income	30,574	30,574	30,574	—	—	—
Receivable for securities	1,327	1,327	1,327	—	—	—
Separate accounts	1,035,225	1,035,225	1,035,225	—	—	—

Total assets at fair value	$4,816,834	$5,118,653	$1,293,135	$2,683,234	$840,465	$—

Liabilities at Fair Value
Separate accounts	1,035,225	1,035,225	—	1,035,225	—	—

Total liabilities at fair value	$1,035,225	$1,035,225	$—	$1,035,225	$—	$—

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2023 and 2022:

Bonds

The fair values of bonds are valued using quoted market prices from third party sources. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data. Major inputs include yield curves, yields, and expected future cash flows. Level 3 bonds consist of non-agency mortgage-backed securities with significant unobservable inputs.

Mortgage Loans on Real Estate

The estimated fair value of the mortgage loans is determined by discounting the scheduled cash flows using quality ratings, current interest rates and spreads. The quality ratings, which are based on the PGIM proprietary rating system, reflect Prudential’s assessment of the loan’s level of potential risk and are used to set interest rate spreads over Treasury securities with comparable average lives. Spreads are derived from a combination of observable market data, along with competitive loan pricing feedback and other real estate market information.

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

28

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Receivables/Payables for Securities

The fair value for receivables/payables for securities are based on quoted market prices from third party sources.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value. The fair value of money market mutual funds are valued using NAV.

Accrued Investment Income

The cost of accrued investment income approximates fair value unless otherwise noted.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2023 and 2022. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The Company uses the value of the assets as a reasonable estimate of the value of the liabilities.

5.	Related Parties

The Company is a subsidiary of Farmers Group Inc (FGI), an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal and other services. Fees charged to the Company by FGI were approximately $31,853,000, $37,202,000, and $35,470,000, for the years ended December 31, 2023, 2022 and 2021 respectively, and are expensed as incurred.

The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $24,566,000, $25,421,000, and $29,186,000 for the years ended December 31, 2023, 2022 and 2021, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

The Company has a service agreement with its affiliate, Zurich American Life Insurance Company (“ZALICO”), for the Company to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary. Fees charged by the Company to ZALICO were approximately $56,000, $56,000, and $52,000 for the years ended December 31, 2023, 2022 and 2021 respectively and are expensed as incurred.

As part of a tax sharing agreement with FGI, FNWL remitted a net payment of $295,755,000 and $43,583,000 for the years ended December 31, 2023 and 2022, respectively. The current year prepayment was $295,200,000 and $45,000,000 for December 31, 2023 and 2022, respectively.

29

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

For information related to dividends paid to FGI, please refer to note 7.

For the period ended December 31, 2023 and 2022, the Company reported the following amounts due from or to related parties, excluding reinsurance related balances: (Please refer to Note 6 for reinsurance related balances.)

(in thousands of dollars)	2023	2022
Receivables from related parties
Farmers Insurance Group Leasing	$—	$196

Total receivables from related parties	—	196

Payables to related parties
FGI	(5,079)	(9,614)
Farmers Insurance Exchange	(2,933)	(3,277)
Zurich Investment Services Limited	(826)	(931)
Farmers Insurance Group Leasing	(14)	—

Total payables to related parties	(8,852)	(13,822)

Net payables to related parties	$(8,852)	$(13,626)

6.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life, universal life and annuity policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2023 and 2022, no amounts have been recorded in relation to uncollectible reinsurance balances.

Beginning January 1, 2010, the Company ceded to its affiliate, Zurich Insurance Company (“ZIC”), 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded to Leschi, a wholly owned subsidiary, was ceded to ZIC. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with Leschi and simultaneously reinsured the recaptured in force block with ZIC. Effective January 1, 2015, the Company cedes to ZIC 75% of its contractual risk for new issues of certain term insurance policies subject to simplified underwriting. Effective December 1, 2015, the Company cedes to ZIC 100% of its contractual risk for new and in-force issues of its indexed universal life product. Premiums ceded to ZIC approximated $101,817,000, $438,084,000, and $408,818,000 for the years ended December 31, 2023, 2022, and 2021, respectively. Claims ceded to ZIC were approximately $58,948,000, $168,625,000, and $182,946,000 for the years ended December 31, 2023, 2022 and 2021, respectively. Changes in reserves ceded to ZIC were approximately ($1,587,178,000), $66,603,000 and $158,102,000 for the years ended December 31, 2023, 2022 and 2021, respectively.

On May 17, 2023 the Company entered into an agreement with Security Life of Denver (“SLD”) effective August 1, 2023 to reinsure the remaining inforce life, A&H and annuity blocks of business of the Company. In connection with, and at the same time, the Company recaptured all reinsurance from ZIC and placed it with Resolution Life Group. Specific to the transaction with Resolution, the Company ceded approximately $4.0 billion in assets and $5.2 billion in statutory reserves through the reinsurance transaction.

30

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Premiums assumed from unaffiliated companies approximated $165,000, $162,000 and $169,000 for the years ended December 31, 2023, 2022 and 2021, respectively. Premiums ceded to unaffiliated companies approximated $5,374,166,000, $191,524,000 and $192,700,000 for the years ended December 31, 2023, 2022 and 2021, respectively. There were no claims paid to unaffiliated companies on assumed reinsurance for the years ended December 31, 2023, 2022 and 2021. Claims ceded to unaffiliated companies were approximately $387,550,000, $153,653,000 and $170,162,000 for the years ended December 31, 2023, 2022 and 2021, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($64,000), ($513,000), and ($87,000) for the years ended December 31, 2023, 2022 and 2021, respectively. Changes in reserves ceded to unaffiliated companies were approximately $5,205,741,000, ($112,519,000) and ($126,112,000) for the years ended December 31, 2023, 2022 and 2021, respectively.

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2023 and 2022 would be approximately $1,812,317,000 and $6,965,000, respectively.

As of December 31, 2023, there are no Covered Policies subject to the requirements of Actuarial Guideline XLVIII as defined in Section 4.B and per exemptions in Section 3.

7.	Surplus and Restrictions

Statutory surplus of approximately $527,358,000 and $319,436,000 as of December 31, 2023 and 2022, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2023 and 2022 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval (or non-disapproval) of the OIC is limited to the lesser of: (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. All dividends paid during the preceding 12 month rolling period are considered for this calculation. Earned surplus consists of funds derived from any realized net profits and does not include unrealized capital gains or reevaluation of assets. A dividend paid that does not meet the above specifications is defined in total as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2024 and 2023 are $52,736,000 and $31,944,000, respectively. Dividends are approved by the board of directors.

On November 8, 2023, the Company declared extraordinary dividends in the amount of $1,200,000,000 that was paid to FGI on December 27, 2023, with the non-disapproval of the Washington Office of Insurance Commissioner.

8.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the

31

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

FGI announced on October 20, 2016 that it would freeze all pension plan benefits (final average earnings and cash balance formulas) effective December 31, 2018. The impacted employees kept all benefits accrued through December 31, 2018, but no longer accrue benefits after that date. As part of this change, starting January 1, 2019, FGI contributes an additional 4% of eligible pay to employees’ 401K Savings Plan as explained in note 9.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

The expenses allocated for pension and post-retirement benefit costs were approximately $561,000, $555,000, and $550,000 for the years 2023, 2022 and 2021, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.

9.	Employees’ Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. Vesting is immediate for employee contributions and employer match. Effective January 1, 2019, FGI contributes an additional 4% Company Base Contribution to employees 401(k) Savings Plan, regardless of employee contribution. Three years of eligible service is required to vest in the 4% Company Base Contribution. The cost to the Company for the 401(k) Savings Plan is included in the overhead and administrative charges paid by the Company to FGI.

The STIP program has two drivers. The award pool funding is determined by the Company meeting predetermined business performance metrics each year. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program for the years ended December 31, 2023, 2022 and 2021 was approximately $4,946,000, $5,198,000, and $4,478,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $3,486,000, $4,048,000 and $3,697,000 for the years ended December 31, 2023, 2022, and 2021 respectively.

32

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

10.	Federal Income Taxes

The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2023 and 2022 are as follows:

	2023
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$75,706	$723	$76,429
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	75,706	723	76,429
Deferred tax assets nonadmitted	(65,429)	(723)	(66,152)

Subtotal net admitted deferred tax assets	10,277	—	10,277
Deferred tax liabilities	(2,479)	—	(2,479)

Net admitted deferred tax asset	$7,798	$—	$7,798

	2022
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$154,659	$3	$154,662
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	154,659	3	154,662
Deferred tax assets nonadmitted	(92,056)	—	(92,056)

Subtotal net admitted deferred tax assets	62,603	3	62,606
Deferred tax liabilities	(20,899)	(39)	(20,938)

Net admitted deferred tax asset	$41,704	$(36)	$41,668

	Change
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$(78,953)	$720	$(78,233)
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	(78,953)	720	(78,233)
Deferred tax assets nonadmitted	26,627	(723)	25,904

Subtotal net admitted deferred tax assets	(52,326)	(3)	(52,329)
Deferred tax liabilities	18,420	39	18,459

Net admitted deferred tax asset	$(33,906)	$36	$(33,870)

33

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The SSAP No. 101 admission calculation components are as follows:

	2023
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$723	$723
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	7,798	(723)	7,075
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	7,798	(723)	7,075
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	77,934
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	2,479	—	2,479

Deferred tax assets admitted as the result of application of SSAP No. 101	$10,277	$—	$10,277

Ratio percentage used to determine recovery period and threshold limitation amount			1642%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$519,561

	2022
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$3	$3
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	41,665	—	41,665
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	53,896	—	53,896
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	41,665
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	20,938	—	20,938

Deferred tax assets admitted as the result of application of SSAP No. 101	$62,603	$3	$62,606

Ratio percentage used to determine recovery period and threshold limitation amount			545%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$277,768

34

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

	Change
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$720	$720
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	(33,867)	(723)	(34,590)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	(46,098)	(723)	(46,821)
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	36,269
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	(18,459)	—	(18,459)

Deferred tax assets admitted as the result of application of SSAP No. 101	$(52,326)	$(3)	$(52,329)

Ratio percentage used to determine recovery period and threshold limitation amount			1097%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$241,793

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2023
	Ordinary Percent	Capital Percent
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$75,706	$723
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$10,277	$—
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

35

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

	2022
	Ordinary Percent	Capital Percent
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$154,659	$3
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$62,603	$3
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

	Change
	Ordinary Percent	Capital Percent
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$(78,953)	$720
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$(52,326)	$(3)
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred for the years ended December 31, 2023, 2022 and 2021 consisted of the following major components:

(in thousands of dollars)	2023	2022	2021
Current income tax
Federal income tax	$364,454	$37,414	$28,958
Federal income tax on net capital gains / (losses)	(78,104)	7,968	1,613

Federal income taxes incurred	$286,350	$45,382	$30,571

36

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2023 and 2022 were as follows:

(in thousands of dollars)	2023	2022	Change
Deferred tax assets
Ordinary
Deferred acquisition costs	$61,444	$108,785	$(47,341)
Life insurance reserves	10,498	42,257	(31,759)
Compensation and benefits accrual	1,286	1,250	36
Nonadmitted assets	671	1,241	(570)
Other	1,807	1,126	681

	75,706	154,659	(78,953)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	(65,429)	(92,056)	26,627

Admitted ordinary deferred tax assets	10,277	62,603	(52,326)

Capital
Investments	723	3	720
Unrealized loss on investments	—	—	—

Subtotal	723	3	720
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	(723)	—	(723)

Admitted capital deferred tax assets	—	3	(3)

Admitted deferred tax assets	10,277	62,606	(52,329)

Deferred tax liabilities
Ordinary
Fixed assets	2,005	2,509	(504)
Market discount on bonds	265	1,078	(813)
Policyholder reserves	184	276	(92)
Deferred and uncollected premium	—	17,036	(17,036)
Other	25	—	25

Total ordinary deferred tax liabilities	2,479	20,899	(18,420)

Capital
Investments	—	39	(39)
Unrealized gain on investments	—	—	—

Total capital deferred tax liabilities	—	39	(39)

Total deferred tax liabilities	2,479	20,938	(18,459)

Net admitted deferred tax assets	$7,798	$41,668	$(33,870)

37

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The change in net deferred income taxes as of December 31, 2023 and 2022 was composed of the following:

(in thousands of dollars)	2023	2022	Change
Total deferred tax assets	$76,429	$154,662	$(78,233)
Total deferred tax liabilities	(2,479)	(20,938)	18,459

Net deferred tax asset (liability)	$73,950	$133,724	(59,774)

Tax effect of unrealized gains (losses)			—

Change in net deferred income tax (charge) benefit			$(59,774)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2023	2022	2021
Provision computed at statutory rate	$295,841	$39,509	$23,106
Interest maintenance reserve	54,842	(416)	(575)
Reinsurance gain adjustment	(3,200)	—	—
Transaction costs	(1,269)	—	—
Separate account dividend received deduction	(407)	(620)	(323)
Prior year under/(over) accrual of income taxes	(306)	(235)	(73)
Nonadmitted assets	570	27	121
Aggregate write in adjustments included in surplus	—	—	(50)
Other	53	50	38

	$346,124	$38,315	$22,244

Federal income tax incurred-operations	$364,454	$37,414	$28,958
Tax on capital gains (losses)	(78,104)	7,968	1,613
Change in net deferred income tax	59,774	(7,067)	(8,327)

Total statutory income taxes	$346,124	$38,315	$22,244

As of December 31, 2023, the Company did not have any operating loss carry-forwards or capital loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount
2023	$174,946
2022	7,968
2021	1,607

There were no deposits admitted under IRC §6603.

38

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

Kraft Lake Insurance Agency, Inc.

Western Star Insurance Services, Inc.

Farmers General Insurance Agency, Inc

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2014 and prior for U.S. federal tax are closed to tax authority examinations. The Farmers Group Inc. consolidated tax group is currently under examination by the Internal Revenue Service for years 2015, 2016, 2017, and 2018.

The Company records any potential net interest and penalties in the income tax expense component of the statement of operations.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

During 2023 and 2022, the Company did not accrue any interest and penalties related to income tax contingencies.

39

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The Company does not have any liability for Repatriation Tax.

The Company does not have any Alternative Minimum Tax Credits.

On August 16, 2022, the Inflation Reduction Act of 2022 was signed into law by President Biden. The Act includes a new federal corporate alternative minimum tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an applicable corporation.

The CAMT applies to companies with average annual book income exceeding $1 billion and assesses a 15% tax on financial statement income (adjusted for certain items) based on the applicable financial statement to the extent that amount exceeds the regular corporate tax.

The Company is an applicable reporting entity. The controlled group of corporations of which the Company is a member has determined that it is an applicable corporation in 2023. However, the Company has determined that it is not impacted by the new CAMT provisions in 2023 based on the current information.

The Accounting policy election is to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets.

11.	Contingencies

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company has accrued liabilities for guaranty fund assessments of $1,266,000 and $911,000 for December 31, 2023 and December 31, 2022, respectively; and related premium tax benefit assets of $911,000 and $570,000 for December 31, 2023 and December 31, 2022, respectively. The amounts represent management’s best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies.

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. The Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

12.	Commitments

In March 2018, the Company sold a real estate, Ohio State Life building, occupied by the Company for $8,875,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 5 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company accounts for the leaseback as an operating lease.

40

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The net of tax gain of approximately $2,878,000 realized in this transaction was being deferred to Special Surplus and was being amortized to Unassigned Funds Surplus in proportion to rent charged over the term of the lease of 5 years. On June 30, 2021, the Company closed its office location in Columbus, Ohio. The Company is no longer receiving the economic benefits having vacated the Columbus office building two years before its lease expiration date of June 30, 2023. The Company classified the operating lease as onerous resulting in the recording of an impairment liability provision and loss of $2,064,000 on June 30, 2021, before tax. The amount includes $241,000 of related furniture and equipment impairments. The remaining gain from 2018 sale of $1,200,000 was moved from special surplus funds to surplus.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis.

As of December 31, 2023, the total minimum aggregate rental commitment for the length of the lease period was $9,728,000, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)
Years Ending December 31, 2024	$1,824
2025	1,824
2026	1,824
2027	1,824
2028 & later	2,432

Total future minimum payments required	$9,728

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

(in thousands of dollars)	Years Ending December 31,
	2023	2022	2021
Minimum rentals	$2,037	$2,336	$2,336
Less: Sublease rentals	—	—	—

	$2,037	$2,336	$2,336

13.	Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2023, there were 33 subaccounts available for the VUL products, 43 subaccounts available for variable annuity, 39 subaccounts available for Farmers EssentialLife VUL and 21 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company

41

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

As of December 31, 2023, the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally Insulated Assets
Farmers Variable Annuity	$178,805
Farmers Variable Universal Life	568,513
Farmers LifeAccumulator VUL	31,168
Farmers EssentialLife VUL	466,439

$1,244,925

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2023 is $281,450,000. The fund value is $274,975,000. The maximum guarantee excess is $6,475,000.

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands of dollars)
Year	Risk Charges
2023	$241
2022	281
2021	309
2020	289
2019	272

42

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars)	Separate Account
Year	Guarantees
2023	$75
2022	41
2021	26
2020	7
2019	96

Premiums, considerations, or deposits received for the years ended December 31, 2023, 2022 and 2021, were approximately $122,694,000, $125,540,000 and $128,659,000, respectively.

Reserves for accounts with assets as of December 31, 2023 and 2022, at market value are approximately $1,235,169,000 and $1,023,892,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2023, 2022 and 2021 is as follows:

(in thousands of dollars)	2023	2022	2021
Transfers (from)/to as reported in the statements of operations of the separate accounts	$(9,674)	$15,032	$7,441
Less: Sundry general income/(expense)	536	(112)	35
Transfers ceded to Reinsurer	(2,052)	1,878	1,140

Net transfers (from)/to separate accounts	$(11,190)	$16,798	$8,616

14.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2023 and 2022:

	2023		2022
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading
Type
Ordinary new business	$—	$—	$6,213	$574
Ordinary renewal	—	—	141,305	81,017

	$ —	$ —	$147,518	$81,591

43

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

15.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2023 and 2022:

	2023
Individual Annuities (in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$95,864	$—	$95,864	5.6%
At fair value	—	178,420	178,420	10.5

Total with market value adjustment or at fair value	95,864	178,420	274,284	16.1
At book value without adjustment (minimal or no charge or adjustment)	1,152,294	—	1,152,294	67.6
Not subject to discretionary withdrawal	278,738	—	278,738	16.3

Total	1,526,896	178,420	1,705,316	100.0%

Reinsurance ceded	1,525,301	—	1,525,301

Total (net)	$1,595	$178,420	$180,015

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	0	—	0

	2023
Deposit-Type Contracts (in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	0.0%
At fair value	—	—	—	0.0

Total with market value adjustment or at fair value	—	—	—	0.0
At book value without adjustment (minimal or no charge or adjustment)	285,667	—	285,667	68.0
Not subject to discretionary withdrawal	134,283	—	134,283	32.0

Total	419,950	—	419,950	100.0%

Reinsurance ceded	419,950	—	419,950

Total (net)	$—	$—	$—

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	—	—	—

44

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

	2022
Individual Annuities (in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$108,774	$—	$108,774	6.0%
At fair value	—	168,278	168,278	9.3

Total with market value adjustment or at fair value	108,774	168,278	277,052	15.3
At book value without adjustment (minimal or no charge or adjustment)	1,240,203	—	1,240,203	68.4
Not subject to discretionary withdrawal	297,160	—	297,160	16.4

Total	1,646,137	168,278	1,814,415	100.0%

Reinsurance ceded	1,592,418	—	1,592,418

Total (net)	$53,719	$168,278	$221,997

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	103	—	103

	2022
Deposit-Type Contracts (in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	0.0%
At fair value	—	—	—	0.0

Total with market value adjustment or at fair value	—	—	—	0.0

At book value without adjustment (minimal or no charge or adjustment)	311,232	—	311,232	68.1
Not subject to discretionary withdrawal	145,463	—	145,463	31.9

Total	456,695	—	456,695	100.0%

Reinsurance ceded	133,553	—	133,553

Total (net)	$323,142	$—	$323,142

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	—	—	—

45

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Reconciliation	2023	2022
(in thousands of dollars)
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$—	$51,789
Exhibit 5, Supplementary Contracts w/Life Contigencies Section, Total (net)	0	803
Exhibit 5, Miscellaneous Section, Additional Actuarial Reserves - AG43	1,595	1,126
Exhibit 7, Deposit - Type Contracts, Line 14, Col. 1	0	323,142

Subtotal	1,595	376,860
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Col. 2	178,420	168,278
Exhibit 3, Line 0399999, Col. 2	—	—
Policyholder dividend & coupon accumulations	—	—
Policyholder premiums	—	—
Guaranteed interest contracts	—	—
Other contract deposit funds	—	—

	178,420	168,278

Combined Total	$180,015	$545,138

The following is the analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2023 and 2022:

Life
(in thousands of dollars)	2023
	General Account
General Account	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$13,147	$13,147	$14,675
Universal Life	1,953,918	1,950,879	1,983,052
Universal Life with Secondary Guarantees	282,592	269,180	297,969
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	251,538	155,419	313,166
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	740,770	740,770	909,341
Variable Lfie	—	—	—
Variable Universal Life	127,537	125,801	131,871
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	2,063,918
Accidental Death Benefits	—	—	3,239
Disability - Active Lives	—	—	26,561
Disability - Disabled Lives	—	—	28,694
Miscellaneous Reserves	—	—	35,666

Total	3,369,502	3,255,196	5,808,152

Reinsurance ceded	3,369,502	3,255,196	5,670,897

Total (net)	$—	$—	$137,255

46

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Life
(in thousands of dollars)	2023
Separate Account
Separate Account with Nonguarantees	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$—	$—	$—
Universal Life	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Lfie	—	—	—
Variable Universal Life	1,066,065	1,028,430	1,056,748
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	—
Accidental Death Benefits	—	—	—
Disability - Active Lives	—	—	—
Disability - Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—
Total	1,066,065	1,028,430	1,056,748

Reinsurance ceded	—	—	—

Total (net)	$1,066,065	$1,028,430	$1,056,748

47

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Life
(in thousands of dollars)	2022
	General Account
General Account	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$12,343	$12,343	$13,790
Universal Life	1,981,655	1,978,374	2,011,575
Universal Life with Secondary Guarantees	260,280	244,717	283,882
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	198,119	118,169	247,653
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	726,593	726,593	891,538
Variable Lfie	—	—	—
Variable Universal Life	114,994	113,069	118,984
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	2,105,106
Accidental Death Benefits	—	—	3,319
Disability - Active Lives	—	—	27,193
Disability - Disabled Lives	—	—	28,889
Miscellaneous Reserves	—	—	35,050

Total	3,293,984	3,193,265	5,766,979

Reinsurance ceded	198,119	118,169	2,290,556

Total (net)	$3,095,865	$3,075,096	$3,476,423

48

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

Life
(in thousands of dollars)	2022
Separate Account
Separate Account with Nonguarantees	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$—	$—	$—
Universal Life	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Lfie	—	—	—
Variable Universal Life	866,434	823,171	855,612
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	—
Accidental Death Benefits	—	—	—
Disability - Active Lives	—	—	—
Disability - Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—

Total	866,434	823,171	855,612

Reinsurance ceded	—	—	—

Total (net)	$866,434	$823,171	$855,612

Reconciliation	2023	2022
(in thousands of dollars)
Life and Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$137,255	$3,394,671
Exhibit 5, Accidental Death Benefits Section, Total (net)	—	3,224
Exhibit 5, Disability - Acitve Lives Section, Total (net)	—	26,767
Exhibit 5, Disability - Disabled Lives Section, Total (net)	—	28,703
Exhibit 5, Miscellaneous Reserves Section, Total (net)	—	23,058

Subtotal	137,255	3,476,423
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Col. 2	1,056,748	855,612
Exhibit 3, Line 0499999, Col. 2	—	—
Exhibit 3, Line 0599999, Col. 2	—	—

Subtotal (Lines (7) through (9)	1,056,748	855,612

Combined Total	$1,194,003	$4,332,035

49

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2023, 2022 and 2021

16.	Subsequent Events

No material subsequent events have occurred since December 31, 2023 through April 28 2024, the date at which the financial statements were issued, that would require adjustment to the financial statements.

50

Farmers Annuity Separate

Account A of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2023

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Ernst & Young LLP 55 Ivan Allen Jr. Blvd. Suite 1000 Atlanta, GA 30308	Tel: +1 404 874 8300 Fax: +1 404 814 4301 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Farmers New World Life Insurance Company and the Contract Owners of Farmers Annuity Separate Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Farmers Annuity Separate Account A (the Separate Account), as of December 31, 2023, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 2021.

Atlanta, Georgia

April 26, 2024

A member firm of Ernst & Young Global Limited

Appendix – Subaccounts comprising Farmers Annuity Separate Account A

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares Sustainable U.S. Equity Portfolio

BNY Mellon Variable Investment Fund – Service Class Shares Opportunistic Small Cap Portfolio

Calvert Variable Series, Inc. VP SRI Mid Cap Portfolio

DWS Variable Series I – Class A Shares DWS Core Equity VIP

DWS Variable Series I – Class A Shares DWS CROCI International VIP

DWS Variable Series I – Class A Shares DWS Global Small Cap VIP

DWS Variable Series II – Class A Shares DWS CROCI U.S. VIP

DWS Variable Series II – Class A Shares DWS Government Money Market VIP

DWS Variable Series II – Class A Shares DWS High Income VIP

DWS Variable Series II – Class A Shares DWS Small Mid Cap Growth VIP

Fidelity Variable Insurance Products ("VIP") Funds – Service Class VIP Growth Portfolio

Fidelity Variable Insurance Products ("VIP") Funds – Service Class VIP Index 500 Portfolio

Fidelity Variable Insurance Products ("VIP") Funds – Service Class VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2005 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2010 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2015 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2020 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2025 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2030 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 20% Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 50% Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 70% Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Developing Markets VIP Fund

A member firm of Ernst & Young Global Limited

Franklin Templeton Variable Insurance Products Trust – Class 2 Small – Mid Cap Growth VIP Fund

Franklin Templeton Variable Insurance Products Trust – Class 2 Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Mid Cap Value Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Small Cap Equity Insights Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Strategic Growth Fund

Janus Henderson VIT Balanced Portfolio (Service Shares)

Janus Henderson VIT Enterprise Portfolio (Service Shares)

Janus Henderson VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares VIT International Bond Portfolio (U.S. Dollar- Hedged)

PIMCO Variable Insurance Trust – Administrative Class Shares VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds Capital Appreciation Account II

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds Equity Income Account II

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds MidCap Account II

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds SmallCap Account II

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Balanced Portfolio

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Balanced Portfolio

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Growth Portfolio

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Flexible Income Portfolio

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Strategic Growth Portfolio

A member firm of Ernst & Young Global Limited

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

Years Ended December 31, 2023

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares	BNY Mellon Variable Investment Fund – Service Class Shares	Calvert Variable Series, Inc.	DWS Variable Series I – Class A Shares			DWS Variable Series II – Class A Shares
	Sustainable U.S. Equity Portfolio	Opportunistic Small Cap Portfolio	VP SRI Mid Cap Portfolio	DWS Core Equity VIP	DWS CROCI International VIP	DWS Global Small Cap VIP	DWS CROCI U.S. VIP	DWS Government Money Market VIP
Assets
Investments, at fair value	$145,173	$1,540,015	$177,938	$4,068,493	$2,835,321	$2,648,738	$7,822,136	$5,885,921
Dividends receivable	—	—	—	—	—	—	—	12,223

Total assets	145,173	1,540,015	177,938	4,068,493	2,835,321	2,648,738	7,822,136	5,898,144

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$145,173	$1,540,015	$177,938	$4,068,493	$2,835,321	$2,648,738	$7,822,136	$5,898,144

Accumulation units outstanding	4,888	66,988	6,222	112,936	328,213	92,757	191,263	557,280
Unit value of accumulation units	$29.70	$22.99	$28.60	$36.02	$8.64	$28.56	$40.90	$10.58
Shares owned in each portfolio	3,294	39,387	6,986	332,393	379,561	253,468	501,741	5,885,921
Market value per share	$44.07	$39.10	$25.47	$12.24	$7.47	$10.45	$15.59	$1.00
Cost of investments	$134,271	$1,624,569	$198,271	$3,626,534	$2,572,160	$2,638,564	$6,840,223	$5,885,921

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

Years Ended December 31, 2023

	DWS Variable Series II – Class A Shares, continued		Fidelity Variable Insurance Products (“VIP”) Funds –Service Class			Fidelity VIP Freedom Funds – Service Class 2 Shares
	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio
Assets
Investments, at fair value	$2,446,195	$268,991	$10,420,333	$12,122,358	$5,979,529	—	$214,764	$240,758
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	2,446,195	268,991	10,420,333	12,122,358	5,979,529		214,764	240,758

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$2,446,195	$268,991	$10,420,333	$12,122,358	$5,979,529		$214,764	$240,758

Accumulation units outstanding	93,385	25,096	221,782	287,552	97,179		12,309	12,585
Unit value of accumulation units	$26.19	$10.72	$46.98	$42.16	$61.53	$—	$17.45	$19.13
Shares owned in each portfolio	434,493	19,634	112,823	26,367	166,514	—	19,141	21,101
Market value per share	$5.63	$13.70	$92.36	$459.76	$35.91	$—	$11.22	$11.41
Cost of investments	$2,572,566	$286,356	$9,063,150	$6,749,817	$5,717,833		$207,286	$235,137

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

Years Ended December 31, 2023

	Fidelity VIP Freedom Funds – Service Class 2 Shares, continued				Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2020	VIP Freedom 2025	VIP Freedom 2030	VIP Freedom	VIP FundsManager	VIP FundsManager	VIP FundsManager	VIP FundsManager
	Portfolio	Portfolio	Portfolio	Income Portfolio	20% Portfolio	50% Portfolio	70% Portfolio	85% Portfolio
Assets
Investments, at fair value	$1,027,290	$1,516,745	$1,380,477	$139,741	$284,199	$1,228,083	$1,477,192	$323,353
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	1,027,290	1,516,745	1,380,477	139,741	284,199	1,228,083	1,477,192	323,353

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$1,027,290	$1,516,745	$1,380,477	$139,741	$284,199	$1,228,083	$1,477,192	$323,353

Accumulation units outstanding	51,799	70,633	60,586	9,803	20,484	63,395	64,202	12,853
Unit value of accumulation units	$19.83	$21.47	$22.79	$14.25	$13.87	$19.37	$23.01	$25.16
Shares owned in each portfolio	82,846	101,049	90,523	12,797	27,248	108,584	121,981	26,834
Market value per share	$12.40	$15.01	$15.25	$10.92	$10.43	$11.31	$12.11	$12.05
Cost of investments	$1,031,049	$1,505,606	$1,341,924	$147,994	$304,103	$1,337,219	$1,502,278	$303,243

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

Years Ended December 31, 2023

	Franklin Templeton Variable Insurance Products Trust – Class 2			Goldman Sachs Variable Insurance Trust – Institutional Class			Janus Henderson
	Developing Markets VIP Fund	Small –Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares)	VIT Enterprise Portfolio (Service Shares)
Assets
Investments, at fair value	$1,190,982	$2,463,811	$1,894,278	$3,368,926	$599,390	$5,442,112	$4,491,983	$991,507
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	1,190,982	2,463,811	1,894,278	3,368,926	599,390	5,442,112	4,491,983	991,507

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$1,190,982	$2,463,811	$1,894,278	$3,368,926	$599,390	$5,442,112	$4,491,983	$991,507

Accumulation units outstanding	54,227	69,526	54,029	59,889	14,929	126,111	124,295	19,920
Unit value of accumulation units	$21.96	$35.44	$35.06	$56.25	$40.15	$43.15	$36.14	$49.77
Shares owned in each portfolio	144,712	184,971	142,749	210,426	48,810	433,980	93,486	14,502
Market value per share	$8.23	$13.32	$13.27	$16.01	$12.28	$12.54	$48.05	$68.37
Cost of investments	$1,181,026	$2,842,546	$1,953,837	$3,323,571	$606,664	$5,008,995	$3,687,052	$930,609

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

Years Ended December 31, 2023

	Janus Henderson, continued	PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account II	Equity Income Account II	MidCap Account II	SmallCap Account II	SAM Balanced Portfolio
Assets
Investments, at fair value	$16,288,096	$1,726,992	$1,933,600	$1,019,511	$4,744,185	$3,712,856	$1,391,216	$19,452,336
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	16,288,096	1,726,992	1,933,600	1,019,511	4,744,185	3,712,856	1,391,216	19,452,336

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$16,288,096	$1,726,992	$1,933,600	$1,019,511	$4,744,185	$3,712,856	$1,391,216	$19,452,336

Accumulation units outstanding	419,481	80,072	131,545	20,836	103,527	15,215	84,552	608,737
Unit value of accumulation units	$38.83	$21.57	$14.70	$48.93	$45.83	$244.03	$16.45	$31.96
Shares owned in each portfolio	343,994	175,686	201,417	29,508	174,998	59,894	93,433	1,438,782
Market value per share	$47.35	$9.83	$9.60	$34.55	$27.11	$61.99	$14.89	$13.52
Cost of investments	$13,809,751	$1,867,915	$2,048,849	$806,603	$4,235,025	$3,358,340	$1,381,165	$20,694,840

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

Years Ended December 31, 2023

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios, continued
	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Assets
Investments, at fair value	$3,479,111	$20,426,810	$4,393,671	$15,588,460
Dividends receivable	—	—	—	—

Total assets	3,479,111	20,426,810	4,393,671	15,588,460

Liabilities	—	—	—	—

Total liabilities	—	—	—	—

Net assets	$3,479,111	$20,426,810	$4,393,671	$15,588,460

Accumulation units outstanding	135,808	538,879	201,880	368,250
Unit value of accumulation units	$25.62	$37.91	$21.76	$42.33
Shares owned in each portfolio	320,360	1,063,343	414,497	694,983
Market value per share	$10.86	$19.21	$10.60	$22.43
Cost of investments	$3,702,304	$19,224,928	$4,860,594	$13,737,892

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Years Ended December 31, 2023

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares	BNY Mellon Variable Investment Fund – Service Class Shares	Calvert Variable Series, Inc.	DWS Variable Series I – Class A Shares			DWS Variable Series II – Class A Shares
	Sustainable U.S. Equity Portfolio	Opportunistic Small Cap Portfolio	VP SRI Mid Cap Portfolio	DWS Core Equity VIP	DWS CROCI International VIP	DWS Global Small Cap VIP	DWS CROCI U.S. VIP	DWS Government Money Market VIP
Investment income
Dividend income	$843	$1,325	$325	$34,944	$109,084	$21,521	$127,057	$280,117

Total investment income	843	1,325	325	34,944	109,084	21,521	127,057	280,117

Expenses
Mortality and expense risk charges	1,369	16,596	1,916	42,347	35,194	26,138	81,245	66,283
Administration charges	286	2,991	339	7,435	6,574	4,827	14,742	12,028

Total expenses	1,655	19,587	2,255	49,782	41,768	30,965	95,987	78,311

Net investment income (loss)	(812)	(18,262)	(1,930)	(14,838)	67,316	(9,444)	31,070	201,806

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	11,710	(18,195)	(1,771)	32,560	8,150	(63,608)	(86,986)	—
Capital gain distributions	18,875	36,129	—	212,924	—	14,146	—	—

Net realized gain (loss) on investment transactions	30,585	17,934	(1,771)	245,484	8,150	(49,462)	(86,986)	—

Net unrealized appreciation (depreciation) of investments
Beginning of period	11,144	(195,469)	(40,438)	(136,441)	(184,518)	(558,849)	(379,954)	—
End of period	10,902	(84,554)	(20,333)	441,959	263,161	10,174	981,913	—

Change in net unrealized appreciation (depreciation) of investments	(242)	110,915	20,105	578,400	447,679	569,023	1,361,867	—

Net increase (decrease) in net assets from operations	$29,531	$110,587	$16,404	$809,046	$523,145	$510,117	$1,305,951	$201,806

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Years Ended December 31, 2023

	DWS Variable Series II – Class A Shares, continued		Fidelity Variable Insurance Products (“VIP”) Funds – Service Class			Fidelity VIP Freedom Funds – Service Class 2 Shares
	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio
Investment income
Dividend income	$125,045	$60	$3,512	$154,572	$29,033	$—	$7,854	$7,847

Total investment income	125,045	60	3,512	154,572	29,033	—	7,854	7,847

Expenses
Mortality and expense risk charges	25,374	2,744	103,446	122,388	61,183	—	2,449	2,249
Administration charges	4,700	480	19,049	22,207	11,457	—	419	456

Total expenses	30,074	3,224	122,495	144,595	72,640	—	2,868	2,705

Net investment income (loss)	94,971	(3,164)	(118,983)	9,977	(43,607)	—	4,986	5,142

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	(34,830)	(5,111)	392,993	571,289	44,688	—	2,135	195
Capital gain distributions	—	8,333	442,517	104,044	157,679	—	14,441	4,412

Net realized gain (loss) on investment transactions	(34,830)	3,222	835,510	675,333	202,367	—	16,576	4,607

Net unrealized appreciation (depreciation) of investments
Beginning of period	(291,114)	(58,267)	(741,918)	3,616,510	(314,560)	—	13,554	(5,179)
End of period	(126,371)	(17,365)	1,357,183	5,372,541	261,696	—	7,478	5,621

Change in net unrealized appreciation (depreciation) of investments	164,743	40,902	2,099,101	1,756,031	576,256	—	(6,076)	10,800

Net increase (decrease) in net assets from operations	$224,884	$40,960	$2,815,628	$2,441,341	$735,016	$—	$15,486	$20,549

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Years Ended December 31, 2023

	Fidelity VIP Freedom Funds – Service Class 2 Shares , continued				Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio
Investment income
Dividend income	$31,162	$37,395	$29,178	$5,381	$10,129	$28,630	$26,337	$9,271

Total investment income	31,162	37,395	29,178	5,381	10,129	28,630	26,337	9,271

Expenses
Mortality and expense risk charges	10,907	15,707	13,515	1,396	3,162	11,976	14,013	26,941
Administration charges	2,017	2,830	2,620	266	573	2,301	2,747	4,538

Total expenses	12,924	18,537	16,135	1,662	3,735	14,277	16,760	31,479

Net investment income (loss)	18,238	18,858	13,043	3,719	6,394	14,353	9,577	(22,208)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	24,480	1,934	26,660	(532)	(3,398)	(7,982)	(4,562)	119,014
Capital gain distributions	7,950	—	—	—	—	—	—	—

Net realized gain (loss) on investment transactions	32,430	1,934	26,660	(532)	(3,398)	(7,982)	(4,562)	119,014

Net unrealized appreciation (depreciation) of investments
Beginning of period	(69,474)	(128,119)	(83,676)	(13,267)	(35,408)	(227,552)	(203,990)	(54,126)
End of period	(3,759)	11,139	38,553	(8,253)	(19,904)	(109,136)	(25,086)	20,110

Change in net unrealized appreciation (depreciation) of investments	65,715	139,258	122,229	5,014	15,504	118,416	178,904	74,236

Net increase (decrease) in net assets from operations	$116,383	$160,050	$161,932	$8,201	$18,500	$124,787	$183,919	$171,042

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Years Ended December 31, 2023

	Franklin Templeton Variable Insurance Products Trust – Class 2			Goldman Sachs Variable Insurance Trust – Institutional Class			Janus Henderson
	Developing Markets VIP Fund	Small – Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares)	VIT Enterprise Portfolio (Service Shares)
Investment income
Dividend income	$24,459	$—	$15,986	$32,525	$5,659	$—	$90,039	$863

Total investment income	24,459	—	15,986	32,525	5,659	—	90,039	863

Expenses
Mortality and expense risk charges	11,861	23,975	31,079	34,554	5,716	53,230	53,979	10,193
Administration charges	2,327	4,400	6,078	6,358	1,099	9,880	10,044	1,915

Total expenses	14,188	28,375	37,157	40,912	6,815	63,110	64,023	12,108

Net investment income (loss)	10,271	(28,375)	(21,171)	(8,387)	(1,156)	(63,110)	26,016	(11,245)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	12,568	(60,654)	(246,407)	(33,434)	(15,726)	(99,577)	527,038	89,313
Capital gain distributions	887	—	173,301	80,108	—	207,208	—	71,157

Net realized gain (loss) on investment transactions	13,455	(60,654)	(73,106)	46,674	(15,726)	107,631	527,038	160,470

Net unrealized appreciation (depreciation) of investments
Beginning of period	(93,889)	(969,263)	(506,761)	(225,708)	(116,587)	(1,180,629)	705,162	63,202
End of period	9,956	(378,735)	(59,559)	45,355	(7,274)	433,117	804,931	60,898

Change in net unrealized appreciation (depreciation) of investments	103,845	590,528	447,202	271,063	109,313	1,613,746	99,769	(2,304)

Net increase (decrease) in net assets from operations	$127,571	$501,499	$352,925	$309,350	$92,431	$1,658,267	$652,823	$146,921

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Years Ended December 31, 2023

	Janus Henderson, continued	PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares –Equity Funds				Principal Variable Contracts Funds, Inc. (“PVC”) –Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account II	Equity Income Account II	MidCap Account II	SmallCap Account II	SAM Balanced Portfolio
Investment income
Dividend income	$28,133	$43,823	$69,809	$6,112	$85,855	$—	$612	$426,892

Total investment income	28,133	43,823	69,809	6,112	85,855	—	612	426,892

Expenses
Mortality and expense risk charges	160,149	18,379	21,385	10,797	48,541	35,180	13,218	216,884
Administration charges	29,245	3,375	3,865	1,834	8,906	6,814	2,595	39,928

Total expenses	189,394	21,754	25,250	12,631	57,447	41,994	15,813	256,812

Net investment income (loss)	(161,261)	22,069	44,559	(6,519)	28,408	(41,994)	(15,201)	170,080

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	294,624	(4,319)	(17,606)	27,038	245,812	32,775	(5,852)	(788,506)
Capital gain distributions	—	45,204	—	60,565	212,481	85,894	—	849,425

Net realized gain (loss) on investment transactions	294,624	40,885	(17,606)	87,603	458,293	118,669	(5,852)	60,919

Net unrealized appreciation (depreciation) of investments
Beginning of period	(2,098,408)	(202,955)	(157,360)	101,835	565,924	(316,341)	(182,991)	(3,647,622)
End of period	2,478,345	(140,923)	(115,249)	212,908	509,160	354,516	10,051	(1,242,504)

Change in net unrealized appreciation (depreciation) of investments	4,576,753	62,032	42,111	111,073	(56,764)	670,857	193,042	2,405,118

Net increase (decrease) in net assets from operations	$4,710,116	$124,986	$69,064	$192,157	$429,937	$747,532	$171,989	$2,636,117

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Years Ended December 31, 2023

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios , continued
	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income
Dividend income	$89,863	$304,309	$136,046	$177,720

Total investment income	89,863	304,309	136,046	177,720

Expenses
Mortality and expense risk charges	36,337	207,037	47,418	158,490
Administration charges	6,827	38,155	8,823	29,090

Total expenses	43,164	245,192	56,241	187,580

Net investment income (loss)	46,699	59,117	79,805	(9,860)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	(49,851)	265,230	(96,742)	175,372
Capital gain distributions	24,257	1,026,240	—	550,205

Net realized gain (loss) on investment transactions	(25,594)	1,291,470	(96,742)	725,577

Net unrealized appreciation (depreciation) of investments
Beginning of period	(542,742)	(581,913)	(807,123)	(101,815)
End of period	(223,193)	1,201,882	(466,923)	1,850,568

Change in net unrealized appreciation (depreciation) of investments	319,549	1,783,795	340,200	1,952,383

Net increase (decrease) in net assets from operations	$340,654	$3,134,382	$323,263	$2,668,100

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares		BNY Mellon Variable Investment Fund – Service Class Shares		Calvert Variable Series, Inc.		DWS Variable Series I – Class A Shares
	Sustainable U.S. Equity Portfolio		Opportunistic Small Cap Portfolio		VP SRI Mid Cap Portfolio		DWS Core Equity VIP
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$(812)	$(2,250)	$(18,262)	$(22,437)	$(1,930)	$(2,502)	$(14,838)	$(19,665)
Net realized gain (loss) from investment transactions	30,585	43,622	17,934	433,231	(1,771)	37,149	245,484	638,710
Change in net unrealized appreciation (depreciation) of investments	(242)	(123,208)	110,915	(773,976)	20,105	(84,082)	578,400	(1,333,694)

Net increase (decrease) in net assets from operations	29,531	(81,836)	110,587	(363,182)	16,404	(49,435)	809,046	(714,649)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	2,533	1,887	5,181	6,766	600	600	7,795	7,693
Transfers for contract benefits and terminations	(46,003)	(140,694)	(94,222)	(369,642)	(2,188)	(23,434)	(168,296)	(160,574)
Contract maintenance charges	(48)	(48)	(442)	(483)	(37)	(32)	(1,021)	(1,027)
Transfers between subaccounts (including fixed account), net	2,263	5,104	6,077	(28,307)	1	695	(23,645)	(76,095)

Net increase (decrease) in net assets from contract transactions	(41,255)	(133,751)	(83,406)	(391,666)	(1,624)	(22,171)	(185,167)	(230,003)

Total increase (decrease) in net assets	(11,724)	(215,587)	27,181	(754,848)	14,780	(71,606)	623,879	(944,652)
Net assets
Beginning of period	156,897	372,484	1,512,834	2,267,682	163,158	234,764	3,444,614	4,389,266

End of period	$145,173	$156,897	$1,540,015	$1,512,834	$177,938	$163,158	$4,068,493	$3,444,614

Analysis of increase (decrease) in units outstanding
Units issued	747	396	3,262	7,629	21	604	2,323	246
Units redeemed	(2,329)	(5,569)	(7,077)	(23,530)	(86)	(1,479)	(7,849)	(7,524)

Increase (decrease) in units outstanding	(1,582)	(5,173)	(3,815)	(15,901)	(65)	(875)	(5,526)	(7,278)
Beginning units	6,470	11,643	70,803	86,704	6,287	7,162	118,462	125,740

Ending units	4,888	6,470	66,988	70,803	6,222	6,287	112,936	118,462

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	DWS Variable Series I – Class A Shares				DWS Variable Series II – Class A Shares
	DWS CROCI International VIP		DWS Global Small Cap VIP		DWS CROCI U.S. VIP		DWS Government Money Market VIP
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$67,316	$65,605	$(9,444)	$(19,309)	$31,070	$41,894	$201,806	$434
Net realized gain (loss) from investment transactions	8,150	(17,920)	(49,462)	320,743	(86,986)	212,936	—	—
Change in net unrealized appreciation (depreciation) of investments	447,679	(602,756)	569,023	(1,165,253)	1,361,867	(1,769,025)	—	—

Net increase (decrease) in net assets from operations	523,145	(555,071)	510,117	(863,819)	1,305,951	(1,514,195)	201,806	434

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	17,369	20,326	39,791	15,917	45,459	50,759	33,569	32,001
Transfers for contract benefits and terminations	(833,807)	(186,582)	(193,684)	(423,904)	(657,084)	(629,325)	(682,778)	(700,053)
Contract maintenance charges	(1,149)	(1,181)	(927)	(968)	(2,796)	(2,939)	(2,126)	(2,187)
Transfers between subaccounts (including fixed account), net	(83,220)	(61,497)	1,746	52,261	43,878	(357,250)	205,461	384,577

Net increase (decrease) in net assets from contract transactions	(900,807)	(228,934)	(153,074)	(356,694)	(570,543)	(938,755)	(445,874)	(285,662)

Total increase (decrease) in net assets	(377,662)	(784,005)	357,043	(1,220,513)	735,408	(2,452,950)	(244,068)	(285,228)
Net assets
Beginning of period	3,212,983	3,996,988	2,291,695	3,512,208	7,086,728	9,539,678	6,142,212	6,427,440

End of period	$2,835,321	$3,212,983	$2,648,738	$2,291,695	$7,822,136	$7,086,728	$5,898,144	$6,142,212

Analysis of increase (decrease) in units outstanding
Units issued	11,650	17,904	3,181	3,799	4,899	3,483	38,504	95,881
Units redeemed	(117,544)	(46,692)	(9,144)	(18,298)	(20,156)	(28,950)	(80,518)	(124,065)

Increase (decrease) in units outstanding	(105,894)	(28,788)	(5,963)	(14,499)	(15,257)	(25,467)	(42,014)	(28,184)
Beginning units	434,107	462,895	98,720	113,219	206,520	231,987	599,294	627,478

Ending units	328,213	434,107	92,757	98,720	191,263	206,520	557,280	599,294

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	DWS Variable Series II – Class A Shares , continued				Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
	DWS High Income VIP		DWS Small Mid Cap Growth VIP		VIP Growth Portfolio		VIP Index 500 Portfolio
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$94,971	$103,705	$(3,164)	$(3,735)	$(118,983)	$(78,571)	$9,977	$6,750
Net realized gain (loss) from investment transactions	(34,830)	(60,954)	3,222	22,823	835,510	1,233,440	675,333	733,777
Change in net unrealized appreciation (depreciation) of investments	164,743	(326,875)	40,902	(126,458)	2,099,101	(4,407,814)	1,756,031	(3,300,923)

Net increase (decrease) in net assets from operations	224,884	(284,124)	40,960	(107,370)	2,815,628	(3,252,945)	2,441,341	(2,560,396)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	36,220	11,013	809	771	32,524	87,749	34,953	83,652
Transfers for contract benefits and terminations	(168,614)	(223,053)	(20,165)	(35,932)	(1,008,858)	(720,365)	(688,892)	(472,235)
Contract maintenance charges	(718)	(793)	(98)	(111)	(2,610)	(2,692)	(2,593)	(2,591)
Transfers between subaccounts (including fixed account), net	39,114	(56,794)	5,172	4,671	(171,528)	(468,649)	(21,787)	(13,204)

Net increase (decrease) in net assets from contract transactions	(93,998)	(269,627)	(14,282)	(30,601)	(1,150,472)	(1,103,957)	(678,319)	(404,378)

Total increase (decrease) in net assets	130,886	(553,751)	26,678	(137,971)	1,665,156	(4,356,902)	1,763,022	(2,964,774)
Net assets
Beginning of period	2,315,309	2,869,060	242,313	380,284	8,755,177	13,112,079	10,359,336	13,324,110

End of period	$2,446,195	$2,315,309	$268,991	$242,313	$10,420,333	$8,755,177	$12,122,358	$10,359,336

Analysis of increase (decrease) in units outstanding
Units issued	3,727	3,409	790	576	2,518	5,203	3,981	13,433
Units redeemed	(7,574)	(14,573)	(2,122)	(3,518)	(30,872)	(34,319)	(22,259)	(24,877)

Increase (decrease) in units outstanding	(3,847)	(11,164)	(1,332)	(2,942)	(28,354)	(29,116)	(18,278)	(11,444)
Beginning units	97,232	108,396	26,428	29,370	250,136	279,252	305,830	317,274

Ending units	93,385	97,232	25,096	26,428	221,782	250,136	287,552	305,830

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class , continued		Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Mid Cap Portfolio		VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$(43,607)	$(54,617)	$—	$—	$4,986	$1,265	$5,142	$1,666
Net realized gain (loss) from investment transactions	202,367	541,066	—	—	16,576	16,794	4,607	23,156
Change in net unrealized appreciation (depreciation) of investments	576,256	(1,668,667)	—	—	(6,076)	(55,571)	10,800	(65,900)

Net increase (decrease) in net assets from operations	735,016	(1,182,218)	—	—	15,486	(37,512)	20,549	(41,078)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	59,168	132,035	—	—	—	—	—	—
Transfers for contract benefits and terminations	(496,359)	(492,544)	—	—	(9,391)	(9,678)	(347)	(599)
Contract maintenance charges	(1,600)	(1,806)	—	—	(30)	(30)	(25)	(25)
Transfers between subaccounts (including fixed account), net	10,498	(191,999)	—	—	(6)	—	1,207	1,200

Net increase (decrease) in net assets from contract transactions	(428,293)	(554,314)	—	—	(9,427)	(9,708)	835	576

Total increase (decrease) in net assets	306,723	(1,736,532)	—	—	6,059	(47,220)	21,384	(40,502)
Net assets
Beginning of period	5,672,806	7,409,338	—	—	208,705	255,925	219,374	259,876

End of period	$5,979,529	$5,672,806	$—	$—	$214,764	$208,705	$240,758	$219,374

Analysis of increase (decrease) in units outstanding
Units issued	2,192	3,166	—	—	—	—	67	67
Units redeemed	(9,719)	(13,643)	—	—	(566)	(573)	(20)	(36)

Increase (decrease) in units outstanding	(7,527)	(10,477)	—	—	(566)	(573)	47	31
Beginning units	104,706	115,183	—	—	12,875	13,448	12,538	12,507

Ending units	97,179	104,706	—	—	12,309	12,875	12,585	12,538

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Fidelity VIP Freedom Funds – Service Class 2 Shares, continued
	VIP Freedom 2020 Portfolio		VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$18,238	$8,432	$18,858	$7,261	$13,043	$6,622	$3,719	$1,484
Net realized gain (loss) from investment transactions	32,430	171,534	1,934	93,876	26,660	201,578	(532)	18,278
Change in net unrealized appreciation (depreciation) of investments	65,715	(454,905)	139,258	(388,740)	122,229	(505,350)	5,014	(56,788)

Net increase (decrease) in net assets from operations	116,383	(274,939)	160,050	(287,603)	161,932	(297,150)	8,201	(37,026)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	5,400	4,000	6,372	6,572	72,966	46,196	6,800	1,200
Transfers for contract benefits and terminations	(393,809)	(67,892)	1	(1)	(89,059)	(226,220)	(1,822)	(173,651)
Contract maintenance charges	(163)	(163)	(142)	(139)	(412)	(397)	(78)	(78)
Transfers between subaccounts (including fixed account), net	7,529	(40,124)	7,872	3,794	15,183	(12,084)	1,177	17,785

Net increase (decrease) in net assets from contract transactions	(381,043)	(104,179)	14,103	10,226	(1,322)	(192,505)	6,077	(154,744)

Total increase (decrease) in net assets	(264,660)	(379,118)	174,153	(277,377)	160,610	(489,655)	14,278	(191,770)
Net assets
Beginning of period	1,291,950	1,671,068	1,342,592	1,619,969	1,219,867	1,709,522	125,463	317,233

End of period	$1,027,290	$1,291,950	$1,516,745	$1,342,592	$1,380,477	$1,219,867	$139,741	$125,463

Analysis of increase (decrease) in units outstanding
Units issued	281	201	704	727	4,248	7,760	858	1,702
Units redeemed	(20,249)	(5,403)	(16)	(234)	(4,215)	(16,798)	(423)	(12,841)

Increase (decrease) in units outstanding	(19,968)	(5,202)	688	493	33	(9,038)	435	(11,139)
Beginning units	71,767	76,969	69,945	69,452	60,553	69,591	9,368	20,507

Ending units	51,799	71,767	70,633	69,945	60,586	60,553	9,803	9,368

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Fidelity VIP Funds Manager Portfolios – Service Class 2 Shares , continued
	VIP FundsManager 20% Portfolio		VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio		VIP FundsManager 85% Portfolio
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$6,394	$2,340	$14,353	$7,315	$9,577	$3,323	$(22,208)	$(11,916)
Net realized gain (loss) from investment transactions	(3,398)	14,218	(7,982)	210,429	(4,562)	226,894	119,014	599,403
Change in net unrealized appreciation (depreciation) of investments	15,504	(59,027)	118,416	(427,494)	178,904	(493,379)	74,236	(1,202,371)

Net increase (decrease) in net assets from operations	18,500	(42,469)	124,787	(209,750)	183,919	(263,162)	171,042	(614,884)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	—	—	13,628	2,190	15,984	16,209	—	—
Transfers for contract benefits and terminations	(23,283)	(86,293)	(38,763)	(75,056)	(23,660)	(56,257)	(2,560,153)	(25,746)
Contract maintenance charges	(32)	(23)	(170)	(199)	(402)	(407)	(145)	(191)
Transfers between subaccounts (including fixed account), net	884	16,969	18,048	(68,459)	1,160	85,107	2,695	3,660

Net increase (decrease) in net assets from contract transactions	(22,431)	(69,347)	(7,257)	(141,524)	(6,918)	44,652	(2,557,603)	(22,277)

Total increase (decrease) in net assets	(3,931)	(111,816)	117,530	(351,274)	177,001	(218,510)	(2,386,561)	(637,161)
Net assets
Beginning of period	288,130	399,946	1,110,553	1,461,827	1,300,191	1,518,701	2,709,914	3,347,075

End of period	$284,199	$288,130	$1,228,083	$1,110,553	$1,477,192	$1,300,191	$323,353	$2,709,914

Analysis of increase (decrease) in units outstanding
Units issued	77	3,405	1,577	8,110	1,031	6,923	110,999	158
Units redeemed	(1,763)	(8,609)	(2,011)	(15,551)	(1,366)	(5,136)	(223,665)	(1,221)

Increase (decrease) in units outstanding	(1,686)	(5,204)	(434)	(7,441)	(335)	1,787	(112,666)	(1,063)
Beginning units	22,170	27,374	63,829	71,270	64,537	62,750	125,519	126,582

Ending units	20,484	22,170	63,395	63,829	64,202	64,537	12,853	125,519

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Franklin Templeton Variable Insurance Products Trust – Class 2 , continued						Goldman Sachs Variable Insurance Trust – Institutional Class
	Developing Markets VIP Fund		Small –Mid Cap Growth VIP Fund		Small Cap Value VIP Fund		Mid Cap Value Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$10,271	$17,168	$(28,375)	$(30,192)	$(21,171)	$(8,417)	$(8,387)	$(20,859)
Net realized gain (loss) from investment transactions	13,455	97,177	(60,654)	560,566	(73,106)	476,110	46,674	554,734
Change in net unrealized appreciation (depreciation) of investments	103,845	(458,389)	590,528	(1,692,777)	447,202	(910,877)	271,063	(976,847)

Net increase (decrease) in net assets from operations	127,571	(344,044)	501,499	(1,162,403)	352,925	(443,184)	309,350	(442,972)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	4,064	5,240	49,640	15,031	3,110	3,847	10,536	66,580
Transfers for contract benefits and terminations	(85,011)	(50,298)	(105,226)	(328,473)	(1,386,326)	(472,836)	(251,632)	(222,910)
Contract maintenance charges	(580)	(610)	(590)	(621)	(461)	(506)	(1,205)	(1,325)
Transfers between subaccounts (including fixed account), net	4,385	21,694	(10,302)	111,489	(148,624)	(124,170)	58,890	(176,587)

Net increase (decrease) in net assets from contract transactions	(77,142)	(23,974)	(66,478)	(202,574)	(1,532,301)	(593,665)	(183,411)	(334,242)

Total increase (decrease) in net assets	50,429	(368,018)	435,021	(1,364,977)	(1,179,376)	(1,036,849)	125,939	(777,214)
Net assets
Beginning of period	1,140,553	1,508,571	2,028,790	3,393,767	3,073,654	4,110,503	3,242,987	4,020,201

End of period	$1,190,982	$1,140,553	$2,463,811	$2,028,790	$1,894,278	$3,073,654	$3,368,926	$3,242,987

Analysis of increase (decrease) in units outstanding
Units issued	1,173	2,507	2,312	4,894	1,670	4,756	1,885	1,729
Units redeemed	(4,688)	(3,636)	(4,458)	(11,471)	(44,342)	(22,888)	(5,397)	(8,135)

Increase (decrease) in units outstanding	(3,515)	(1,129)	(2,146)	(6,577)	(42,672)	(18,132)	(3,512)	(6,406)
Beginning units	57,742	58,871	71,672	78,249	96,701	114,833	63,401	69,807

Ending units	54,227	57,742	69,526	71,672	54,029	96,701	59,889	63,401

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Goldman Sachs Variable Insurance Trust – Institutional Class , continued				Janus Henderson
	Small Cap Equity Insights Fund		Strategic Growth Fund		VIT Balanced Portfolio (Service Shares)		VIT Enterprise Portfolio (Service Shares)
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$(1,156)	$(5,680)	$(63,110)	$(64,694)	$26,016	$(8,910)	$(11,245)	$(10,550)
Net realized gain (loss) from investment transactions	(15,726)	(4,246)	107,631	726,751	527,038	368,687	160,470	265,552
Change in net unrealized appreciation (depreciation) of investments	109,313	(139,312)	1,613,746	(2,908,142)	99,769	(1,520,128)	(2,304)	(478,312)

Net increase (decrease) in net assets from operations	92,431	(149,238)	1,658,267	(2,246,085)	652,823	(1,160,351)	146,921	(223,310)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	15,182	2,578	17,239	22,278	33,514	10,363	1,836	4,220
Transfers for contract benefits and terminations	(44,943)	(63,145)	(372,386)	(413,941)	(1,255,460)	(234,170)	(77,727)	(106,582)
Contract maintenance charges	(262)	(278)	(1,884)	(1,920)	(646)	(709)	(335)	(346)
Transfers between subaccounts (including fixed account), net	3,963	(19,914)	(187,471)	117,396	(32,746)	(241,293)	(46,054)	(3,253)

Net increase (decrease) in net assets from contract transactions	(26,060)	(80,759)	(544,502)	(276,187)	(1,255,338)	(465,809)	(122,280)	(105,961)

Total increase (decrease) in net assets	66,371	(229,997)	1,113,765	(2,522,272)	(602,515)	(1,626,160)	24,641	(329,271)
Net assets
Beginning of period	533,019	763,016	4,328,347	6,850,619	5,094,498	6,720,658	966,866	1,296,137

End of period	$599,390	$533,019	$5,442,112	$4,328,347	$4,491,983	$5,094,498	$991,507	$966,866

Analysis of increase (decrease) in units outstanding
Units issued	738	588	1,112	6,595	14,697	3,324	258	194
Units redeemed	(1,455)	(2,737)	(15,607)	(14,188)	(49,491)	(16,987)	(2,948)	(2,634)

Increase (decrease) in units outstanding	(717)	(2,149)	(14,495)	(7,593)	(34,794)	(13,663)	(2,690)	(2,440)
Beginning units	15,646	17,795	140,606	148,199	159,089	172,752	22,610	25,050

Ending units	14,929	15,646	126,111	140,606	124,295	159,089	19,920	22,610

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Janus Henderson , continued		PIMCO Variable Insurance Trust – Administrative Class Shares				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	VIT Forty Portfolio (Institutional Shares)		VIT International Bond Portfolio (U.S. Dollar-Hedged)		VIT Low Duration Portfolio		Capital Appreciation Account II
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$(161,261)	$(166,675)	$22,069	$3,640	$44,559	$7,333	$(6,519)	$(6,904)
Net realized gain (loss) from investment transactions	294,624	2,693,782	40,885	3,343	(17,606)	(10,721)	87,603	120,152
Change in net unrealized appreciation (depreciation) of investments	4,576,753	(9,586,968)	62,032	(234,984)	42,111	(153,540)	111,073	(304,546)

Net increase (decrease) in net assets from operations	4,710,116	(7,059,861)	124,986	(228,001)	69,064	(156,928)	192,157	(191,298)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	45,848	47,745	9,016	10,212	9,906	10,961	2,328	2,328
Transfers for contract benefits and terminations	(1,077,220)	(1,501,013)	(141,884)	(148,150)	(170,933)	(134,462)	(67,133)	(2,856)
Contract maintenance charges	(4,140)	(4,283)	(579)	(664)	(758)	(813)	(242)	(238)
Transfers between subaccounts (including fixed account), net	(301,785)	371,234	51,322	(37,867)	73,835	(107,493)	2,922	4,682

Net increase (decrease) in net assets from contract transactions	(1,337,297)	(1,086,317)	(82,125)	(176,469)	(87,950)	(231,807)	(62,125)	3,916

Total increase (decrease) in net assets	3,372,819	(8,146,178)	42,861	(404,470)	(18,886)	(388,735)	130,032	(187,382)
Net assets
Beginning of period	12,915,277	21,061,455	1,684,131	2,088,601	1,952,486	2,341,221	889,479	1,076,861

End of period	$16,288,096	$12,915,277	$1,726,992	$1,684,131	$1,933,600	$1,952,486	$1,019,511	$889,479

Analysis of increase (decrease) in units outstanding
Units issued	5,474	26,501	3,017	1,614	8,129	2,274	208	244
Units redeemed	(45,546)	(57,630)	(6,952)	(9,975)	(14,079)	(18,231)	(1,758)	(143)

Increase (decrease) in units outstanding	(40,072)	(31,129)	(3,935)	(8,361)	(5,950)	(15,957)	(1,550)	101
Beginning units	459,553	490,682	84,007	92,368	137,495	153,452	22,386	22,285

Ending units	419,481	459,553	80,072	84,007	131,545	137,495	20,836	22,386

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued						Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Equity Income Account II		MidCap Account II		SmallCap Account II		SAM Balanced Portfolio
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$28,408	$22,657	$(41,994)	$(45,562)	$(15,201)	$(16,435)	$170,080	$202,966
Net realized gain (loss) from investment transactions	458,293	853,654	118,669	427,980	(5,852)	238,826	60,919	3,124,731
Change in net unrealized appreciation (depreciation) of investments	(56,764)	(1,568,822)	670,857	(1,531,865)	193,042	(577,484)	2,405,118	(8,089,578)

Net increase (decrease) in net assets from operations	429,937	(692,511)	747,532	(1,149,447)	171,989	(355,093)	2,636,117	(4,761,881)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	17,634	158,080	8,601	7,458	3,899	4,775	75,731	127,635
Transfers for contract benefits and terminations	(130,041)	(346,687)	(288,509)	(374,720)	(37,509)	(39,688)	(2,814,798)	(1,470,203)
Contract maintenance charges	(1,230)	(1,204)	(1,030)	(1,082)	(228)	(307)	(4,885)	(5,320)
Transfers between subaccounts (including fixed account), net	(561,515)	(103,894)	(22,194)	(67,997)	15,233	4,760	(1,887,188)	(394,442)

Net increase (decrease) in net assets from contract transactions	(675,152)	(293,705)	(303,132)	(436,341)	(18,605)	(30,460)	(4,631,140)	(1,742,330)

Total increase (decrease) in net assets	(245,215)	(986,216)	444,400	(1,585,788)	153,384	(385,553)	(1,995,023)	(6,504,211)
Net assets
Beginning of period	4,989,400	5,975,616	3,268,456	4,854,244	1,237,832	1,623,385	21,447,359	27,951,570

End of period	$4,744,185	$4,989,400	$3,712,856	$3,268,456	$1,391,216	$1,237,832	$19,452,336	$21,447,359

Analysis of increase (decrease) in units outstanding
Units issued	968	4,842	123	657	1,687	1,749	12,828	6,371
Units redeemed	(16,958)	(11,312)	(1,566)	(2,752)	(2,896)	(3,909)	(170,643)	(65,347)

Increase (decrease) in units outstanding	(15,990)	(6,470)	(1,443)	(2,095)	(1,209)	(2,160)	(157,815)	(58,976)
Beginning units	119,517	125,987	16,658	18,753	85,761	87,921	766,552	825,528

Ending units	103,527	119,517	15,215	16,658	84,552	85,761	608,737	766,552

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios , continued
	SAM Conservative Balanced Portfolio		SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	2023	2022	2023	2022	2023	2022	2023	2022
Increase (decrease) in net assets from operations
Net investment income (loss)	$46,699	$36,512	$59,117	$104,394	$79,805	$64,083	$(9,860)	$95,241
Net realized gain (loss) from investment transactions	(25,594)	344,758	1,291,470	2,588,636	(96,742)	283,976	725,577	1,704,928
Change in net unrealized appreciation (depreciation) of investments	319,549	(1,089,168)	1,783,795	(7,227,476)	340,200	(1,060,945)	1,952,383	(5,272,907)

Net increase (decrease) in net assets from operations	340,654	(707,898)	3,134,382	(4,534,446)	323,263	(712,886)	2,668,100	(3,472,738)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	5,470	11,908	55,565	68,496	27,200	100,175	157,648	143,311
Transfers for contract benefits and terminations	(328,158)	(264,541)	(1,491,643)	(1,683,446)	(500,736)	(413,200)	(1,261,350)	(396,967)
Contract maintenance charges	(671)	(786)	(6,009)	(6,562)	(623)	(632)	(6,082)	(6,229)
Transfers between subaccounts (including fixed account), net	(53,982)	(108,442)	1,182,252	(403,014)	578,448	(24,399)	281,641	63,748

Net increase (decrease) in net assets from contract transactions	(377,341)	(361,861)	(259,835)	(2,024,526)	104,289	(338,056)	(828,143)	(196,137)

Total increase (decrease) in net assets	(36,687)	(1,069,759)	2,874,547	(6,558,972)	427,552	(1,050,942)	1,839,957	(3,668,875)
Net assets
Beginning of period	3,515,798	4,585,557	17,552,263	24,111,235	3,966,119	5,017,061	13,748,503	17,417,378

End of period	$3,479,111	$3,515,798	$20,426,810	$17,552,263	$4,393,671	$3,966,119	$15,588,460	$13,748,503

Analysis of increase (decrease) in units outstanding
Units issued	928	616	36,406	2,394	29,783	5,427	12,009	5,741
Units redeemed	(16,399)	(15,439)	(42,925)	(64,438)	(23,590)	(21,350)	(33,932)	(10,889)

Increase (decrease) in units outstanding	(15,471)	(14,823)	(6,519)	(62,044)	6,193	(15,923)	(21,923)	(5,148)
Beginning units	151,279	166,102	545,398	607,442	195,687	211,610	390,173	395,321

Ending units	135,808	151,279	538,879	545,398	201,880	195,687	368,250	390,173

The accompanying notes are an integral part of these financial statements.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

1. The Company

The Farmers Annuity Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to the variable annuity contract, are obligations of the Company.

The Account is a funding vehicle for individual variable annuity contracts, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these contracts are invested, at the direction of the contract holders, in the subaccounts that comprise the Account. The Account is currently comprised of forty-four subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The risk of unfavorable investment performance is borne by the policyholder. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Annuity portfolio includes:

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares (1)

Sustainable U.S. Equity Portfolio

BNY Mellon Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Calvert Variable Series, Inc.

VP SRI Mid Cap Portfolio

DWS Variable Series I – Class A Shares (2)

DWS Core Equity VIP

DWS CROCI International VIP

DWS Global Small Cap VIP

DWS Variable Series II – Class A Shares

DWS CROCI U.S. VIP

DWS Government Money Market VIP

DWS High Income VIP

DWS Small Mid Cap Growth VIP

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

1. The Company, continued

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

Developing Markets VIP Fund

Small – Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class

Mid Cap Value Fund

Small Cap Equity Insights Fund

Strategic Growth Fund

Janus Henderson

VIT Balanced Portfolio (Service Shares)

VIT Enterprise Portfolio (Service Shares)

VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT International Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account II

Equity Income Account II

MidCap Account II

SmallCap Account II

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

1. The Company, continued

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

The Company owns the assets in the Account, and is obligated to pay all benefits under the contracts the Company issues. The Company provides insurance and administrative services to the contract holders for a fee. The Company also maintains a fixed account (“Fixed Account”), to which contract holders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

The remainder of this page is intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”). The Account is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The significant accounting policies adopted by the Company are as follows:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value (“NAV”) per share of the respective portfolios at December 31, 2023. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Funds less mortality and expense risk charges for the subaccounts. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this contract in the event of changes in tax law. A change may be made in future years for any federal income taxes that would be attributable to the contracts.

Dividends

Dividend income received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Capital Gain Distributions

Capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

2. Significant Accounting Policies

Fair Value Measurements

The Company determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosure , which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own judgements about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

The remainder of this page is intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

3. Expenses, Contract Maintenance Charges and Related Party Transactions

Expenses

Mortality and Expense Risk Charge

The Company assumes mortality and expense risk related to the operations of the Account and deducts charges daily. The mortality and expense risk charge covers certain insurance benefits available under the contracts and certain expenses the Company expects to incur. It also covers the risk that charges will not be sufficient to cover costs associated with the contracts and to provide contractual benefits. The charge is assessed daily and is equal, on an annual basis, to 0.95% of the average daily net assets in the subaccounts.

Guaranteed Minimum Death Benefit

The contract holder has the option at issue of electing the guaranteed minimum death benefit rider which provides an enhanced death benefit in the event of the death of the last surviving annuitant before the annuity start date. The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the subaccounts.

Guaranteed Retirement Income Benefit

A certain number of in-force contracts have a guaranteed retirement income benefit rider which guarantees a minimum lifetime fixed income benefit in certain specified circumstances. The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the subaccounts. As of June 18, 2003, the Account ceased offering the guaranteed retirement income benefit rider. For contract holders who elected the guaranteed retirement income benefit rider before June 18, 2003, the guaranteed retirement income benefit rider remains in force and the company’s obligations and duties under this rider will not change.

Administration Charge

The Company will deduct a daily asset-based administration charge, at an annual rate of 0.20%, from each subaccount to help reimburse for administrative charges.

Contract Maintenance Charges

Surrender Charge

The Company may deduct a surrender charge if, during the pay-in period, the contract holder fully surrenders the contract or withdraws a portion of its cash value. A surrender charge of up to 7% of amounts withdrawn may be deducted, if applicable.

Premium Taxes

Various states and other governmental entities charge a premium tax on contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. The Company is responsible for paying these taxes. If applicable, the Company will deduct the cost of such taxes from the contract value either from premium payments as the Company receives them, from contract value upon surrender or partial withdrawal, on the annuity start date, or upon payment of a death benefit.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

3. Expenses, Contract Maintenance Charges and Related Party Transactions

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the contract holders, which currently range up to 2%.

Related Party Transactions

Farmers Financial Solutions, LLC (“FFS”), a wholly-owned subsidiary of Farmers Exchanges, is the principal underwriter and distributor for the separate account. FFS may receive compensation from some of the portfolios’ service providers for administrative and other services performed relating to Variable Account operations.

The remainder of this page is intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

4. Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2023 consist of the following:

	Purchases	Sales
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio	$39,527	$62,718
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$98,972	$164,510
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio	$908	$4,462
DWS Variable Series I – Class A Shares
DWS Core Equity VIP	$316,968	$304,049
DWS CROCI International VIP	187,221	1,020,712
DWS Global Small Cap VIP	106,761	255,133
DWS Variable Series II – Class A Shares
DWS CROCI U.S. VIP	$277,058	$816,531
DWS Government Money Market VIP	655,375	900,014
DWS High Income VIP	205,662	204,689
DWS Small Mid Cap Growth VIP	15,161	24,273
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
VIP Growth Portfolio	$532,936	$1,359,875
VIP Index 500 Portfolio	400,907	965,205
VIP Mid Cap Portfolio	290,134	604,355
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$—	$—
VIP Freedom 2010 Portfolio	22,294	12,294
VIP Freedom 2015 Portfolio	13,384	2,994
VIP Freedom 2020 Portfolio	43,958	398,813
VIP Freedom 2025 Portfolio	49,164	16,203
VIP Freedom 2030 Portfolio	118,027	106,307
VIP Freedom Income Portfolio	17,271	7,476
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$11,153	$27,190
VIP FundsManager 50% Portfolio	54,989	47,893
VIP FundsManager 70% Portfolio	45,451	42,793
VIP FundsManager 85% Portfolio	2,541,249	5,121,060
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund	$45,136	$111,119
Small – Mid Cap Growth VIP Fund	65,529	160,382
Small Cap Value VIP Fund	234,550	1,614,720
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund	$191,366	$303,056
Small Cap Equity Insights Fund	30,709	57,925
Strategic Growth Fund	238,499	638,903

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

4. Purchases and Sales of Investments

	Purchases	Sales
Janus Henderson
VIT Balanced Portfolio (Service Shares)	$589,774	$1,819,096
VIT Enterprise Portfolio (Service Shares)	81,887	144,255
VIT Forty Portfolio (Institutional Shares)	205,024	1,703,582
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)	$142,389	$157,159
VIT Low Duration Portfolio	175,595	218,987
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account II	$74,484	$82,563
Equity Income Account II	331,018	765,281
MidCap Account II	104,688	363,921
SmallCap Account II	20,787	54,592
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$1,590,455	$5,202,090
SAM Conservative Balanced Portfolio	129,118	435,504
SAM Conservative Growth Portfolio	2,534,203	1,708,680
SAM Flexible Income Portfolio	731,703	547,609
SAM Strategic Growth Portfolio	1,128,585	1,416,382

	$14,690,028	$29,975,355

The remainder of this page is intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2023	5,662	737	(1,796)	4,604	$29.81
	2022	10,891	340	(5,569)	5,662	24.41
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2023	28,367	1,134	(2,623)	26,878	$23.87
	2022	42,079	6,797	(20,509)	28,367	22.15
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2023	1,533	21	(1)	1,553	29.82
	2022	2,255	602	(1,324)	1,533	27.01
DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2023	—	—	—	—	$—
	2022	—	—	—	—	—
DWS Core Equity VIP	2023	52,465	1,548	(4,405)	49,608	37.75
	2022	56,761	60	(4,356)	52,465	30.41
DWS CROCI International VIP	2023	246,848	4,765	(94,078)	157,535	8.96
	2022	262,819	8,947	(24,918)	246,848	7.62
DWS Global Small Cap VIP	2023	48,155	1,944	(4,549)	45,550	29.46
	2022	58,996	1,813	(12,654)	48,155	23.93
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2023	96,519	2,247	(10,362)	88,405	$42.47
	2022	111,340	2,104	(16,925)	96,519	35.58
DWS Government Money Market VIP	2023	282,060	25,835	(53,930)	253,965	10.99
	2022	268,909	49,858	(36,707)	282,060	10.62
DWS High Income VIP	2023	48,031	2,343	(3,234)	47,140	27.03
	2022	53,567	1,071	(6,607)	48,031	24.56
DWS Small Mid Cap Growth VIP	2023	10,728	92	(1,779)	9,041	11.24
	2022	13,099	69	(2,439)	10,728	9.57
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2023	119,522	1,795	(19,279)	102,038	$48.53
	2022	134,271	2,066	(16,816)	119,522	36.07
VIP Index 500 Portfolio	2023	118,012	3,313	(10,729)	110,597	43.69
	2022	125,987	2,584	(10,559)	118,012	35.05
VIP Mid Cap Portfolio	2023	55,456	1,270	(5,048)	51,678	63.27
	2022	59,688	694	(4,927)	55,456	55.64

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2023	—	—	—	—	$15.94
	2022	—	—	—	—	14.97
VIP Freedom 2010 Portfolio	2023	1,307	—	(0)	1,306	18.05
	2022	1,307	—	(0)	1,307	16.73
VIP Freedom 2015 Portfolio	2023	10,439	—	(1)	10,439	19.25
	2022	10,440	—	(1)	10,439	17.60
VIP Freedom 2020 Portfolio	2023	41,857	281	(20,246)	21,891	20.27
	2022	47,056	201	(5,400)	41,857	18.27
VIP Freedom 2025 Portfolio	2023	23,030	483	(16)	23,497	22.02
	2022	22,545	494	(9)	23,030	19.65
VIP Freedom 2030 Portfolio	2023	38,469	3,708	(3,064)	39,112	23.09
	2022	41,446	6,426	(9,403)	38,469	20.40
VIP Freedom Income Portfolio	2023	5,231	858	(288)	5,801	14.48
	2022	11,969	1,702	(8,440)	5,231	13.60
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2023	7,726	77	(9)	7,794	$14.20
	2022	10,687	1,680	(4,642)	7,726	13.30
VIP FundsManager 50% Portfolio	2023	39,001	1,055	(647)	39,409	19.65
	2022	45,613	5,461	(12,073)	39,001	17.64
VIP FundsManager 70% Portfolio	2023	44,703	1,031	(762)	44,972	23.27
	2022	42,240	4,624	(2,161)	44,703	20.36
VIP FundsManager 85% Portfolio	2023	4,435	4	(2,079)	2,360	25.95
	2022	5,604	51	(1,219)	4,435	22.34
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2023	40,621	764	(3,884)	37,501	$22.37
	2022	41,335	1,139	(1,852)	40,621	20.09
Small – Mid Cap Growth VIP Fund	2023	31,525	1,456	(1,948)	31,034	36.62
	2022	38,783	1,256	(8,514)	31,525	29.22
Small Cap Value VIP Fund	2023	65,293	1,158	(41,390)	25,062	35.93
	2022	79,110	4,690	(18,507)	65,293	32.23
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2023	31,716	668	(2,770)	29,614	$58.12
	2022	35,571	548	(4,403)	31,716	52.76
Small Cap Equity Insights Fund	2023	9,488	207	(543)	9,152	41.01
	2022	11,577	473	(2,563)	9,488	34.78
Strategic Growth Fund	2023	73,303	567	(7,796)	66,074	44.47
	2022	78,200	3,086	(7,983)	73,303	31.69

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2023	81,870	11,904	(45,563)	48,211	$37.43
	2022	89,662	2,926	(10,718)	81,870	32.89
VIT Enterprise Portfolio (Service Shares)	2023	13,063	106	(1,394)	11,774	51.14
	2022	15,229	101	(2,267)	13,063	43.92
VIT Forty Portfolio (Institutional Shares)	2023	232,080	3,738	(24,290)	211,528	40.25
	2022	260,289	16,258	(44,467)	232,080	29.09
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2023	38,377	1,282	(3,652)	36,007	$22.32
	2022	43,277	1,039	(5,938)	38,377	20.71
VIT Low Duration Portfolio	2023	60,375	3,650	(8,123)	55,901	15.28
	2022	67,060	1,006	(7,691)	60,375	14.72
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2023	7,088	28	(80)	7,036	$51.12
	2022	7,101	24	(37)	7,088	41.41
Equity Income Account II	2023	53,816	149	(1,503)	52,462	47.37
	2022	59,789	1,098	(7,070)	53,816	43.20
MidCap Account II	2023	10,861	89	(729)	10,221	248.74
	2022	12,700	568	(2,407)	10,861	200.08
SmallCap Account II	2023	64,355	723	(1,817)	63,261	16.56
	2022	65,301	1,041	(1,986)	64,355	14.52
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2023	344,509	2,013	(70,942)	275,581	$32.91
	2022	375,883	2,049	(33,423)	344,509	28.78
SAM Conservative Balanced Portfolio	2023	80,808	633	(12,980)	68,461	26.30
	2022	91,230	247	(10,669)	80,808	23.79
SAM Conservative Growth Portfolio	2023	225,617	34,958	(16,618)	243,957	39.04
	2022	235,070	803	(10,256)	225,617	33.17
SAM Flexible Income Portfolio	2023	127,593	911	(15,900)	112,603	22.40
	2022	142,020	1,595	(16,022)	127,593	20.74
SAM Strategic Growth Portfolio	2023	173,087	1,784	(4,369)	170,502	43.64
	2022	176,184	1,719	(4,816)	173,087	36.31

The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2023	808	10	(533)	285	$28.19
	2022	752	56	—	808	23.14
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2023	24,956	1,105	(3,122)	22,939	$22.57
	2022	25,380	434	(858)	24,956	21.00
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2023	2,516	—	—	2,516	$28.19
	2022	2,574	2	(60)	2,516	25.61
DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2023	—	—	—	—	$—
	2022	—	—	—	—	—
DWS Core Equity VIP	2023	11,181	196	(946)	10,431	35.60
	2022	11,779	39	(637)	11,181	28.75
DWS CROCI International VIP	2023	103,365	3,651	(12,914)	94,102	8.45
	2022	107,426	4,789	(8,850)	103,365	7.20
DWS Global Small Cap VIP	2023	36,095	734	(2,909)	33,920	27.86
	2022	38,259	1,317	(3,481)	36,095	22.68
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2023	58,642	1,331	(5,422)	54,551	$40.05
	2022	62,535	637	(4,530)	58,642	33.63
DWS Government Money Market VIP	2023	198,397	8,895	(21,445)	185,847	10.37
	2022	252,907	18,080	(72,590)	198,397	10.03
DWS High Income VIP	2023	39,696	1,048	(3,597)	37,147	25.49
	2022	44,229	2,213	(6,746)	39,696	23.22
DWS Small Mid Cap Growth VIP	2023	3,368	351	(1)	3,718	10.60
	2022	3,132	254	(18)	3,368	9.05
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2023	100,275	312	(8,084)	92,503	$45.89
	2022	106,943	2,435	(9,103)	100,275	34.19
VIP Index 500 Portfolio	2023	160,451	96	(9,010)	151,537	41.31
	2022	157,332	9,217	(6,098)	160,451	33.22
VIP Mid Cap Portfolio	2023	30,111	747	(3,939)	26,919	59.82
	2022	31,912	2,223	(4,024)	30,111	52.74

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2023	—	—	—	—	$15.35
	2022	—	—	—	—	14.45
VIP Freedom 2010 Portfolio	2023	11,568	—	(566)	11,002	17.38
	2022	12,141	—	(573)	11,568	16.15
VIP Freedom 2015 Portfolio	2023	2,099	67	(19)	2,147	18.54
	2022	2,067	67	(35)	2,099	16.99
VIP Freedom 2020 Portfolio	2023	29,909	—	(3)	29,906	19.51
	2022	29,912	—	(3)	29,909	17.63
VIP Freedom 2025 Portfolio	2023	42,701	221	(1)	42,921	21.20
	2022	42,703	224	(226)	42,701	18.97
VIP Freedom 2030 Portfolio	2023	22,084	430	(1,151)	21,363	22.23
	2022	28,145	1,334	(7,395)	22,084	19.69
VIP Freedom Income Portfolio	2023	4,137	—	(135)	4,002	13.94
	2022	8,538	—	(4,401)	4,137	13.13
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2023	2,056	—	(1,754)	302	$13.67
	2022	4,298	—	(2,242)	2,056	12.84
VIP FundsManager 50% Portfolio	2023	24,385	522	(920)	23,987	18.92
	2022	25,212	2,649	(3,476)	24,385	17.03
VIP FundsManager 70% Portfolio	2023	19,834	—	(604)	19,230	22.40
	2022	20,510	2,299	(2,975)	19,834	19.66
VIP FundsManager 85% Portfolio	2023	121,083	110,896	(221,586)	10,393	24.98
	2022	120,978	107	(2)	121,083	21.56
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2023	15,195	401	(762)	14,834	$21.09
	2022	15,598	1,350	(1,753)	15,195	18.99
Small – Mid Cap Growth VIP Fund	2023	33,552	732	(1,570)	32,714	34.62
	2022	32,316	3,095	(1,859)	33,552	27.70
Small Cap Value VIP Fund	2023	28,800	475	(2,939)	26,336	34.31
	2022	33,074	61	(4,335)	28,800	30.86
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2023	18,460	704	(1,356)	17,808	$54.95
	2022	18,805	1,122	(1,467)	18,460	50.01
Small Cap Equity Insights Fund	2023	5,393	529	(912)	5,010	38.78
	2022	5,454	113	(174)	5,393	32.97
Strategic Growth Fund	2023	42,047	224	(4,333)	37,938	42.05
	2022	41,994	2,072	(2,019)	42,047	30.04

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2023	69,096	2,791	(3,873)	68,014	$35.39
	2022	73,480	396	(4,780)	69,096	31.17
VIT Enterprise Portfolio (Service Shares)	2023	6,266	58	(1,201)	5,123	48.35
	2022	6,303	64	(101)	6,266	41.63
VIT Forty Portfolio (Institutional Shares)	2023	95,922	1,154	(12,627)	84,449	37.96
	2022	96,897	5,063	(6,038)	95,922	27.50
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2023	31,440	1,224	(2,516)	30,148	$21.05
	2022	33,664	371	(2,595)	31,440	19.58
VIT Low Duration Portfolio	2023	47,522	2,838	(4,292)	46,068	14.41
	2022	52,725	755	(5,958)	47,522	13.92
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2023	6,997	35	(1,604)	5,428	$48.81
	2022	6,968	67	(38)	6,997	39.65
Equity Income Account II	2023	51,084	655	(15,077)	36,662	44.79
	2022	51,154	3,581	(3,651)	51,084	40.94
MidCap Account II	2023	3,632	21	(659)	2,994	235.19
	2022	3,656	69	(93)	3,632	189.65
SmallCap Account II	2023	13,051	439	(499)	12,991	16.21
	2022	13,183	341	(473)	13,051	14.24
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2023	370,026	6,977	(85,963)	291,040	$31.22
	2022	392,689	3,579	(26,242)	370,026	27.37
SAM Conservative Balanced Portfolio	2023	68,579	295	(3,415)	65,459	24.95
	2022	71,764	369	(3,554)	68,579	22.63
SAM Conservative Growth Portfolio	2023	277,789	1,288	(19,775)	259,302	37.04
	2022	326,106	1,397	(49,714)	277,789	31.54
SAM Flexible Income Portfolio	2023	42,233	28,872	(6,020)	65,085	21.25
	2022	41,165	3,832	(2,764)	42,233	19.73
SAM Strategic Growth Portfolio	2023	176,147	8,757	(28,254)	156,650	41.40
	2022	178,608	2,370	(4,831)	176,147	34.53

The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccounts
Sustainable U.S. Equity Portfolio	2023	—	—	—	—	$28.19
	2022	—	—	—	—	23.14
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2023	11,484	500	(610)	11,374	$22.57
	2022	12,772	159	(1,447)	11,484	21.00
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2023	2,225	—	(85)	2,140	$28.19
	2022	2,320	—	(95)	2,225	25.61
DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2023	—	—	—	—	$—
	2022	—	—	—	—	—
DWS Core Equity VIP	2023	24,125	297	(667)	23,755	35.60
	2022	25,013	45	(933)	24,125	28.75
DWS CROCI International VIP	2023	40,296	1,553	(4,421)	37,428	8.45
	2022	46,977	1,830	(8,511)	40,296	7.20
DWS Global Small Cap VIP	2023	8,421	205	(980)	7,646	27.86
	2022	9,664	344	(1,587)	8,421	22.68
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2023	26,214	727	(1,700)	25,241	$40.05
	2022	30,333	282	(4,401)	26,214	33.63
DWS Government Money Market VIP	2023	54,393	1,043	(2,633)	52,803	10.37
	2022	60,064	534	(6,205)	54,393	10.03
DWS High Income VIP	2023	4,325	160	(307)	4,178	25.49
	2022	4,774	55	(504)	4,325	23.22
DWS Small Mid Cap Growth VIP	2023	7,502	188	(130)	7,560	10.60
	2022	8,294	140	(932)	7,502	9.05
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2023	18,223	189	(1,967)	16,445	$45.89
	2022	21,593	266	(3,636)	18,223	34.19
VIP Index 500 Portfolio	2023	17,692	341	(976)	17,057	41.31
	2022	19,595	1,481	(3,384)	17,692	33.22
VIP Mid Cap Portfolio	2023	15,343	55	(435)	14,963	59.82
	2022	16,625	128	(1,410)	15,343	52.74

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2023	—	—	—	—	$15.35
	2022	—	—	—	—	14.45
VIP Freedom 2010 Portfolio	2023	—	—	—	—	17.38
	2022	—	—	—	—	16.15
VIP Freedom 2015 Portfolio	2023	—	—	—	—	18.54
	2022	—	—	—	—	16.99
VIP Freedom 2020 Portfolio	2023	—	—	—	—	19.51
	2022	—	—	—	—	17.63
VIP Freedom 2025 Portfolio	2023	4,213	0	—	4,214	21.20
	2022	4,204	9	—	4,213	18.97
VIP Freedom 2030 Portfolio	2023	—	110	—	110	22.23
	2022	—	—	—	—	19.69
VIP Freedom Income Portfolio	2023	—	—	—	—	13.94
	2022	—	—	—	—	13.13
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2023	12,389	—	—	12,389	$13.67
	2022	12,389	1,725	(1,725)	12,389	12.84
VIP FundsManager 50% Portfolio	2023	—	—	—	—	18.92
	2022	—	—	—	—	17.03
VIP FundsManager 70% Portfolio	2023	—	—	—	—	22.40
	2022	—	—	—	—	19.66
VIP FundsManager 85% Portfolio	2023	—	99	—	99	24.98
	2022	—	—	—	—	21.56
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2023	1,443	8	(9)	1,442	$21.09
	2022	1,425	18	—	1,443	18.99
Small – Mid Cap Growth VIP Fund	2023	3,464	66	(533)	2,997	34.62
	2022	3,948	250	(734)	3,464	27.70
Small Cap Value VIP Fund	2023	2,608	37	(13)	2,632	34.31
	2022	2,649	5	(46)	2,608	30.86
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2023	7,471	279	(632)	7,118	$54.95
	2022	9,193	15	(1,737)	7,471	50.01
Small Cap Equity Insights Fund	2023	766	2	—	768	38.78
	2022	764	2	—	766	32.97
Strategic Growth Fund	2023	14,756	126	(1,988)	12,894	42.05
	2022	17,575	704	(3,523)	14,756	30.04

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2023	5,176	1	(2)	5,175	$35.39
	2022	6,588	1	(1,413)	5,176	31.17
VIT Enterprise Portfolio (Service Shares)	2023	1,326	25	(16)	1,335	48.35
	2022	1,498	12	(184)	1,326	41.63
VIT Forty Portfolio (Institutional Shares)	2023	71,362	213	(3,321)	68,254	37.96
	2022	73,584	2,466	(4,688)	71,362	27.50
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2023	10,252	253	(362)	10,143	$21.05
	2022	10,740	99	(587)	10,252	19.58
VIT Low Duration Portfolio	2023	16,591	539	(599)	16,531	14.41
	2022	18,504	255	(2,168)	16,591	13.92
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2023	2,072	—	—	2,072	$48.81
	2022	2,072	—	—	2,072	39.65
Equity Income Account II	2023	2,726	—	(1)	2,725	44.79
	2022	2,730	—	(4)	2,726	40.94
MidCap Account II	2023	1,747	6	(109)	1,644	235.19
	2022	1,944	8	(205)	1,747	189.65
SmallCap Account II	2023	4,069	244	(146)	4,167	16.21
	2022	5,206	145	(1,282)	4,069	14.24
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2023	36,519	3,814	(9,881)	30,452	$31.22
	2022	37,548	42	(1,071)	36,519	27.37
SAM Conservative Balanced Portfolio	2023	893	—	(1)	892	24.95
	2022	2,106	—	(1,213)	893	22.63
SAM Conservative Growth Portfolio	2023	30,170	160	(5,071)	25,259	37.04
	2022	33,285	194	(3,309)	30,170	31.54
SAM Flexible Income Portfolio	2023	939	—	(2)	937	21.25
	2022	941	—	(2)	939	19.73
SAM Strategic Growth Portfolio	2023	22,156	1,468	(1,298)	22,326	41.40
	2022	21,722	1,652	(1,218)	22,156	34.53

The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccounts
Sustainable U.S. Equity Portfolio	2023	—	—	—	—	$26.66
	2022	—	—	—	—	21.94
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2023	5,997	523	(722)	5,798	$21.35
	2022	6,474	239	(716)	5,997	19.90
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2023	12	—	(1)	11	$26.66
	2022	13	—	(1)	12	24.27
DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2023	—	—	—	—	$—
	2022	—	—	—	—	—
DWS Core Equity VIP	2023	30,691	282	(1,831)	29,142	33.58
	2022	32,187	102	(1,598)	30,691	27.18
DWS CROCI International VIP	2023	43,599	1,681	(6,131)	39,149	7.97
	2022	45,674	2,338	(4,413)	43,599	6.81
DWS Global Small Cap VIP	2023	6,049	298	(706)	5,641	26.35
	2022	6,300	325	(576)	6,049	21.50
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2023	25,145	594	(2,672)	23,067	$37.77
	2022	27,779	460	(3,094)	25,145	31.79
DWS Government Money Market VIP	2023	64,444	2,731	(2,510)	64,665	9.78
	2022	45,598	27,409	(8,563)	64,444	9.49
DWS High Income VIP	2023	5,180	176	(436)	4,920	24.04
	2022	5,826	70	(716)	5,180	21.95
DWS Small Mid Cap Growth VIP	2023	4,830	159	(212)	4,777	10.00
	2022	4,846	113	(129)	4,830	8.55
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2023	12,116	222	(1,542)	10,796	$43.40
	2022	16,444	436	(4,764)	12,116	32.41
VIP Index 500 Portfolio	2023	9,674	231	(1,544)	8,361	39.06
	2022	14,359	151	(4,836)	9,674	31.50
VIP Mid Cap Portfolio	2023	3,797	120	(297)	3,620	56.57
	2022	6,958	121	(3,282)	3,797	50.00

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2023	—	—	—	—	$14.78
	2022	—	—	—	—	13.95
VIP Freedom 2010 Portfolio	2023	—	—	—	—	16.73
	2022	—	—	—	—	15.59
VIP Freedom 2015 Portfolio	2023	—	—	—	—	17.85
	2022	—	—	—	—	16.40
VIP Freedom 2020 Portfolio	2023	—	—	—	—	18.79
	2022	—	—	—	—	17.02
VIP Freedom 2025 Portfolio	2023	—	—	—	—	20.42
	2022	—	—	—	—	18.31
VIP Freedom 2030 Portfolio	2023	—	—	—	—	21.41
	2022	—	—	—	—	19.01
VIP Freedom Income Portfolio	2023	—	—	—	—	13.42
	2022	—	—	—	—	12.67
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2023	—	—	—	—	$13.17
	2022	—	—	—	—	12.39
VIP FundsManager 50% Portfolio	2023	444	—	(444)	—	18.22
	2022	446	—	(2)	444	16.44
VIP FundsManager 70% Portfolio	2023	—	—	—	—	21.57
	2022	—	—	—	—	18.97
VIP FundsManager 85% Portfolio	2023	—	—	—	—	24.06
	2022	—	—	—	—	20.81
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2023	483	—	(33)	450	$19.89
	2022	514	—	(31)	483	17.95
Small – Mid Cap Growth VIP Fund	2023	3,130	58	(407)	2,781	32.74
	2022	3,201	293	(364)	3,130	26.26
Small Cap Value VIP Fund	2023	—	—	—	—	32.77
	2022	—	—	—	—	29.54
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2023	5,753	234	(639)	5,348	$51.97
	2022	6,237	44	(528)	5,753	47.41
Small Cap Equity Insights Fund	2023	—	—	—	—	36.67
	2022	—	—	—	—	31.25
Strategic Growth Fund	2023	10,500	195	(1,490)	9,205	39.77
	2022	10,430	733	(663)	10,500	28.48

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

5. Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2023	2,947	1	(53)	2,895	$33.47
	2022	3,022	1	(76)	2,947	29.55
VIT Enterprise Portfolio (Service Shares)	2023	1,955	69	(337)	1,687	45.73
	2022	2,020	17	(82)	1,955	39.46
VIT Forty Portfolio (Institutional Shares)	2023	60,188	369	(5,308)	55,249	35.80
	2022	59,911	2,714	(2,437)	60,188	26.00
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2023	3,937	258	(422)	3,773	$19.86
	2022	4,687	105	(855)	3,937	18.51
VIT Low Duration Portfolio	2023	13,007	1,102	(1,065)	13,044	13.59
	2022	15,163	258	(2,414)	13,007	13.16
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2023	6,229	145	(74)	6,300	$46.62
	2022	6,144	153	(68)	6,229	37.96
Equity Income Account II	2023	11,891	164	(377)	11,678	42.36
	2022	12,315	163	(587)	11,891	38.82
MidCap Account II	2023	417	7	(69)	355	222.42
	2022	452	12	(47)	417	179.79
SmallCap Account II	2023	4,286	281	(434)	4,133	15.86
	2022	4,232	222	(168)	4,286	13.97
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2023	15,498	24	(3,857)	11,665	$29.62
	2022	19,408	701	(4,611)	15,498	26.03
SAM Conservative Balanced Portfolio	2023	999	—	(3)	996	23.67
	2022	1,002	—	(3)	999	21.52
SAM Conservative Growth Portfolio	2023	11,821	—	(1,461)	10,360	35.14
	2022	12,980	—	(1,159)	11,821	30.00
SAM Flexible Income Portfolio	2023	24,923	—	(1,668)	23,255	20.16
	2022	27,485	—	(2,562)	24,923	18.76
SAM Strategic Growth Portfolio	2023	18,783	—	(11)	18,772	39.28
	2022	18,807	—	(24)	18,783	32.84

The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

6. Financial Highlights

The Company sells variable annuity products, which have unique combinations of features and fees that are charged against the contractholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Highest to Lowest
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares (1)
Sustainable U.S. Equity Portfolio
2023	4,888	$28.19	to	$29.81	$145,173	0.59%	1.15%	to	1.40%	22.11%	to	21.81%
2022	6,470	23.14	to	24.41	156,897	0.27%	1.15%	to	1.40%	(24.12%)	to	(23.94%)
2021	11,643	30.50	to	32.10	372,484	0.60%	1.15%	to	1.40%	25.24%	to	24.93%
2020	11,794	24.41	to	25.63	301,092	0.89%	1.15%	to	1.40%	22.44%	to	22.14%
2019	12,914	19.99	to	20.93	269,245	1.23%	1.15%	to	1.40%	32.49%	to	32.16%
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
2023	66,988	$21.35	to	$23.87	$1,540,015	0.09%	1.15%	to	1.65%	7.78%	to	7.25%
2022	70,803	19.90	to	22.15	1,512,834	0.00%	1.15%	to	1.65%	(18.18%)	to	(17.77%)
2021	86,704	24.33	to	26.94	2,267,682	0.00%	1.15%	to	1.65%	14.84%	to	14.28%
2020	93,631	21.29	to	23.46	2,131,989	0.42%	1.15%	to	1.65%	18.21%	to	17.63%
2019	97,788	18.10	to	19.84	1,886,113	0.00%	1.15%	to	1.65%	20.11%	to	19.52%
Quality Bond Portfolio
2023	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2022	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2021(2)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	42,948	14.56	to	15.96	663,970	1.69%	1.15%	to	1.65%	6.68%	to	6.16%
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio
2023	6,222	$26.66	to	$29.82	$177,938	0.19%	1.15%	to	1.65%	10.37%	to	9.83%
2022	6,287	24.27	to	27.01	163,158	0.00%	1.15%	to	1.65%	(20.79%)	to	(20.40%)
2021	7,162	30.65	to	33.94	234,764	0.20%	1.15%	to	1.65%	13.72%	to	13.16%
2020	7,376	27.08	to	29.84	212,841	0.43%	1.15%	to	1.65%	10.97%	to	10.42%
2019	8,302	24.53	to	26.89	215,927	0.46%	1.15%	to	1.65%	29.87%	to	29.23%
DWS Variable Series I – Class A Shares
DWS Bond VIP
2023	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2022	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2021(3)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	180,773	16.53	to	18.32	3,222,604	2.86%	1.15%	to	1.65%	7.83%	to	7.30%
2019	239,645	15.41	to	16.99	3,945,387	3.12%	1.15%	to	1.65%	9.37%	to	8.83%
DWS Core Equity VIP
2023	112,936	$33.58	to	$37.75	$4,068,493	0.94%	1.15%	to	1.65%	24.15%	to	23.54%
2022	118,462	27.18	to	30.41	3,444,614	0.70%	1.15%	to	1.65%	(16.90%)	to	(16.49%)
2021	125,740	32.71	to	36.42	4,389,266	0.78%	1.15%	to	1.65%	23.88%	to	23.27%
2020	139,743	26.53	to	29.40	3,950,302	1.41%	1.15%	to	1.65%	14.81%	to	14.24%
2019	156,704	23.22	to	25.60	3,865,053	1.09%	1.15%	to	1.65%	28.82%	to	28.19%
DWS CROCI International VIP
2023	328,213	$7.97	to	$8.96	$2,835,321	3.31%	1.15%	to	1.65%	17.60%	to	17.02%
2022	434,107	6.81	to	7.62	3,212,983	2.80%	1.15%	to	1.65%	(14.59%)	to	(14.17%)
2021	462,895	7.97	to	8.88	3,996,988	2.39%	1.15%	to	1.65%	8.00%	to	7.46%
2020	466,492	7.42	to	8.22	3,733,621	3.46%	1.15%	to	1.65%	1.44%	to	0.94%
2019	502,948	7.35	to	8.10	3,976,972	3.01%	1.15%	to	1.65%	20.39%	to	19.80%
DWS Global Small Cap VIP
2023	92,757	$26.35	to	$29.46	$2,648,738	0.89%	1.15%	to	1.65%	23.15%	to	22.55%
2022	98,720	21.50	to	23.93	2,291,695	0.44%	1.15%	to	1.65%	(25.29%)	to	(24.92%)
2021	113,219	28.77	to	31.87	3,512,208	0.36%	1.15%	to	1.65%	13.63%	to	13.08%
2020	126,076	25.45	to	28.04	3,447,541	0.80%	1.15%	to	1.65%	16.02%	to	15.45%
2019	138,042	22.04	to	24.17	3,260,936	0.00%	1.15%	to	1.65%	19.91%	to	19.32%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

6. Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Highest to Lowest
DWS Variable Series II – Class A Shares
DWS CROCI U.S. VIP
2023	191,263	$37.77	to	$42.47	$7,822,136	1.72%	1.15%	to	1.65%	19.39%	to	18.81%
2022	206,520	31.79	to	35.58	7,086,728	1.58%	1.15%	to	1.65%	(16.77%)	to	(16.36%)
2021	231,987	38.20	to	42.53	9,539,678	1.94%	1.15%	to	1.65%	25.25%	to	24.63%
2020	255,165	30.65	to	33.96	8,390,365	2.37%	1.15%	to	1.65%	(13.16%)	to	(13.59%)
2019	255,114	35.47	to	39.11	9,681,145	1.92%	1.15%	to	1.65%	31.44%	to	30.80%
DWS Government & Agency Securities VIP
2023	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2022	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020(4)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	117,179	16.58	to	18.28	2,062,867	2.73%	1.15%	to	1.65%	5.22%	to	4.70%
DWS Government Money Market VIP
2023	557,280	$9.78	to	$10.99	$5,898,144	4.64%	1.15%	to	1.65%	3.56%	to	3.05%
2022	599,294	9.49	to	10.62	6,142,212	1.82%	1.15%	to	1.65%	(0.33%)	to	0.16%
2021	627,478	9.52	to	10.60	6,427,440	0.01%	1.15%	to	1.65%	(1.13%)	to	(1.61%)
2020	352,374	9.67	to	10.72	3,635,775	0.09%	1.15%	to	1.65%	(0.91%)	to	(1.40%)
2019	63,844	9.81	to	10.82	669,952	1.77%	1.15%	to	1.65%	0.61%	to	0.12%
DWS High Income VIP
2023	93,385	$24.04	to	$27.03	$2,446,195	5.30%	1.15%	to	1.65%	10.08%	to	9.54%
2022	97,232	21.95	to	24.56	2,315,309	4.79%	1.15%	to	1.65%	(10.36%)	to	(9.92%)
2021	108,396	24.49	to	27.26	2,869,060	4.59%	1.15%	to	1.65%	2.82%	to	2.32%
2020	111,550	23.93	to	26.51	2,874,785	5.48%	1.15%	to	1.65%	5.03%	to	4.51%
2019	133,246	22.90	to	25.25	3,273,382	5.73%	1.15%	to	1.65%	14.37%	to	13.81%
DWS Small Mid Cap Growth VIP
2023	25,096	$10.00	to	$11.24	$268,991	0.03%	1.15%	to	1.65%	17.48%	to	16.91%
2022	26,428	8.55	to	9.57	242,313	0.00%	1.15%	to	1.65%	(29.19%)	to	(28.84%)
2021	29,370	12.08	to	13.45	380,284	0.04%	1.15%	to	1.65%	12.55%	to	11.99%
2020	32,549	10.78	to	11.95	376,171	0.05%	1.15%	to	1.65%	28.70%	to	28.06%
2019	34,491	8.42	to	9.28	310,430	0.00%	1.15%	to	1.65%	21.02%	to	20.43%
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
VIP Growth Portfolio
2023	221,782	$43.40	to	$48.53	$10,420,333	0.04%	1.15%	to	1.65%	34.55%	to	33.89%
2022	250,136	32.41	to	36.07	8,755,177	0.43%	1.15%	to	1.65%	(25.75%)	to	(25.38%)
2021	279,252	43.65	to	48.34	13,112,079	0.00%	1.15%	to	1.65%	21.68%	to	21.08%
2020	296,295	36.05	to	39.72	11,447,768	0.06%	1.15%	to	1.65%	42.11%	to	41.41%
2019	340,557	25.49	to	27.95	9,290,424	0.16%	1.15%	to	1.65%	32.66%	to	32.01%
VIP Index 500 Portfolio
2023	287,552	$39.06	to	$43.69	$12,122,358	1.39%	1.15%	to	1.65%	24.64%	to	24.03%
2022	305,830	31.50	to	35.05	10,359,336	1.21%	1.15%	to	1.65%	(19.62%)	to	(19.22%)
2021	317,274	39.18	to	43.39	13,324,110	1.14%	1.15%	to	1.65%	26.99%	to	26.36%
2020	354,256	31.01	to	34.17	11,737,215	1.63%	1.15%	to	1.65%	16.78%	to	16.20%
2019	383,502	26.68	to	29.26	10,902,231	1.85%	1.15%	to	1.65%	29.72%	to	29.09%
VIP Mid Cap Portfolio
2023	97,179	$56.57	to	$63.27	$5,979,529	0.50%	1.15%	to	1.65%	13.70%	to	13.14%
2022	104,706	50.00	to	55.64	5,672,806	0.34%	1.15%	to	1.65%	(16.23%)	to	(15.82%)
2021	115,183	59.69	to	66.10	7,409,338	0.51%	1.15%	to	1.65%	24.08%	to	23.47%
2020	121,880	48.35	to	53.27	6,332,879	0.54%	1.15%	to	1.65%	16.69%	to	16.12%
2019	144,470	41.63	to	45.65	6,448,464	0.79%	1.15%	to	1.65%	21.95%	to	21.35%
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2023	—	$14.78	to	$15.94	—	0.00%	1.15%	to	1.65%	0.00%	to	0.00%
2022	—	13.95	to	14.97	—	0.00%	1.15%	to	1.65%	0.00%	to	0.00%
2021	—	16.23	to	17.33	—	0.00%	1.15%	to	1.65%	0.00%	to	0.00%
2020	—	15.89	to	16.89	—	0.00%	1.15%	to	1.65%	0.00%	to	0.00%
2019	—	14.56	to	15.40	—	0.00%	1.15%	to	1.65%	0.00%	to	0.00%
VIP Freedom 2010 Portfolio
2023	12,309	$17.38	to	$18.05	$214,764	3.73%	1.15%	to	1.40%	7.85%	to	7.58%
2022	12,875	16.15	to	16.73	208,705	1.68%	1.15%	to	1.40%	(14.85%)	to	(14.64%)
2021	13,448	18.97	to	19.60	255,925	0.80%	1.15%	to	1.40%	4.40%	to	4.14%
2020	14,065	18.21	to	18.78	256,936	1.05%	1.15%	to	1.40%	10.96%	to	10.69%
2019	14,863	16.46	to	16.92	245,223	1.85%	1.15%	to	1.40%	14.43%	to	14.15%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

6. Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Highest to Lowest
VIP Freedom 2015 Portfolio
2023	12,585	$18.54	to	$19.25	$240,758	3.43%	1.15%	to	1.40%	9.39%	to	9.12%
2022	12,538	16.99	to	17.60	219,374	1.73%	1.15%	to	1.40%	(15.96%)	to	(15.76%)
2021	12,507	20.21	to	20.89	259,876	0.86%	1.15%	to	1.40%	6.17%	to	5.91%
2020	12,476	19.08	to	19.68	244,264	1.07%	1.15%	to	1.40%	12.27%	to	11.99%
2019	16,858	17.04	to	17.53	292,356	1.85%	1.15%	to	1.40%	16.63%	to	16.34%
VIP Freedom 2020 Portfolio
2023	51,799	$19.51	to	$20.27	$1,027,290	3.08%	1.15%	to	1.40%	10.95%	to	10.68%
2022	71,767	17.63	to	18.27	1,291,950	1.55%	1.15%	to	1.40%	(17.13%)	to	(16.92%)
2021	76,969	21.28	to	21.99	1,671,068	0.84%	1.15%	to	1.40%	8.02%	to	7.76%
2020	83,295	19.15	to	20.36	1,674,255	1.02%	1.15%	to	1.65%	13.41%	to	12.85%
2019	89,041	16.97	to	17.95	1,580,061	1.86%	1.15%	to	1.65%	18.52%	to	17.93%
VIP Freedom 2025 Portfolio
2023	70,633	$21.20	to	$22.02	$1,516,745	2.63%	1.15%	to	1.40%	12.04%	to	11.76%
2022	69,945	18.97	to	19.65	1,342,592	1.88%	1.15%	to	1.40%	(17.79%)	to	(17.58%)
2021	69,452	23.07	to	23.85	1,619,969	0.97%	1.15%	to	1.40%	9.29%	to	9.02%
2020	62,152	21.16	to	21.82	1,322,312	1.02%	1.15%	to	1.40%	14.36%	to	14.08%
2019	62,068	18.55	to	19.08	1,157,039	1.77%	1.15%	to	1.40%	20.13%	to	19.84%
VIP Freedom 2030 Portfolio
2023	60,586	$22.23	to	$23.09	$1,380,477	2.22%	1.15%	to	1.40%	13.16%	to	12.88%
2022	60,553	19.69	to	20.40	1,219,867	1.44%	1.15%	to	1.40%	(18.23%)	to	(18.03%)
2021	69,591	24.08	to	24.89	1,709,522	0.88%	1.15%	to	1.40%	10.80%	to	10.52%
2020	72,131	21.79	to	22.47	1,596,817	0.94%	1.15%	to	1.40%	15.31%	to	15.03%
2019	77,844	18.94	to	19.48	1,493,188	1.84%	1.15%	to	1.40%	22.70%	to	22.40%
VIP Freedom Income Portfolio
2023	9,803	$13.94	to	$14.48	$139,741	4.02%	1.15%	to	1.40%	6.43%	to	6.17%
2022	9,368	13.13	to	13.60	125,463	1.33%	1.15%	to	1.40%	(13.47%)	to	(13.26%)
2021	20,507	15.17	to	15.68	317,233	0.80%	1.15%	to	1.40%	1.86%	to	1.60%
2020	20,029	14.93	to	15.39	304,443	1.17%	1.15%	to	1.40%	9.03%	to	8.76%
2019	18,165	13.73	to	14.12	253,099	1.88%	1.15%	to	1.40%	10.37%	to	10.09%
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2023	20,484	$13.67	to	$14.20	$284,199	3.52%	1.15%	to	1.40%	6.79%	to	6.53%
2022	22,170	12.84	to	13.30	288,130	1.45%	1.15%	to	1.40%	(11.00%)	to	(10.78%)
2021	27,374	14.42	to	14.91	399,946	0.83%	1.15%	to	1.40%	2.34%	to	2.09%
2020	27,728	14.13	to	14.56	396,578	0.98%	1.15%	to	1.40%	6.84%	to	6.57%
2019	27,763	13.26	to	13.63	372,201	1.55%	1.15%	to	1.40%	8.91%	to	8.64%
VIP FundsManager 50% Portfolio
2023	63,395	$18.92	to	$19.65	$1,228,083	2.48%	1.15%	to	1.40%	11.37%	to	11.10%
2022	63,829	16.44	to	17.64	1,110,553	1.82%	1.15%	to	1.65%	(15.43%)	to	(15.01%)
2021	71,270	19.44	to	20.76	1,461,827	1.08%	1.15%	to	1.65%	8.63%	to	8.09%
2020	60,675	17.98	to	19.11	1,142,480	0.97%	1.15%	to	1.65%	12.59%	to	12.03%
2019	56,420	16.05	to	16.97	948,760	1.58%	1.15%	to	1.65%	16.35%	to	15.78%
VIP FundsManager 70% Portfolio
2023	64,202	$22.40	to	$23.27	$1,477,192	1.91%	1.15%	to	1.40%	14.26%	to	13.98%
2022	64,537	19.66	to	20.36	1,300,191	1.21%	1.15%	to	1.40%	(16.96%)	to	(16.75%)
2021	62,750	23.67	to	24.46	1,518,701	0.82%	1.15%	to	1.40%	13.14%	to	12.86%
2020	79,863	20.97	to	21.62	1,706,938	0.76%	1.15%	to	1.40%	14.62%	to	14.34%
2019	92,209	18.34	to	18.86	1,724,078	1.19%	1.15%	to	1.40%	21.10%	to	20.80%
VIP FundsManager 85% Portfolio
2023	12,853	$24.98	to	$25.95	$323,353	0.41%	1.15%	to	1.40%	16.15%	to	15.86%
2022	125,519	21.56	to	22.34	2,709,914	0.85%	1.15%	to	1.40%	(18.33%)	to	(18.13%)
2021	126,582	26.40	to	27.29	3,347,075	0.82%	1.15%	to	1.40%	16.30%	to	16.02%
2020	132,516	22.76	to	23.46	3,023,939	0.70%	1.15%	to	1.40%	15.93%	to	15.65%
2019	149,058	19.68	to	20.24	2,940,649	1.06%	1.15%	to	1.40%	24.70%	to	24.40%
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund
2023	54,227	$19.89	to	$22.37	$1,190,982	2.09%	1.15%	to	1.65%	11.35%	to	10.80%
2022	57,742	17.95	to	20.09	1,140,553	1.83%	1.15%	to	1.65%	(23.25%)	to	(22.87%)
2021	58,871	23.39	to	26.04	1,508,571	0.92%	1.15%	to	1.65%	(6.81%)	to	(7.27%)
2020	66,178	25.22	to	27.95	1,824,347	4.11%	1.15%	to	1.65%	15.85%	to	15.28%
2019	73,660	21.88	to	24.12	1,751,855	0.97%	1.15%	to	1.65%	25.26%	to	24.64%
Small – Mid Cap Growth VIP Fund
2023	69,526	$32.74	to	$36.62	$2,463,811	0.00%	1.15%	to	1.65%	25.30%	to	24.69%
2022	71,672	26.26	to	29.22	2,028,790	0.00%	1.15%	to	1.65%	(34.77%)	to	(34.44%)
2021	78,249	40.25	to	44.58	3,393,767	0.00%	1.15%	to	1.65%	8.76%	to	8.23%
2020	83,027	37.19	to	40.99	3,316,215	0.00%	1.15%	to	1.65%	53.33%	to	52.57%
2019	105,650	24.38	to	26.73	2,750,359	0.00%	1.15%	to	1.65%	29.94%	to	29.30%
Small Cap Value VIP Fund
2023	54,029	$34.31	to	$35.93	$1,894,278	0.53%	1.15%	to	1.40%	11.47%	to	11.19%
2022	96,701	30.86	to	32.23	3,073,654	0.88%	1.15%	to	1.40%	(11.30%)	to	(11.09%)
2021	114,833	34.79	to	36.25	4,110,503	0.97%	1.15%	to	1.40%	23.94%	to	23.64%
2020	109,645	27.07	to	29.25	3,163,608	1.49%	1.15%	to	1.65%	3.99%	to	3.48%
2019	112,737	26.16	to	28.13	3,130,684	1.06%	1.15%	to	1.65%	24.91%	to	24.30%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

6. Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Highest to Lowest
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund
2023	59,889	$51.97	to	$58.12	$3,368,926	1.02%	1.15%	to	1.65%	10.16%	to	9.62%
2022	63,401	47.41	to	52.76	3,242,987	0.61%	1.15%	to	1.65%	(11.45%)	to	(11.01%)
2021	69,807	53.54	to	59.29	4,020,201	0.46%	1.15%	to	1.65%	29.46%	to	28.83%
2020	78,156	41.56	to	45.79	3,476,470	0.65%	1.15%	to	1.65%	7.17%	to	6.64%
2019	83,162	38.97	to	42.73	3,458,091	0.78%	1.15%	to	1.65%	30.03%	to	29.39%
Small Cap Equity Insights Fund
2023	14,929	$38.78	to	$41.01	$599,390	1.02%	1.15%	to	1.40%	17.92%	to	17.63%
2022	15,646	32.97	to	34.78	533,019	0.24%	1.15%	to	1.40%	(20.49%)	to	(20.30%)
2021	17,795	41.47	to	43.64	763,016	0.45%	1.15%	to	1.40%	22.38%	to	22.08%
2020	19,418	32.36	to	35.66	679,746	0.23%	1.15%	to	1.65%	7.34%	to	6.82%
2019	20,673	30.29	to	33.22	675,004	0.46%	1.15%	to	1.65%	23.42%	to	22.82%
Strategic Growth Fund
2023	126,111	$39.77	to	$44.47	$5,442,112	0.00%	1.15%	to	1.65%	40.33%	to	39.65%
2022	140,606	28.48	to	31.69	4,328,347	0.00%	1.15%	to	1.65%	(33.61%)	to	(33.28%)
2021	148,199	42.89	to	47.50	6,850,619	0.00%	1.15%	to	1.65%	20.54%	to	19.95%
2020	159,693	35.76	to	39.41	6,128,394	0.09%	1.15%	to	1.65%	38.90%	to	38.22%
2019	180,436	25.87	to	28.37	4,989,510	0.29%	1.15%	to	1.65%	33.99%	to	33.33%
Janus Henderson
VIT Balanced Portfolio (Service Shares)
2023	124,295	$33.47	to	$37.43	$4,491,983	1.79%	1.15%	to	1.65%	13.83%	to	13.27%
2022	159,089	29.55	to	32.89	5,094,498	0.96%	1.15%	to	1.65%	(17.97%)	to	(17.56%)
2021	172,752	36.02	to	39.89	6,720,658	0.88%	1.15%	to	1.65%	15.58%	to	15.01%
2020	181,897	31.32	to	34.51	6,121,550	2.00%	1.15%	to	1.65%	12.73%	to	12.17%
2019	237,576	27.92	to	30.62	7,094,699	1.63%	1.15%	to	1.65%	20.88%	to	20.29%
VIT Enterprise Portfolio (Service Shares)
2023	19,920	$45.73	to	$51.14	$991,507	0.09%	1.15%	to	1.65%	16.44%	to	15.87%
2022	22,610	39.46	to	43.92	966,866	0.22%	1.15%	to	1.65%	(17.51%)	to	(17.10%)
2021	25,050	47.84	to	52.98	1,296,137	0.24%	1.15%	to	1.65%	15.22%	to	14.65%
2020	26,720	41.73	to	45.98	1,199,231	0.04%	1.15%	to	1.65%	17.82%	to	17.24%
2019	28,572	35.59	to	39.02	1,088,213	0.05%	1.15%	to	1.65%	33.62%	to	32.96%
VIT Forty Portfolio (Institutional Shares)
2023	419,481	$35.80	to	$40.25	$16,288,096	0.19%	1.15%	to	1.65%	38.38%	to	37.70%
2022	459,553	26.00	to	29.09	12,915,277	0.14%	1.15%	to	1.65%	(34.63%)	to	(34.31%)
2021	490,682	39.77	to	44.28	21,061,455	0.50%	1.15%	to	1.65%	21.50%	to	20.90%
2020	536,812	32.89	to	36.44	18,987,408	0.71%	1.15%	to	1.65%	37.81%	to	37.13%
2019	617,912	23.99	to	26.44	15,873,606	0.15%	1.15%	to	1.65%	35.60%	to	34.93%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)
2023	80,072	$19.86	to	$22.32	$1,726,992	2.59%	1.15%	to	1.65%	7.78%	to	7.25%
2022	84,007	18.51	to	20.71	1,684,131	1.26%	1.15%	to	1.65%	(11.61%)	to	(11.17%)
2021	92,368	20.95	to	23.32	2,088,601	1.58%	1.15%	to	1.65%	(3.07%)	to	(3.55%)
2020	95,056	21.72	to	24.06	2,219,706	5.86%	1.15%	to	1.65%	4.35%	to	3.84%
2019	103,711	20.91	to	23.05	2,325,795	1.77%	1.15%	to	1.65%	5.79%	to	5.27%
VIT Low Duration Portfolio
2023	131,545	$13.59	to	$15.28	$1,933,600	3.60%	1.15%	to	1.65%	3.78%	to	3.27%
2022	137,495	13.16	to	14.72	1,952,486	1.37%	1.15%	to	1.65%	(7.27%)	to	(6.81%)
2021	153,452	14.19	to	15.80	2,341,221	0.52%	1.15%	to	1.65%	(2.05%)	to	(2.54%)
2020	166,771	14.56	to	16.13	2,594,782	1.22%	1.15%	to	1.65%	1.82%	to	1.31%
2019	186,183	14.37	to	15.84	2,854,210	2.77%	1.15%	to	1.65%	2.84%	to	2.34%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account II
2023	20,836	$46.62	to	$51.12	$1,019,511	0.66%	1.15%	to	1.65%	23.43%	to	22.83%
2022	22,386	37.96	to	41.41	889,479	0.60%	1.15%	to	1.65%	(17.97%)	to	(17.57%)
2021	22,285	46.27	to	50.24	1,076,861	0.73%	1.15%	to	1.65%	26.05%	to	25.43%
2020	23,564	36.89	to	39.86	906,675	1.11%	1.15%	to	1.65%	17.09%	to	16.51%
2019	27,157	31.66	to	34.04	898,587	1.43%	1.15%	to	1.65%	30.60%	to	29.96%
Equity Income Account II
2023	103,527	$42.36	to	$47.37	$4,744,185	1.92%	1.15%	to	1.65%	9.67%	to	9.13%
2022	119,517	38.82	to	43.20	4,989,400	1.55%	1.15%	to	1.65%	(12.16%)	to	(11.73%)
2021	125,987	44.19	to	48.94	5,975,616	1.82%	1.15%	to	1.65%	20.76%	to	20.16%
2020	136,028	36.77	to	40.52	5,352,514	1.67%	1.15%	to	1.65%	4.94%	to	4.42%
2019	166,144	35.22	to	38.62	6,264,919	1.67%	1.15%	to	1.65%	27.32%	to	26.69%
MidCap Account II
2023	15,215	$222.42	to	$248.74	$3,712,856	0.00%	1.15%	to	1.65%	24.32%	to	23.71%
2022	16,658	179.79	to	200.08	3,268,456	0.00%	1.15%	to	1.65%	(24.41%)	to	(24.03%)
2021	18,753	237.84	to	263.38	4,854,244	0.00%	1.15%	to	1.65%	23.77%	to	23.16%
2020	20,631	193.11	to	212.80	4,314,805	0.47%	1.15%	to	1.65%	16.72%	to	16.15%
2019	27,049	166.27	to	182.31	4,865,077	0.05%	1.15%	to	1.65%	41.10%	to	40.41%
SmallCap Account II
2023	84,552	$15.86	to	$16.56	$1,391,216	0.00%	1.15%	to	1.65%	14.08%	to	13.52%
2022	85,761	13.97	to	14.52	1,237,832	0.00%	1.15%	to	1.65%	(22.16%)	to	(21.78%)
2021	87,921	17.95	to	18.56	1,623,385	0.15%	1.15%	to	1.65%	18.50%	to	17.91%
2020	93,238	15.23	to	15.66	1,453,664	0.25%	1.15%	to	1.65%	20.48%	to	19.89%
2019	120,282	12.70	to	13.00	1,558,603	0.09%	1.15%	to	1.65%	25.68%	to	25.06%

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2023

6. Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return *** Highest to Lowest
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2023	608,737	$29.62	to	$32.91	$19,452,336	0.00%	1.15%	to	1.65%	14.34%	to	13.78%
2022	766,552	26.03	to	28.78	21,447,359	1.88%	1.15%	to	1.65%	(17.65%)	to	(17.24%)
2021	825,528	31.61	to	34.78	27,951,570	1.39%	1.15%	to	1.65%	12.10%	to	11.55%
2020	846,395	28.34	to	31.02	25,584,243	2.00%	1.15%	to	1.65%	9.69%	to	9.15%
2019	944,648	25.96	to	28.28	26,059,507	2.29%	1.15%	to	1.65%	18.38%	to	17.80%
SAM Conservative Balanced Portfolio
2023	135,808	$23.67	to	$26.30	$3,479,111	0.00%	1.15%	to	1.65%	10.53%	to	9.99%
2022	151,279	21.52	to	23.79	3,515,798	1.75%	1.15%	to	1.65%	(16.07%)	to	(15.66%)
2021	166,102	25.64	to	28.21	4,585,557	1.59%	1.15%	to	1.65%	8.23%	to	7.70%
2020	205,444	23.81	to	26.06	5,232,055	2.26%	1.15%	to	1.65%	8.00%	to	7.47%
2019	228,647	22.15	to	24.13	5,402,585	2.68%	1.15%	to	1.65%	14.35%	to	13.79%
SAM Conservative Growth Portfolio
2023	538,879	$35.14	to	$39.04	$20,426,810	0.00%	1.15%	to	1.65%	17.70%	to	17.12%
2022	545,398	30.00	to	33.17	17,552,263	1.55%	1.15%	to	1.65%	(19.30%)	to	(18.91%)
2021	607,442	37.18	to	40.90	24,111,235	1.02%	1.15%	to	1.65%	16.11%	to	15.54%
2020	630,654	32.18	to	35.23	21,588,547	1.65%	1.15%	to	1.65%	11.40%	to	10.85%
2019	747,387	29.03	to	31.62	23,026,209	1.59%	1.15%	to	1.65%	22.28%	to	21.68%
SAM Flexible Income Portfolio
2023	201,880	$20.16	to	$22.40	$4,393,671	0.00%	1.15%	to	1.65%	7.97%	to	7.44%
2022	195,687	18.76	to	20.74	3,966,119	2.50%	1.15%	to	1.65%	(14.77%)	to	(14.35%)
2021	211,610	22.02	to	24.22	5,017,061	2.10%	1.15%	to	1.65%	5.40%	to	4.88%
2020	201,532	20.99	to	22.98	4,579,719	2.33%	1.15%	to	1.65%	5.81%	to	5.29%
2019	282,756	19.94	to	21.72	6,053,113	3.20%	1.15%	to	1.65%	11.69%	to	11.14%
SAM Strategic Growth Portfolio
2023	368,250	$39.28	to	$43.64	$15,588,460	0.00%	1.15%	to	1.65%	20.20%	to	19.61%
2022	390,173	32.84	to	36.31	13,748,503	1.66%	1.15%	to	1.65%	(20.29%)	to	(19.90%)
2021	395,321	41.20	to	45.33	17,417,378	0.79%	1.15%	to	1.65%	18.18%	to	17.60%
2020	439,397	35.04	to	38.35	16,422,803	1.51%	1.15%	to	1.65%	13.82%	to	13.26%
2019	558,343	30.93	to	33.70	18,343,605	1.33%	1.15%	to	1.65%	25.69%	to	25.07%

(1)	The Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.
(2)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio subaccount liquidated on April 30, 2020.
(3)	For the period (cessation of operations): January 1, 2021 to October 28, 2021. The DWS Bond VIP subaccount
(4)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liqudated on February 27,2020.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against contractholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**

These amounts represent the annual contract expenses of the Account, consisting of mortality and expense, administration, Guaranteed Minimum Death benefit rider, and Guaranteed Retirement Income benefit rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7. Subsequent Events

The Company has evaluated events subsequent to December, 31, 2023 and through the financial statements report date. There have been no events occurring subsequent to the close of the Company’s books or accounts that would have a material effect on the accompanying financial statements or note disclosures.

Other Information

Exhibits

a)	Certified resolution of the Board of Directors of Farmers New World Life Insurance Company (the “Company”) authorizing establishment of Farmers Annuity Separate Account A (the “Separate Account”), is incorporated by reference herein by reference to the initial registration statement on Form N-4 for Farmers Annuity Separate Account A filed wit.00.h the SEC on August 13, 1999 (File Nos. 333-85183 and 811-09547)(2/).

b)	Not applicable.

c)	1)	Distribution Agreement between Farmers New World Life Insurance Company and Investors Brokerage Services, Inc., is incorporated by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	2)	Investors Brokerage Services, Inc. Registered Representative Agreement, is incorporated by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	3)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	4)	Farmers Financial Solutions, LLC Registered Representative Agreement, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	5)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 8 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2006 (File Nos. 333-85183 and 811-09547).

	6)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, is incorporated herein by reference in Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).

	7)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on September 1, 2009 (File Nos. 333-85183 and 811-09547).

	8)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-4 for Farmers Annuity Separate Account A, (File Nos. 333-85183 and 811-09547).

d)	1)	Revised Form of Contract for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	2)	Revised Guaranteed Minimum Death Benefit Rider, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	3)	Revised Guaranteed Retirement Income Benefit Rider, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	4)	Waiver of Surrender Charge Rider – Terminal Illness, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	5)	Waiver of Surrender Charge Rider – Nursing Care, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	6)	Savings Incentive Match Plan for Employees (SIMPLE) Individual Retirement Annuity Amendment Rider, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

1

Confidential

	7)	Individual Retirement Annuity Amendment Rider, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	8)	Roth Individual Retirement Annuity Endorsement, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	9)	Final Contract for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File Nos. 333-85183 and 811-09547).

	10)	Revised Variable Contract Facing Page (2004), is incorporated herein by reference in Post-Effective Amendment No. 7 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File Nos. 333-85183 and 811-09547).

e)	1)	Form of Application for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	2)	Form of Variable Policy Application Supplement, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	3)	Revised Variable Policy Application Supplement, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547).

	4)	Revised Variable Policy Application Supplement (2004), is incorporated herein by reference in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File Nos. 333-85183 and 811-09547).

	5)	Revised Variable Policy Application Supplement (2007), is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

	6)	Variable Policy Application Supplement (May 2008), is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.

f)	1)	Articles of Incorporation of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	2)	By-Laws of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	3)	Amended Articles of Incorporation of Farmers New World Life .Insurance Company (May 1, 2007), is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	4)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009), is incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507)

	5)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010), is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

	6)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	7)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (May 27, 2015), is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	8)	Amended Articles of Incorporation of Farmers New World Life Insurance Company (February 27, 2018), is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

g)		Not applicable.

2

Confidential

h)	1)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	2)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	3)	Indemnification Agreement between Scudder Kemper Investments, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	4)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	5)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	6)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	7)	Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	8)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company filed with the SEC on April 29, 2022.

	9)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	10)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	11)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	12)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	13)	Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	14)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	15)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	16)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

3

Confidential

17)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

18)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

19)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 3 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File Nos. 333-85183 and 811-09547).

20)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547).

21)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company filed with the SEC on April 29, 2022.

22)	Rule 22c-2 Shareholder Information Agreement filed with the SEC on April 29, 2022.

23)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

24)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007, is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

25)	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.

26)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.

27)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company and in the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.

28)	Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

29)	Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the re-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

30)	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

31)	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

32)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

4

Confidential

33)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

34)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

35)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

36)	First Amendment to Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 13 on form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on October 22, 2009 (File Nos. 333-85183 and 811-09547).

37)	Novation an Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011, is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

38)	Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (DWSVS II), Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

39)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 4 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

40)	Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

41)	Amendment to Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Management Americas, Inc, DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

42)	Amendment to Participation Agreement Dated April 23, 2003 between DWS Investment VIT funds, Deutsche Investment Management Americas, Inc., DWS Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

43)	Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Distributors, Inc., and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

44)	Amendment to Participation Agreement Dated May 15, 2000 between Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

45)	Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

46)	Amendment to Participation Agreement Dated May 15, 2000 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs and Co., and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

5

Confidential

	47)	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5,2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	48)	Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015), is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	49)	Amendment to the Indemnification Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015), is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	50)	Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August 25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	51)	Termination of Participation Agreement, dated March 28, 2001, among Calvert Variable Series, Inc., Calvert Distributors, Inc., and Farmers New World Life Insurance Company dated September 19, 2017, and effective December 30, 2016, is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	52)	Fund Participation Agreement among Eaton Vance Distributors, Inc., Calvert Variable Series, Inc., and Farmers New World Life Insurance Company dated October 23, 2017, and effective December 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	53)	Amendment to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Legg Mason Investor Services, LLC, and Farmers New World Life Insurance Company, effective June 25, 2021 filed with the SEC on April 29, 2022.

	54)	Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company, Filed with the SEC on April 29, 2022.

	55)	Coinsurance and Modified Coinsurance Agreement between Farmers New World Life Insurance Company and Security Life of Denver Insurance Company effective August 1, 2023.

i)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001, is incorporated herein by reference in Post-Effective Amendment No. 3 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File Nos. 333-85183 and 811-09547).

j)	Not applicable.

k)	Opinion and consent of Ian Macleod, Filed herewith.

l)	1) Consent of Independent Registered Public Accounting Firm, Filed herewith.

m)	Not applicable.

n)	Schedule of Performance Computations, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547) and in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

o)	Not applicable.

p)	Power of Attorney, Filed herewith

6

Confidential

Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Annette Thompson[3]	Director

Scott Stoll[7]	Director

David Travers[5]	Director

Warren Tucker[6]	Director

Walter Kiceleff[2]	Director, Chairman of the Board and Interim President

Brian Keetch[2]	Chief Financial Officer

Bill Gorski[2]	Illustration Actuary

Michael Rohwetter[4]	Chief Investment Officer

Paula Gospel[2]	Chief Risk Officer

Jennie McGinnis[2]	Chief Actuary

Keith A. Terry[2]	Appointed Actuary

James Levett[2]	Controller

Michael Hoetzel[2]	Chief Claims Officer

Robert Gibson[2]	38a-1 Chief Compliance Officer

David Swaim[2]	Chief Underwriting Officer

Tina de Jong[2]	Special Corporate Counsel and Corporate Secretary

Rudy Trevino[1]	Interim Chief Compliance Officer

Michael Langford[1]	Assistant Treasurer

Margaret S. Giles[1]	Assistant Secretary

Nicole J. Pryor[1]	Assistant Secretary

Matthew Bowman[2]	Assistant Secretary

Parul Sehgal[1]	Assistant Secretary

1	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
2	The principal business address is 3120 139th Ave, Suite 300, Bellevue, WA 98005.
3	The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.
4	The principal business address is 4 World Trade Center, 150 Greenwich St., New York, NY 10007.
5	The principal business address is 15700 Long Vista Dr., Austin, TX 78728.
6	The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.
7	The principal business address is 6900 Chileno Valley Road, Petaluma, CA 94952

Persons Controlled by or Under Common Control with the Depositor or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

7

Confidential

Company	Domicile	Ownership	%
3PZ Holdings, LLC	DE	ZSF/Dallas Tower LLC	63.77000

Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.00000

ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.00000

Afterland Limited	GBR	Zurich Assurance Ltd	100.00000

AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.16327

Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	100.00000

Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.00000

Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	100.00000

Allied Zurich Holdings Limited	JEY	Zurich Versicherungs-Gesellschaft AG	100.00000

Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.00000

American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00000

American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00000

Applyhere Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	100.00000

Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.00000

Asistbras S/A Assistência ao Viajante	BRA	Travel Ace Internacional de Servicios S.A.	65.00000

Assistance Online (China) Co Ltd	CHN	Assistancee Online Pte. Ltd	100.00000

Assistancee Online HK Ltd	HKG	Assistancee Online HK Ltd	0.00000

Assistancee Online HK Ltd	HKG	Assistancee Online Pte. Ltd	100.00000

Assistancee Online Pte. Ltd	SGP	Customer Care Assistance Pty Ltd	100.00000

ASTIS Holdings Limited	AUS	Cover-More Finance Pty Limited	100.00000

Aust Office 1, LLC	DE	Zurich American Insurance Company	100.00000

autoSense AG	CHE	Zürich Versicherungs-Gesellschaft AG	33.33000

Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.00000

Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000

Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.00000

Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00000

Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000

Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.00000

BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.00000

Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.00000

Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000

Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.00000

Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000

Blue Insurance Australia Pty Ltd	AUS	Blue Insurance Limited	100.00000

Blue Insurance Limited	IRL	Cover-More Australia Pty Ltd	97.61000

Blue Marble Capital L.P.	BMU	Blue Marble Micro Limited	100.00000

Blue Marble Micro Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000

Blue Marble Microinsurance, Inc.	DE	Blue Marble Micro Limited	100.00000

Boldoni 3 S.r.l	ITA	Zurich Investments Life S.p.A.	100.00000

Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.50000

BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.00000

BOS Apt 1, LLC	DE	Zurich American Insurance Company	100.00000

BOS Apt 2, LLC	DE	Zurich American Insurance Company	100.00000

BOS Office 3, LLC	DE	Farmers New World Life Insurance Company	100.00000

BOS Office 4, LLC	DE	Zurich American Insurance Company	100.00000

BOS Retail 1, LLC	DE	Zurich American Insurance Company	100.00000

Boxx Cyber Services Middle East Ltd	ARE	Boxx Insurance Inc.	100.00000

Boxx Insurance Inc.	CAN	Zürich Versicherungs-Gesellschaft AG	33.33333

Boxx Insurance LLC	FL	Boxx Insurance Inc.	100.00000

Boxx Services PTE Limited	SGP	Boxx Insurance Inc.	100.00000

Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.00000

brokerbusiness.ch AG	CHE	Zürich Versicherungs-Gesellschaft AG	25.00000

Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.00000

Celta Assistance SL	ESP	Universal Assistance S.A.	100.00000

Centre Group Holdings (U.S.) Limited	DE	Zurich Structured Finance, Inc.	100.00000

Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00000

Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00000

8

Confidential

Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000

Centre Solutions (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000

Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000

Charlotte Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000

Charlotte Industrial 3, LLC	DE	Farmers New World Life Insurance Company	100.00000

Charlotte Office 1, LLC	DE	Zurich American Insurance Company	100.00000

CHI APT 1, LLC	DE	Zurich American Insurance Company	100.00000

CHI IND 1, LLC	DE	Farmers New World Life Insurance Company	100.00000

CHI IND 6, LLC	DE	Farmers New World Life Insurance Company	100.00000

Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.97703

Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	7.40525

Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.73165

COFITEM-COFIMUR	FRA	Zurich Versicherungs-Gesellschaft AG	12.40521

Colonial American Casualty and Surety Company	IL	Fidelity and Deposit Company of Maryland	100.00000

Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.00000

Concourse Skelmersdale Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000

Cover-More (NZ) Limited	NZL	Cover-More Australia Pty Ltd	100.00000

Cover-More Asia Pte. Ltd	SGP	Travel Assist Pty Limited	100.00000

Cover-More Australia Pty Ltd	AUS	Cover-More Holdings Pty Ltd	100.00000

Cover-More Finance Pty Limited	AUS	Cover-More Group Limited	100.00000

Cover-More Group Limited	AUS	Zurich Travel Solutions Pty Limited	100.00000

Cover-More Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000

Cover-More Holdings USA Inc.	DE	Travel Assist Pty Limited	100.00000

Cover-More Inc.	DE	Cover-More Holdings USA Inc.	100.00000

Cover-More Insurance Services Limited	GBR	Cover-More Australia Pty Ltd	100.00000

Cover-More Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000

CREC (Bloomington) Lender, LLC	DE	Zurich Structured Finance, Inc.	0.00000

CREC (Dallas) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000

CREC (Durham), LLC	DE	Zurich Structured Finance, Inc.	100.00000

CREC (Hagerstown) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000

CREC (Hagerstown) Owner, LLC	MD	Zurich Structured Finance, Inc.	0.00000

CREC (Las Vegas), LLC	DE	Zurich Structured Finance, Inc.	100.00000

CREC (Sioux Falls) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000

CREC (Sioux Falls) Owner, LLC	DE	Zurich Structured Finance, Inc.	100.00000

CREC (Sioux Falls), LLC	DE	Zurich Structured Finance, Inc.	100.00000

Customer Care Assistance Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000

Customer Care Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000

Customer Care Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000

DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000

Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000

Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.00000

Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000

Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.00000

Davidson Trahaire Corpsych (Singapore) Pte. Limited	SGP	DTC Bidco Pty Ltd	100.00000

Davidson Trahaire Corpsych Pty Ltd	AUS	Applyhere Pty Ltd	35.00000

Davidson Trahaire Corpsych Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	65.00000

Davidson Trahaire Holding Pty Ltd	AUS	DTC Australia Pty Ltd	100.00000

DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.00000

DC Retail 1, LLC	DE	Farmers New World Life Insurance Company	100.00000

DEN Industrial 1, LLC	DE	Farmers New World Life Insurance Company	100.00000

DEN Industrial 2, LLC	DE	Zurich American Insurance Company	100.00000

Dentolo Deutschland GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000

Derimed S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000

Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000

Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.82639

Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.90000

Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.00000

DIG GmbH	DEU	Digital Insurance Group B.V.	100.00000

DTC Australia Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000

DTC Bidco Pty Ltd	AUS	DTC Holdco Pty Ltd	100.00000

9

Confidential

DTC Holdco Pty Ltd	AUS	ASTIS Holdings Limited	100.00000

DTC NZ Bidco Limited	NZL	DTC Bidco Pty Ltd	100.00000

Dunbar Assets Ireland	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.00000

Dunbar Assets Ireland	IRL	Zurich Finance Company Ltd	0.03664

Dunbar Assets plc	GBR	Dunbar Assets Ireland	100.00000

Dusfal S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000

Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.00000

Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.00000

Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.00000

Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	0.00100

Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	99.99900

Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000

EcoHub AG	CHE	Zürich Versicherungs-Gesellschaft AG	6.16371

Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd—Rappresentanza Generale per l	35.71233

Empire Fire and Marine Insurance Company	IL	Zurich American Insurance Company	100.00000

Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00000

Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.00000

Endsleigh Financial Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000

Endsleigh Pension Trustee Limited	GBR	Zurich Holdings (UK) Limited	100.00000

Eritage S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000

ES Plympton Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000

ES Plympton Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000

Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.00000

Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.00000

Euclid Warehouses LP	DE	Zurich Structured Finance, Inc.	99.00000

Euroamérica Administradora General de Fondos S.A	CHL	Chilena Consolidada Seguros de Vida S.A.	100.00000

Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.00000

Farmers Family Fund	CA	Farmers Group, Inc.	100.00000

Farmers General Insurance Agency, Inc.	RI	FIG Leasing Co, Inc.	100.00000

Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.10000

Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.90000

Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00000

Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00000

Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00000

Farmers Services Corporation	NV	Farmers Group, Inc.	100.00000

Farmers Underwriters Association	CA	Farmers Group, Inc.	100.00000

Fidelity and Deposit Company of Maryland	IL	Zurich American Insurance Company	100.00000

FIG Holding Company	CA	Farmers Group, Inc.	100.00000

FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.00000

Fire Underwriters Association	CA	Farmers Group, Inc.	100.00000

Fitsense Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000

Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.42193

Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.57801

FX Insurance Agency Hawaii, LLC	HI	FIG Leasing Co., Inc.	100.00000

FX Insurance Agency, LLC	DE	FIG Leasing Co., Inc.	100.00000

General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000

Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000

H4B Humboldthafen Einheitsgesellschaft GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000

Halo Holdco Limited	GBR	Cover-More Australia Pty Ltd	100.00000

Halo Holdco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	0.00000

Halo Insurance Services Limited	GBR	Halo Holdco Limited	100.00000

Halo Insurance Services Pty Ltd	AUS	Halo Insurance Services Limited	100.00000

Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.00000

Healthinsite Proprietary Limited	ZAF	Zürich Versicherungs-Gesellschaft AG	100.00000

Healthlogix Pty Ltd	AUS	Insite Holdings Pty Ltd	100.00000

Healthlogix Technologia Eireli	BRA	Healthlogix Pty Ltd	100.00000

Herengracht Investments B.V	DEU	RE Curve Holding B.V.	100.00000

HOU IND 1, LLC	DE	Zurich American Insurance Company	100.00000

HOU IND 2, LLC	DE	Zurich American Insurance Company	100.00000

10

Confidential

HOU IND 3, LLC	DE	Zurich American Insurance Company	100.00000

Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.00000

INNATE, Inc.	DC	Cover-More Holdings USA Inc.	100.00000

Insite Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000

INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.00000

Intelligent Technologies OÜ	EST	Zürich Versicherungs-Gesellschaft AG	100.00000

International Travel Assistance S.A.	PAN	Zürich Versicherungs-Gesellschaft AG	55.00000

Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.00100

Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	99.99900

Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.00400

Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	94.99600

Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.00000

Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000

Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000

Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	99.99999

Isis S.A.	ARG	Inversiones Suizo-Argentina S.A.	60.50140

Isis S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	39.49860

Karvat Cover-More Assist. Pvt Ltd.	IND	Cover-More Asia Pte. Ltd	100.00000

Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00000

Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00000

Klare Corredora de Seguros S.A.	CHL	Zurich Insurance Mobile Solutions AG	49.90000

Komparu B.V.	NLD	Digital Insurance Group B.V.	100.00000

Kono Insurance Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000

Kraft Lake Insurance Agency, Inc.	MI	FIG Leasing Co, Inc.	100.00000

LA Apt. 1, LLC	DE	Zurich American Insurance Company	100.00000

LA Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000

La Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000

LA Industrial 4, LLC	DE	Zurich American Insurance Company	100.00000

LA Retail 1 LLC	DE	Zurich American Insurance Company	100.00000

Manon Vision Co., Ltd.	THA	Centre Solutions (Bermuda) Limited	0.00057

Manon Vision Co., Ltd.	THA	Zurich Finance Company Ltd	0.00066

Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.99877

MEATPACKING B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000

Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.85180

MI Administrators, LLC	DE	FIG Leasing Co., Inc.	100.00000

MIAMI INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.00000

Miami Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000

Miami Office 2, LLC	DE	Zurich American Insurance Company	100.00000

MIAMI OFFICE 3, LLC	DE	Zurich American Insurance Company	100.00000

Miami Retail 1, LLC	DE	Zurich American Insurance Company	100.00000

Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.00000

MSP APT 1, LLC	DE	Zurich American Insurance Company	100.00000

Nashville Apt. 1, LLC	DE	Zurich American Insurance Company	0.00000

Nashville Office 1, LLC	DE	Zurich American Insurance Company	100.00000

Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.00000

Nearheath Limited	GBR	Zurich Assurance Ltd	100.00000

NY Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000

Oak Underwriting plc	GBR	Zurich Holdings (UK) Limited	100.00000

OnePath General Insurance Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000

OnePath Life Australia Holdings Pty Ltd	AUS	Zurich Financial Services Australia Limited	100.00000

OnePath Life Limited	AUS	OnePath Life Australia Holdings Pty Ltd	100.00000

Orange Stone Company	IRL	Zurich Finance Company AG	100.00000

Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.00000

Parcelgate Limited	GBR	Zurich Assurance Ltd	100.00000

Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.11111

Perunsel S.A.	URY	Zürich Versicherungs-Gesellschaft AG	60.00000

PFS Pension Fund Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	18.43333

Philly Office 1, LLC	DE	Zurich American Insurance Company	100.00000

Philly Office Land, LLC	DE	Zurich American Insurance Company	100.00000

POR Apt 1, LLC	DE	Zurich American Insurance Company	100.00000

POR Apt 2, LLC	DE	Zurich American Insurance Company	100.00000

11

Confidential

Prime Corporate Psychology Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000

Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.15838

PT Asuransi Adira Dinamika Tbk	IDN	Zürich Versicherungs-Gesellschaft AG	98.48794

PT Zurich Insurance Indonesia	IDN	Zürich Rückversicherungs-Gesellschaft AG	1.56878

PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	97.09134

PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.00000

Qover	BEL	Zürich Versicherungs-Gesellschaft AG	21.26000

Raleigh Office 2, LLC	DE	Farmers New World Life Insurance Company	100.00000

RE Curve Holding B.V.	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000

Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.00000

Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.00000

Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000

REX Baume S.C.I	FRA	REX Holding France	100.00000

REX Holding France	FRA	REX OPPCI Fonds	100.00000

REX Holding S.a.r.l.	LUX	REX-ZDHL S.C.S. SICAV-SIF	100.00000

REX Mauchamps	FRA	REX Holding France	100.00000

REX Vilette	FRA	REX Holding France	0.00000

REX-Aurea-ZDHL S.C.S.	LUX	REX-ZDHL GP S.à r.l.	100.00000

REX-De Baak B.V.	NLD	REX Holding S.à r.l.	100.00000

REX-Germany-ZDHL S.C.S	LUX	REX-ZDHL S.C.S. SICAV-SIF	95.240

REX-Humboldthafen Verwaltungs GmbH	DEU	REX-ZDHL S.C.S. SICAV-SIF	100.00000

Rex-Spain-ZDHL S.L.	ESP	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000

REX-The East S.à.r.l	LUX	REX-ZDHL S.C.S. SICAV-SIF	94.80000

REX-ZDHL GP S.a.r.l.	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000

REX-ZDHL S.C.S. SICAV-SIF	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000

Rock Inne Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000

Rokin 21 B.V.	NLD	Roxana Vastgoed B.V.	100.00000

Rokin 49 B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000

Roxana Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000

Rural Community Insurance Company	MN	Zurich American Insurance Company	100.00000

San Diego Retail 1, LLC	DE	Zurich American Insurance Company	100.00000

Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.00000

Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000

Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.00000

Saudi National Insurance Company	BHR	Zurich Insurance Company Ltd (Bahrain Branch)	5.00000

SEA APARTMENT 2, LLC	DE	Zurich American Insurance Company	100.00000

Serviaide, S.A. - Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	100.00000

Servizurich S.A. - Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.00000

SF Apt 1, LLC	DE	Zurich American Insurance Company	100.00000

SpearTip International, LLC	IL	SpearTip, LLC	100.00000

Special Insurance Services, Inc.	IL	Zurich American Insurance Company	100.00000

Speigelhof Vastgoed B.V.	DEU	RE Curve Holding B.V.	100.00000

Springboard Health and Performance Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000

Springworks International AB	SWE	autoSense AG	50.00000

Steadfast Insurance Company	IL	Zurich American Insurance Company	100.00000

Stratos Limited	NZL	DTC NZ Bidco Limited	100.00000

Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.49505

Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.50495

TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000

Tennyson Insurance Limited	GBR	Zurich Holdings (UK) Limited	100.00000

The Liverpool Reversionary Company Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000

The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00000

TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.28571

Travel Ace Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	1.00000

Travel Ace Chile S.A.	CHL	Zürich Versicherungs-Gesellschaft AG	99.00000

Travel Ace Internacional de Servicios S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000

Travel Assist Pty Limited	AUS	ASTIS Holdings Limited	100.00000

12

Confidential

Travel Insurance Partners Pty Ltd	AUS	Travel Assist Pty Limited	100.00000

Travel Insurance Services Canada Inc.	CAN	World Travel Protection Canada Inc.	100.00000

Travelex Insurance Services Limited	DE	Cover-More Holdings USA Inc.	100.00000

Truck Underwriters Association	CA	Farmers Group, Inc.	100.00000

Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000

UA Assistance S.A. de C.V.	MEX	Travel Ace Internacional de Servicios S.A.	0.00000

UA Assistance S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000

Universal Assistance Assistencia Ao Viajante Ltda	BRA	Perunsel S.A.	0.00000

Universal Assistance S.A.	ARG	World Wide Assistance S.A.	92.71000

Universal Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	7.29000

Universal Assistance S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000

Universal Travel Assistance S.A.S.	COL	Zürich Versicherungs-Gesellschaft AG	100.00000

Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.00000

Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.00000

Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00000

Unviversal Assistance Inc.	FL	Universal Assistance S.A.	0.00000

Vehicle Dealer Solutions, Inc.	FL	Zurich Holding Company of America, Inc.	100.00000

Western Star Insurance Services, Inc.	TX	FIG Leasing Co, Inc.	100.00000

Winn-Dixie MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000

Wohnen H3B Humboldthafen GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000

World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.00000

World Wide Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000

Wrightway Underwriting Limited	IRL	Ballykilliane Holdings Limited	100.00000

Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000

ZCM (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000

ZCM Asset Holding Company (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000

ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00000

ZGEE14 Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000

ZIREF France 1 SCI	FRA	ZIREF France Holdco 1 SAS	99.99000

ZIREF France 1 SCI	FRA	ZIREF Holdco 1 SARL	0.01000

ZIREF France Delano SCI	FRA	ZIREF Holdco 1 SARL	0.01000

ZIREF France Delano SCI	FRA	ZIREF France Holdco 1 SAS	99.99000

ZIREF France Holdco 1 SAS	FRA	ZIREF Holdco 2 SARL	100.00000

ZIREF Holdco 1 SARL	LUX	Zurich Investments Life S.p.A.	100.00000

ZIREF Holdco 2 SARL	LUX	ZIREF Holdco 1 SARL	100.00000

ZIREF Lux Germany 1 SARL	LUX	ZIREF Holdco 2 SARL	100.00000

ZIREF Lux Germany 2 SARL	LUX	ZIREF Holdco 2 SARL	100.00000

ZIREF Lux Netherlands 1 SARL	LUX	ZIREF Holdco 2 SARL	100.00000

ZIREF Lux Netherlands 2 SARL	LUX	ZIREF Holdco 2 SARL	100.00000

ZIREF Lux Spain 1 SARL	LUX	ZIREF Holdco 2 SARL	100.00000

ZLS Aseguradora de Colombia S.A	COL	Zürich Lebensversicherungs-Gesellschaft AG	4.43000

ZLS Aseguradora de Colombia S.A	COL	Zürich Versicherungs-Gesellschaft AG	95.00000

ZNA Services, LLC	DE	ZFUS Services, LLC	100.00000

ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.00000

ZSF / Office KY, LLC	DE	Euclid Office LP	100.00000

ZSF / Office NV, LLC	DE	Euclid Office LP	100.00000

ZSF KY Annex, LLC	DE	Euclid KY Annex, LP	100.00000

ZSF/Bloomington, LLC	DE	Bloomington Office LP	100.00000

ZSF/C1 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000

ZSF/C1 MGP, LLC	DE	ZSF/C1 MGP Manager, Inc	1.00000

ZSF/C1 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000

ZSF/C2 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000

ZSF/C2 MGP, LLC	DE	ZSF/CF2 MGP Manager, Inc.	1.00000

ZSF/C2 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000

ZSF/Dallas Tower, LLC	DE	Dallas Tower LP	100.00000

ZSF/Land Parcels LLC	DE	Zurich Structured Finance, Inc.	100.00000

ZSF/WD Fitzgerald, LLC	DE	Euclid Warehouses LP	100.00000

ZSF/WD Hammond, LLC	DE	Euclid Warehouses LP	100.00000

ZSF/WD Jacksonville, LLC	DE	Euclid Warehouses LP	100.00000

ZSG Kfz-ZulassungsservicegesmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	33.33333

Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Finanz-Gesellschaft AG	0.00100

13

Confidential

Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Investments Life S.p.A.	0.00100

Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Lebensversicherungs-Gesellschaft AG	99.99600

Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Versicherungs-Gesellschaft AG	0.00100

Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	0.00100

Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.00000

Zurich Advice Network Limited	GBR	Allied Dunbar Assurance plc	100.00000

Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Compania de Sefuros, S.A.	0.00200

Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.99800

Zurich Agency Services Inc.	MA	Zurich Holding Company of America, Inc.	100.00000

Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00000

Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.01000

Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99000

Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00000

Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00000

Zurich American Life Insurance Company	IL	Zurich Holding Company of America, Inc.	100.00000

Zurich American Life Insurance Company of New York	NY	Zurich American Life Insurance Company.	100.00000

Zurich Argentina Cia. de Seguros S.A.	ARG	Inversiones Suizo-Argentina S.A.	55.46140

Zurich Argentina Cia. de Seguros S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	44.53611

Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Argentina Cia. de Seguros S.A.	46.64193

Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	53.35807

Zurich Aseguradora Argentina S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	99.90000

Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.00000

Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Inversiones Suizo-Argentina S.A.	89.99990

Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Isis S.A.	10.00010

Zurich Assurance Ltd	GBR	Eagle Star Holdings Limited	100.00000

Zurich Assure Australia Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000

Zurich Australia Limited	AUS	Zurich Financial Services Australia Limited	100.00000

Zurich Australian Insurance Limited	AUS	Zurich Financial Services Australia Limited	100.00000

Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australia Limited	40.00000

Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00000

Zurich Australian Property Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich Bank International Limited	GBR	Dunbar Assets Ireland	100.00000

Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00000

Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich IT Service AG Niederlassung fur Deutschland	82.61672

Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich Leben Service AG Niederlassung fur Deutschland	17.38328

Zurich Brasil Capitalizacao S.A	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Brasil Companhia de Seguros	BRA	Zurich Minas Brasil Seguros S.A.	100.00000

Zurich Building Control Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000

Zurich Canadian Holdings Limited	CAN	Zurich Insurance Company Ltd, Canadian Branch	68.81942

Zurich Canadian Holdings Limited	CAN	Zurich Versicherungs-Gesellschaft AG	31.18058

Zurich Commercial Services (Europe) GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000

Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Limited	50.00000

Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	50.00000

Zurich Compania de Reaseguros Argentina S.A.	ARG	Inversiones Suizo-Argentina S.A.	95.00000

Zurich Compania de Reaseguros Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	5.00000

Zurich Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	99.88280

Zurich Corredora de Bolsa S.A.	CHL	Inversiones Suizo Chilena S.A.	99.00030

Zurich Corredora de Bolsa S.A.	CHL	Zurich Investments Chile S.A.	0.99970

Zurich Customer Active Management, d.o.o.	SVN	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00000

Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Deutscher Herold Aktiengesellschaft	67.54030

Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.45970

Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00000

Zurich Employment Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000

Zurich Engineering Inspection Services Ireland Limited	IRL	Zurich Insurance plc	100.00000

Zurich Eurolife S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	90.00000

Zurich Eurolife S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	10.00000

14

Confidential

Zurich F&I Reinsurance T&C Limited	TCA	Universal Underwriters Service Corporation	99.99950

Zurich F&I Reinsurance T&C Limited	TCA	Zurich Agency Services Inc.	0.00050

Zurich Fianzas Mexico, S.A.DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Finance (Australia) Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich Finance (Ireland) DAC	IRL	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Limited	99.99800

Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00200

Zurich Finance Company Ltd	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Financial Services (Isle of Man) Group Services Limit	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Financial Services (Isle of Man) Holdings Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Financial Services (Isle of Man) Insurance Manager Lt	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Financial Services (UKISA) Limited	GBR	Allied Zurich Holdings Limited	90.31559

Zurich Financial Services (UKISA) Limited	GBR	Zurich Insurance plc	9.68441

Zurich Financial Services (UKISA) Nominees Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000

Zurich Financial Services Australia Limited	AUS	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Financial Services EUB Holdings Limited	IRL	Zurich Ins Group	0.08333

Zurich Financial Services EUB Holdings Limited	IRL	Zurich Insurance Group Ltd.	99.91667

Zurich Financial Services UK Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	99.00000

Zurich Finanz-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich General Insurance (Hong Kong) Limited	HKG	Zurich Insurance Company Ltd, Hong Kong Branch	100.00000

Zurich General Insurance Company (China) Limited	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich General Insurance Malaysia Berhad	MYS	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich General Partner (Scotland) Ltd	GBR	Allied Zurich Holdings Limited	100.00000

Zurich General Takaful Malaysia Berhad	MYS	Zurich Holdings Malaysia Berhad	100.00000

Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Companía de Seguros, S.A.	5.00000

Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Vida, Compañía de Seguros, S.A.	95.00000

Zurich Global Corporate UK Limited	GBR	Zurich Holdings (UK) Limited	100.00000

Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00000

Zurich Global Ventures MGA Solutions (SA)	BEL	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich Global, Ltd.	BMU	Zurich Holding Company of America, Inc.	100.00000

Zurich Group Pension Services (UK) Ltd	GBR	Zurich Assurance Ltd	100.00000

Zurich GSG Limited	GBR	Zurich GSH Limited	100.00000

Zurich GSH Limited	GBR	Zurich Holdings (UK) Limited	100.00000

Zurich Holding Company of America, Inc.	DE	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Holding Ireland Limited	IRL	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Holdings (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Immobilien (Deutschland) AG & Co. KG	DEU	Zurich Immobilientreuhand (Deutschland) GmbH	0.00000

Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AUT	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Immobilientreuhand (Deutschland) GmbH	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000

Zurich Insurance Company (U.K.) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Insurance Company Escritorio de Representacao no Bras	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Insurance Company Ltd., Representative Office Buenos Aires	ARG	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Insurance Holdings (Hong Kong) Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Insurance Malaysia Berhad	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Insurance plc	IRL	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07428

Zurich Insurance plc	IRL	Zurich Holding Ireland Limited	70.40509

Zurich Insurance plc	IRL	Zurich Insurance Company Ltd—Rappresentanza Generale per l	4.52063

Zurich Insurance plc, Representative Office Buenos Aires	ARG	Zurich Insurance plc	100.00000

Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Limited	99.99900

Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00100

Zurich International (UK) Limited	GBR	Zurich Holdings (UK) Limited	100.00000

Zurich International Life Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich International Pensions Administration Limited	IMN	Zurich International Life Limited	100.00000

Zurich Invest AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Invest ICAV	IRL	Zurich Invest AG	50.00000

Zurich Invest ICAV	IRL	Zürich Versicherungs-Gesellschaft AG	50.00000

Zurich Investment Management Limited	AUS	Zurich Australia Limited	100.00000

15

Confidential

Zurich Investment Services Limited	BMU	Zurich Finance Company Ltd	100.00000

Zurich Investments Life S.p.A.	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	100.00000

ZURICH IRELAND MASTER TRUSTEE DESIGNATED ACTIVITY COMPANY	IRL	Zurich Life Assurance plc	100.00000

Zurich Italy S.p.A.	ITA	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Santander Seguros Mexico, S.A.	99.99800

Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	0.00200

Zurich Kunden Center GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000

Zurich Latin America Corporation	FL	Zurich Holding Company of America, Inc.	100.00000

Zurich Latin America Holding S.L. - Sociedad Unipersonal	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000

Zurich Latin American Services S.A.	ARG	Inversiones Suizo-Argentina S.A.	6.32000

Zurich Latin American Services S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	93.68000

Zurich Lebensversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Legacy Solutions Services (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Life Assurance plc	IRL	Zurich Holding Ireland Limited	100.00000

Zurich Life Insurance (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich Life Insurance Company Ltd., Representative office Buenos Aires	ARG	Zurich Lebensversicherungs-Gesellschaft AG	100.00000

Zurich Life Preparatory Japan Co. Ltd.	JPN	Zürich Lebensversicherungs-Gesellschaft AG	100.00000

Zurich LiveWell Services and Solutions AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich Management (Bermuda) Ltd	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Management Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000

Zurich Minas Brasil Seguros S.A,	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Pension Trustees Ireland Limited	IRL	Zurich Insurance plc	50.00000

Zurich Pension Trustees Ireland Limited	IRL	Zurich Trustee Services Limited	50.00000

Zurich Pension Trustees Limited	GBR	Zurich Assurance Ltd	100.00000

Zurich Pensions Management Limited	GBR	Allied Dunbar Assurance plc	100.00000

Zurich Pensionskassen-Beratung AG	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000

Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.00000

Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.00056

Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.99944

Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Realty, Inc.	MD	Zurich Holding Company of America, Inc.	100.00000

Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000

Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.00100

Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99900

Zurich Risk Management Services (India) Private Limited	IND	Zürich Rückversicherungs-Gesellschaft AG	1.00000

Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.00000

Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Sander Vermögensverwaltungs AG (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	32.46000

Zurich Sander Vermögensverwaltungs AG (Deutschland)	DEU	Deutscher Herold Aktiengesellschaft	67.54000

Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	99.00000

Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros S.A.	1.00000

Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Latin America Holding S.L. - Sociedad Unipersonal	0.22007

Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Holding (Spain), S.L.	99.56848

Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.00000

Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000

Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000

Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L. - Sociedad Unipersonal	51.00000

Zurich Santander Seguros Argentina S.A.	ARG	Inversiones ZS America SpA	4.00000

Zurich Santander Seguros Argentina S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000

Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.78173

Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.21827

Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.50540

Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.49460

Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.00053

Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	99.99947

Zurich Schweiz Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich Seguros Ecuador, S.A.	ECU	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.00000

16

Confidential

Zurich Services (Australia) Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000

Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.99714

Zurich Services (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	0.00286

Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00100

Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.00100

Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.00100

Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.00100

Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.18000

Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.81600

Zurich Services Company (Pty) Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich Services US. LLC	DE	Farmers Group, Inc.	50.00000

Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.00000

Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.00000

Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.00000

ZURICH SERVICIOS DIRECTO ESPAÑA, S.L.	ESP	Zurich Insurance Mobile Solutions AG	100.00000

Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.02000

Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	99.98000

Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.98667

Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.01333

Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Small Amount and Short Term Insurance Ltd	JPN	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.00000

Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000

Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000

Zurich Technical Development (China) Limited	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000

Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000

Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000

Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000

Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000

Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000

Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000

Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000

Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125

Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000

Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000

Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000

Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Vorsorge-Beratungs und Vertriebs GmbH (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000

Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.00000

Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.00000

Zurich Workplace Solutions (Middle East) Limited	ARE	Zurich International Life Limited	100.00000

17

Confidential

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%
10433 Ella Blvd, LLC	DE	Mid-Century Insurance Company	100.00000

11930 Narcoossee Road, LLC	DE	Mid-Century Insurance Company	100.00000

12225 NE 60th Way, LLC	DE	Truck Insurance Exchange	100.00000

14001 Rosencrans Avenue, LLC	DE	Farmers Insurance Exchange	100.00000

145 Great Road LLC	DE	Mid Century Insurance Company	100.00000

17885 Von Karman, LLC	CA	Farmers Insurance Exchange	100.00000

201 Railroad Ave, LLC	DE	Farmers Insurance Exchange	100.00000

21st Century Casualty Company	CA	21st Century Insurance Group	100.00000

21st Century Centennial Insurance Company	PA	Mid-Century Insurance Company	100.00000

21st Century Insurance and Financial Services, Inc.	DE	Mid-Century Insurance Company	100.00000

21st Century Insurance Company	CA	21st Century Insurance Group	100.00000

21st Century Insurance Group	DE	Mid-Century Insurance Company	100.00000

21st Century North America Insurance Company	NY	Mid-Century Insurance Company	100.00000

21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00000

21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
2475 Mill Center Parkway, LLC	DE	Farmers Insurance Exchange	100.00000

280 Riverside Parkway, LLC	DE	Farmers Insurance Exchange	100.00000

18

Confidential

3049 East Washburn Road, LLC	DE	Farmers Insurance Exchange	100.00000

3195 East Washburn Road, LLC	DE	Farmers Insurance Exchange	100.00000

384 Santa Trinita Ave LLC	DE	Fire Insurance Exchange	100.00000

4345 Hamilton Mill Road, LLC	DE	Farmers Insurance Exchange	100.00000

475 Riverside Parkway, LLC	DE	Mid-Century Insurance Company	100.00000

6671-6675 North Macarthur Blvd, LLC	DE	Mid-Century Insurance Company	100.00000

American Federation Insurance Company	TX	21st Century Insurance Group	100.00000

American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00000

Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00000

Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00000

Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75000

Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50000

Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75000

Bristol West Insurance Company	OH	Coast National Insurance Company	100.00000

Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00000

Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00000

Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00000

BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00000

Civic Property and Casualty Company	CA	Fire Insurance Exchange	80.00000

Civic Property and Casualty Company	CA	Truck Insurance Exchange	20.00000

Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00000

Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00000

Coast National Insurance Company	CA	Coast National Holding Company	100.00000

Economy Fire & Casualty Company	IL	Farmers Property and Casualty Insurance Company	100.00000

Economy Preferred Insurance Company	IL	Economy Fire & Casualty Company	100.00000

Economy Premier Assurance Company	IL	Economy Fire & Casualty Company	100.00000

Exact Property and Casualty Company	CA	Fire Insurance Exchange	80.00000

Exact Property and Casualty Company	CA	Truck Insurance Exchange	20.00000

Farmers Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000

Farmers Direct Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000

Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00000

Farmers Group Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000

Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.00000

Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.00000

Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.00000

Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.00000

Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.70000

Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.30000

Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.00000

Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.00000

Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.00000

Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.00000

Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.00000

Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.00000

Farmers Insurance Exchange	CA	See Note 1

Farmers Insurance Hawaii, Inc.	HI	Mid-Century Insurance Company	100.00000

Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00000

Farmers Lloyds Insurance Company of Texas	TX	See Note 12

Farmers Lloyds, Inc.	TX	Farmers Property and Casualty Insurance Company	100.00000

Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.00000

Farmers Property and Casualty Insurance Company	RI	Farmers Insurance Exchange	80.00000

Farmers Property and Casualty Insurance Company	RI	Truck Insurance Exchange	10.00000

Farmers Property and Casualty Insurance Company	RI	Fire Insurance Exchange	10.00000

Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00000

Farmers Specialty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000

Farmers Texas County Mutual Insurance Company	TX	See Note 2

FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, Michigan	100.00000

FFS Holding, LLC	NV	Mid-Century Insurance Company	100.00000

Fire Insurance Exchange	CA	See Note 3
Foremost County Mutual Insurance Company	TX	See Note 4

Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00000

19

Confidential

Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00000

Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00000

Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00000

Foremost Lloyds of Texas	TX	See Note 5

Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000

Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000

GP, LLC	DE	Bristol West Holdings, Inc.	100.00000

Hawaii Insurance Consultants, Ltd.	HI	Mid-Century Insurance Company	100.00000

Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.00000

Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90000

Insurance Data Systems, G.P.	FL	GP, LLC	0.10000

MC Maple Tree, LLC	DE	Mid-Century Insurance Company	100.00000

Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.00000

Mid-Century Insurance Company	CA	Fire Insurance Exchange	10.00000

Mid-Century Insurance Company	CA	Truck Insurance Exchange	10.00000

Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00000

Neighborhood Spirit Property and Casualty Company	CA	Fire Insurance Exchange	80.00000

Neighborhood Spirit Property and Casualty Company	CA	Truck Insurance Exchange	20.00000

Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00000

Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.28000

Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.72000

Toggle Insurance Company	DE	Mid-Century Insurance Company	100.00000

Toggle Services, LLC	DE	Toggle Insurance Company	100.00000

Truck Insurance Exchange	CA	See Note 6

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 2: Farmers Group Inc, as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 3: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 4: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 5: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Note 6: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

20

Confidential

Note 7: Zurich Insurance Plc operates branches in the following countries: Italy (AA-1364106), Portugal (AA-1820001), Spain (AA-1840150), and United Kingdom (AA-1780059).

Note 8: Zurich Versicherungs-Aktiengesellschaft operates a branch in Germany (AA-1340017)

Note 9: Zurich Versicherungs-Gesellschaft AG also known as Zurich Insurance Company, Ltd operates branches in the following countries: Bermuda (AA-3190825), Canada (AA-1560999), Hong Kong (AA-5324112), Ireland (AA-1780042), Japan (AA-1584115), and Singapore (AA-5760036). It also operates a management entity Alpina International (AA-1460010) in Switzerland.

Note 10: An affiliate entity is the attorney-in-fact of Farmers Insurance Exchange, Fire Insurance Exchange and Truck Insurance Exchange (collectively “Exchanges”). The reporting entity’s relationship to the Exchanges, their subsidiaries, and the affiliates that they manage is classified as OTHER.

Note 11: This company is a subsidiary of Zurich Insurance Group Ltd., and is an affiliate of Farmers Group, Inc.

Note 12: Farmers Lloyds Insurance Company of Texas is a Texas company managed by Farmers Lloyds, Inc.

Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:

Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware

Farmers Group, Inc., an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

ANO	Netherlands Antilles	DEU	Germany	PRT	Portugal
ARG	Argentina	ESP	Spain	RUS	Russian Federation
AUT	Austria	FRA	France	SGP	Singapore
AUS	Australia	GBR	United Kingdom	SWE	Sweden
BHR	Bahrain	HKG	Hong Kong	SWZ	Swaziland
BMU	Bermuda	IDN	Indonesia	TCA	Turks & Caicos
BOL	Bolivia	IRL	Ireland	THA	Thailand
BRA	Brazil	IND	India	TUR	Turkey
BHS	Bahamas	ITA	Italy	TWN	Taiwan
CAN	Canada	JPN	Japan	URY	Uruguay
CHE	Switzerland	LBN	Lebanon	VEN	Venezuela
CHL	Chile	LUX	Luxembourg	VGB	Virgin Islands
CHN	China	MLT	Malta	ZAF	South Africa
COL	Colombia	MEX	Mexico
CYM	Cayman Islands	MYS	Malaysia

Indemnification

Under its By-Laws, Farmers, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a

21

Confidential

party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Principal Underwriter

(a) Farmers Financial Solutions, LLC is the registrant’s principal underwriter. It is also the principal underwriter for Farmers Variable Life Separate Account A.

(b) Officers and Directors of Farmers Financial Solutions, LLC, and their addresses, are as follows

Name and Principal Address	Positions and Officers with FFS
Janice Scott[1]	Director
Guy Meade Hanson[1]	Director
Al Gildemeister[1]	Director
Zachary Schear[1]	President
Taretha Ann Robinson[1]	Chief Compliance Officer
Joshua Alan Borkin[1]	Treasurer and Chief Financial Officer
Chau Do2	Secretary

1.	The principal business address is 31051 Agoura Road, Westlake Village, CA 91361.
2.	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.

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(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation

Farmers Financial Solutions, LLC	N/A	N/A	$74,874.57	$64,320.00

Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (including Rule 38a-1), are maintained by Farmers New World Life Insurance Company at 3120 139th Ave SE, Suite 300, Bellevue, WA 98005, and by Infosys McCamish Systems, L.L.C. Insurance Administrators at its Service Center located 3225 Cumberland Blvd SE, Suite 201, Atlanta, GA 30339.

Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Undertakings and Representations

(a)

The registrant undertakes that it will file a Post-Effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b)

The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Farmers New World Life Insurance Company for a statement of additional information.

(c)

The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d)

The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)

The Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Annuity Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bellevue, and the State of Washington, on this 30th day of April, 2024.

FARMERS ANNUITY SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Ian Macleod	By:	/s/ Walter Kiceleff
	Ian Macleod		Walter Kiceleff
	Attorney-in-Fact		President
	Security Life of Denver Insurance Company		Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Ian Macleod	By:	/s/ Walter Kiceleff
	Ian Macleod		Walter Kiceleff
	Attorney-in-Fact		President
	Security Life of Denver Insurance Company		Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 30 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ Walter Kiceleff	Director, Chairman of the Board and President
Walter Kiceleff

/s/ Brian Keetch	Chief Financial Officer
Brian Keetch

/s/ James Levett	Controller
James Levett

*/s/ David Travers	Director
David Travers

*/s/ Annette Thompson	Director
Annette Thompson

*/s/ Warren Tucker	Director
Warren Tucker

*/s/ Scott Stoll	Director
Scott Stoll

*/s/ Ian Macleod	*On April 30, 2024 as Attorney-In-Fact pursuant to Powers of Attorney filed herewith or by previous amendment
* by Ian Macleod

EXHIBIT INDEX

Exhibit (k)	Opinion of Ian Macleod, Attorney-in-Fact

Exhibit (l)(1)	Consent of Independent Registered Public Accounting Firm

Exhibit (p)	Power of Attorney

Exhibit (h)(55)	Coinsurance and Modified Coinsurance Agreement between Farmers New World Life Insurance Company and Security Life of Denver Insurance Company effective August 1, 2023.

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